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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   DEPOSITOR

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-CKN5

                             UNDERWRITING AGREEMENT

                             as of November 1, 2001

CREDIT SUISSE FIRST BOSTON CORPORATION
Eleven Madison Avenue
New York, New York  10010

Ladies and Gentlemen:

         1. Introductory. Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the "Depositor"), proposes to form a commercial mortgage trust (the "Trust"), which will issue, in multiple classes, securities entitled Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5. The Depositor further proposes, subject to the terms and conditions stated in this underwriting agreement (this "Agreement"), to sell to the underwriters named in Schedule I hereto (each, an "Underwriter" and, collectively, the "Underwriters"; provided, however, that if you are the only underwriter named in Schedule I hereto, then the terms "Underwriter" and "Underwriters" shall refer solely to you), for whom you act as representative (in such capacity, the "Representative"), those classes of such securities as are identified on Schedule II hereto (the classes of securities identified on Schedule II hereto, collectively, the "Certificates"). Each Certificate will evidence a fractional undivided, percentage interest or beneficial interest in the Trust. The terms on which the Trust will issue the Certificates will be specified in the Prospectus (as defined in Section 2(c)). The assets of the Trust (all such assets collectively, the "Trust Fund") will consist primarily of a segregated pool of multifamily, commercial and residential cooperative mortgage loans (collectively, the "Mortgage Loans") that will be purchased by the Depositor from Column Financial, Inc. ("Column"), KeyBank National Association ("KeyBank"), National Consumer Cooperative Bank ("NCB") and NCB Capital Corporation ("NCBCC" and, collectively with Column, KeyBank and NCB, the "Mortgage Loan Sellers"), respectively, pursuant to separate mortgage loan purchase agreements dated as of November 1, 2001 (each, a "Mortgage Loan Purchase Agreement"). The Trust will be created, the Mortgage Loans will be transferred to the Trust, and the Certificates will be issued, pursuant to a pooling and servicing agreement dated as of November 12, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, NCB as master servicer (in such capacity, the "Co-op Master Servicer") and special servicer (in such capacity, the "Co-op Special Servicer") with respect to those Mortgage Loans that are secured by residential cooperative properties (the "Co-op Mortgage Loans"), KeyCorp Real Estate Capital Markets, Inc. d/b/a KeyCorp Commercial Mortgage ("KRECM") as master servicer (in such capacity, the "General Master Servicer") and special servicer (in such capacity, the "General Special Servicer") for the Mortgage Loans that are not Co-op Mortgage Loans, and Wells Fargo Bank Minnesota, N.A. as trustee (in such capacity, the "Trustee").

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         The offering of the Certificates made pursuant to the Registration
Statement (as defined in Section 2(a)) will be made through the Underwriters. This Agreement provides for the sale of the Certificates to, and the purchase and offering thereof by, the Underwriters. Schedule I sets forth the aggregate amount of each class of Certificates that is to be purchased by each Underwriter. Schedule II sets forth the classes of the Certificates subject to this Agreement, the principal balance of each class of the Certificates to be issued and any terms thereof not otherwise specified in the Pooling and Servicing Agreement and the price at which each class of the Certificates is to be purchased by the Underwriters from the Depositor. The offering of the Certificates will be governed by this Agreement.

         2. Representations and Warranties of the Depositor. The Depositor represents and warrants to the Underwriters as of the date hereof as follows:

         (a) a registration statement on Form S-3, including a prospectus and such amendments thereto as may have been required to the date hereof, relating to the Certificates and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), in the form heretofore delivered to you, as the Representative, has been filed with the Securities and Exchange Commission (the "Commission") and has become effective; such registration statement, as amended (exclusive of any related Computational Materials and ABS Term Sheets (each as defined in Section 8(a) below) previously filed or to be filed pursuant to Section 5(a) and any Computational Materials and ABS Term Sheets relating to securities other than the Certificates), and the prospectus relating to the sale of the Certificates offered thereby by the Depositor and constituting a part of such registration statement, as such prospectus is from time to time amended or supplemented (including any prospectus filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission (the "Rules and Regulations") under the Act), are respectively referred to herein as the "Registration Statement" and the "Base Prospectus"; the conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 under the Act have been satisfied with respect to the Registration Statement; and no other amendment to the Registration Statement (other than any amendment thereof by reason of Rule 429) will be filed which shall be reasonably disapproved by you, as the Representative, promptly after reasonable notice thereof;

         (b) there is no request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information; the Commission has not issued any stop order suspending the effectiveness of the Registration Statement and the Depositor is not aware of any proceeding for that purpose having been instituted or threatened; and the Depositor has not received notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or with respect to any initiation or threat of any proceeding for such purpose;

         (c) the Registration Statement (i) on its effective date and on the date of the then most recently filed Prospectus Supplement (as defined below) conformed in all respects to the requirements of the Act and the Rules and Regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) on the date hereof will conform in all respects to the requirements of the Act and the Rules and Regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Base Prospectus and the supplement to the Base Prospectus prepared pursuant to Section 5(a) below (the "Prospectus Supplement" and, together with the Base Prospectus,

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the "Prospectus"), on the date hereof and on the Specified Delivery Date (as defined in Section 3 below), will conform in all respects to the requirements of the Act and the Rules and Regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing does not apply to (A) the information contained in or omitted from the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and in conformity with written or electronic information furnished to the Depositor by any Underwriter specifically for use therein, (B) the information contained in or omitted from the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and conformity with (1) the Master Tape, (2) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement, or (3) any other information concerning the characteristics of the Mortgage Loans, the related obligors on the Mortgage Loans (the "Borrowers") or the related mortgaged real properties securing the Mortgage Loans (the "Mortgaged Properties") furnished electronically or in writing to the Depositor or the Underwriters by any Mortgage Loan Seller in connection with the preparation of the Prospectus, or any amendment thereof or supplement thereto, (C) the information regarding the Mortgage Loans, the Borrowers, the Mortgaged Properties and/or the Mortgage Loan Sellers contained in or omitted from the Prospectus Supplement, or any amendment thereof or supplement thereto, under the headings "Summary of Prospectus Supplement--The Underlying Mortgage Loans", "Risk Factors--Risks Related to the Underlying Mortgage Loans" and "Description of the Underlying Mortgage Loans", on Exhibit A-1 or Exhibit A-2 thereto or on the accompanying diskette, or (D) the information contained in or omitted from any Computational Materials and/or ABS Term Sheets, or any amendment thereof or supplement thereto, incorporated by reference in the Registration Statement or the Prospectus (or any amendment thereof or supplement thereto). The "Master Tape" consists of the compilation of underlying information and data regarding the Mortgage Loans covered by the Independent Accountants Report on Applying Agreed Upon Procedures dated November 1, 2001, as supplemented to the Closing Date, and rendered by Arthur Andersen LLP;

         (d) the Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as described in the Prospectus and now conducted by it, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Depositor, and is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business;

         (e) the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Certificates conform, or will conform as of the Specified Delivery Date, to the description thereof contained in the Registration Statement and the Prospectus; and the Certificates, on the Specified Delivery Date, will be duly and validly authorized and, when such Certificates are duly and validly executed by the Trustee, authenticated by the Trustee or any other applicable registrar and delivered in accordance with the Pooling and Servicing Agreement and delivered and paid for as provided herein, will be validly issued and outstanding and entitled to the benefits and security afforded by the Pooling and Servicing Agreement;

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         (f) the Depositor is not in violation of its certificate of incorporation or by-laws or in default under any agreement, indenture or instrument the effect of which violation or default would be material and adverse to the Depositor or which violation or default would have a material adverse effect on the performance by the Depositor of its obligations under this Agreement, the Pooling and Servicing Agreement or any of the Mortgage Loan Purchase Agreements; and the issue and sale of the Certificates and the compliance by the Depositor with all of the provisions of the Certificates, this Agreement and the Pooling and Servicing Agreement, and the execution and delivery by the Depositor of this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are within the corporate power of the Depositor and have been, or will have been, duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery by the Depositor of such instruments, nor the consummation by the Depositor of the transactions herein or therein contemplated, nor the compliance by the Depositor with the provisions hereof or thereof, did, does or will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Depositor,
(B) conflict with any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, (C) conflict with any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound or (D) except as contemplated by the Pooling and Servicing Agreement, result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of any such indenture, mortgage, contract or other instrument;

         (g) there are no actions or proceedings against, or investigations of, the Depositor pending, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, any of the Mortgage Loan Purchase Agreements or the Certificates, (ii)seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or any of the Mortgage Loan Purchase Agreements, (iii)which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability against the Depositor of this Agreement, the Pooling and Servicing Agreement, any of the Mortgage Loan Purchase Agreements or the Certificates or (iv)seeking to affect adversely the federal income tax attributes of the Certificates described in the Prospectus;

         (h) there has not been any material adverse change in the business, operations, financial condition, properties or assets of the Depositor since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement, the Pooling and Servicing Agreement or any of the Mortgage Loan Purchase Agreements;

         (i) there are no contracts, indentures or other documents of a character required by the Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto;

         (j) the Depositor possesses all material licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Depositor has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which,

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singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Depositor;

         (k) this Agreement has been duly authorized, executed and delivered by the Depositor; and, assuming due authorization, execution and delivery hereof by the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and
(iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport or are construed to provide indemnification from liabilities under applicable securities laws;

         (l) on the Specified Delivery Date, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will have been duly authorized, executed and delivered by the Depositor and will be legal, valid and binding agreements of the Depositor, enforceable against the Depositor in accordance with their respective terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

         (m) all approvals, authorizations, consents, orders or other actions of any person, corporation or other organizations, or of any court, governmental agency or body or official (except with respect to the state securities or "blue sky" laws of various jurisdictions) required in connection with the valid and proper authorization, issuance, offering and sale of the Certificates pursuant to this Agreement and the Pooling and Servicing Agreement have been or will be taken or obtained on or prior to the Specified Delivery Date;

         (n) at the Specified Delivery Date, each of the Mortgage Loans will meet the criteria for selection described in the Prospectus Supplement;

         (o) neither the Depositor nor the Trust Fund is, and neither the sale of the Certificates in the manner contemplated by the Prospectus nor the activities of the Trust Fund pursuant to the Pooling and Servicing Agreement will cause the Depositor or the Trust Fund to be an "investment company" or under the control of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act");

         (p) at the time of the execution and delivery of the Pooling and Servicing Agreement, the Depositor (i) except as disclosed in the Prospectus, will convey to the Trustee, or cause to be conveyed to the Trustee, all of the Depositor's right, title and interest in and to the Mortgage Loans being transferred to the Trustee pursuant to the Pooling and Servicing Agreement, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively "Liens") granted by or imposed upon the Depositor, (ii) will not have assigned to any other person any of its right, title or interest in the Mortgage Loans or in the Pooling and Servicing Agreement or the

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Certificates, and (iii) will have the power and authority to transfer or cause the transfer of the Mortgage Loans to the Trustee and to sell the Certificates to the Underwriters;

         (q) upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired ownership of all of the Depositor's right, title and interest in and to the Mortgage Loans except to the extent disclosed in the Prospectus, and upon delivery to the Underwriters of the Certificates pursuant hereto, each Underwriter will have good title to the Certificates purchased by such Underwriter, in each case free of Liens granted by or imposed upon the Depositor;

         (r) upon the sale of 10% of the total principal balance of the Certificates and any other mortgage pass-through certificates of the same series to unaffiliated third parties, the Depositor will, under generally accepted accounting principles, report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and the sale of the Certificates to the Underwriters pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by the Certificates;

         (s) the consideration received by the Depositor upon the sale of the Certificates to the Underwriters will constitute at least reasonably equivalent value and fair consideration for the Certificates;

         (t) the Depositor will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Certificates to the Underwriters;

         (u) the Depositor is not selling the Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Depositor;

         (v) at the Specified Delivery Date, the respective Classes of Certificates shall have been assigned ratings no lower than those set forth in
Schedule II hereto by the nationally recognized statistical rating organizations identified in Schedule II hereto (the "Rating Agencies"); and

         (w) any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Pooling and Servicing Agreement and the Certificates payable by the Depositor (other than income taxes) have been paid or will be paid at or prior to the Specified Delivery Date.

         3. Purchase, Sale and Delivery of Certificates. The closing for the purchase and sale of the Certificates contemplated hereby (the "Closing"), shall be made at the date, location and time of delivery set forth in Schedule II hereto, or such later date as shall be mutually acceptable to you, as the Representative, and the Depositor (such date and time of purchase and sale of the Certificates being herein called the "Specified Delivery Date"). Delivery of the Certificates will be made in book-entry form through the facilities of The Depository Trust Company ("DTC"). Each class of Certificates will be represented by one or more definitive global certificates to be deposited by or on behalf of the Depositor with DTC. Delivery of the Certificates shall be made to the several Underwriters against payment by the several Underwriters of the purchase price for the Certificates to or upon the order of the Depositor by wire transfer of immediately available funds or by such other method as may be acceptable to the Depositor.

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         The Depositor agrees to have the Certificates available for inspection by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Specified Delivery Date.

         4. Offering by Underwriters. (a) It is understood that the Underwriters propose to offer the Certificates for sale to the public as set forth in the Prospectus. It is further understood that the Depositor, in reliance upon Policy Statement 105, has not filed and will not file an offering statement pursuant to
Section 352-e of the General Business Law of the State of New York with respect to the Certificates. As required by Policy Statement 105, each Underwriter therefore covenants and agrees with the Depositor that sales of the Certificates made by such Underwriter in the State of New York will be made only to institutional investors within the meaning of Policy Statement 105.

         (b) Each Underwriter represents, warrants and covenants that: (i) it has not offered or sold and, prior to the date six months after the date of issue of the offered certificates, will not offer or sell any of the Certificates to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulation Act 1995 (as amended); (ii) it has complied and will comply with all applicable provisions for the Financial Services Act 1986 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on.

         5. Covenants of the Depositor. The Depositor covenants and agrees with the Underwriters that:

         (a) the Depositor has prepared and/or shall prepare (and shall file with the Commission pursuant to Rule 424 under the Act) a prospectus supplement setting forth the amount of Certificates covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the price at which such Certificates are to be purchased by the Underwriters from the Depositor, either the initial public offering price or the method by which the price at which such Certificates are to be sold will be determined, the selling concessions and reallowances, if any, and such other information as the Underwriters and the Depositor deem appropriate in connection with the offering of such Certificates, but the Depositor shall not file any amendments to the Registration Statement as in effect with respect to the Certificates (other than an amendment by reason of Rule 429 under the Act), or any amendments or supplements to the Prospectus, unless it has first delivered copies of such amendments or supplements to you, as the Representative, and given you a reasonable opportunity to review the same, or if you have reasonably objected thereto promptly after receipt thereof; the Depositor shall immediately advise the Underwriters (i) when notice is received from the Commission that any post-effective amendment to the Registration Statement (other than an amendment by reason of Rule 429 under the Act) has been filed or has become or will become effective or any supplement to the Prospectus or any amended Prospectus, in each case relating to the Certificates specified in Schedule I has been filed and will furnish the Underwriters with copies thereof, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information relating to the Certificates

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and (iii) of any order or communication suspending or preventing, or threatening to suspend or prevent, the offer and sale of the Certificates or of any proceedings or examinations that may lead to such an order or communication, whether by or of the Commission or any authority administering any state securities or "blue sky" law, as soon as the Depositor is advised thereof, and shall use its best efforts to prevent the issuance of any such order or communication and to obtain as soon as possible its lifting, if issued. Subject to the Underwriters' compliance with their obligations set forth in Section 8 below, the Depositor shall file with the Commission a Current Report on Form 8-K including any Computational Materials and ABS Term Sheets provided to it by any Underwriter pursuant to Section 8 below not later than the date on which such Current Report is required to be filed with the Commission;

         (b) if, at any time when a prospectus is required to be delivered under the Act in connection with the initial offering of the Certificates as contemplated by this Agreement, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Depositor shall prepare and file with the Commission, at its expense and subject to clause
(a) above, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance;

         (c) the Depositor shall make generally available to the holders of the Certificates (the "Certificateholders"), in each case as soon as practicable, earning statements covering (i) a period of 12 months beginning not later than the first day of the Trust's fiscal quarter next following the effective date of the Registration Statement and (ii) a period of 12 months beginning no later than the first day of the Trust's fiscal quarter next following the date hereof, which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission with respect to the Certificates. The Depositor shall cause the Pooling and Servicing Agreement to require the Trustee to furnish or make available, within a reasonable time after the end of each calendar year, to each holder of a Certificate at any time during such year, such information as the Depositor deems necessary or desirable to assist Certificateholders in preparing their federal income tax returns;

         (d) the Depositor shall furnish to any Underwriter, without charge, copies of the Prospectus, and all amendments and supplements to such documents relating to the Certificates, in each case as soon as available and in such quantities as such Underwriter may reasonably request;

         (e) the Depositor shall arrange for the qualification of the Certificates for sale and the determination of their eligibility for investment under the laws of such jurisdictions as you, as the Representative, designate and shall continue such qualifications in effect so long as required for the distribution; provided, however, that neither the Depositor nor the Trust shall be required to qualify to do business in any jurisdiction where it is now not qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is now not subject to service of process;

         (f) the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated as follows: (i) the Underwriters shall bear all out-of-pocket and/or internally allocated costs and expenses incurred by them in connection with the transaction herein contemplated, including, without limitation, fees and expenses of their counsel, any transfer taxes on the

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Certificates and the expenses of any advertising of the offering the
Certificates made by the Underwriters; and (ii) the Depositor and the Mortgage Loan Sellers, in such proportions as they may agree, shall bear (A) the costs incident in the preparation, printing and filing under the Act of the Registration Statement, any Preliminary Prospectus (as defined in Section 6 below), each Prospectus and any amendments thereof and supplements and exhibits thereto, (B) the costs of distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), any Preliminary Prospectus, each Prospectus and any amendment or supplement to the Prospectus as provided in this Agreement, (C) the costs of printing and distributing the Pooling and Servicing Agreement, (D) the costs of filings, if any, with the National Association of Securities Dealers, Inc., (E) fees paid to the Rating Agencies in connection with the rating of the Certificates, (F) the fees and expenses of qualifying the Certificates under State securities laws as provided herein, and of preparing and printing, if so requested by any Underwriter, a preliminary blue sky survey and legal investment survey concerning the legality of the Certificates as an investment (including fees and disbursements of counsel to the Underwriters in connection therewith), and (G) any other costs and expenses incident to the performance of the Company's obligations under this Agreement; provided that neither Lehman Brothers Inc. nor McDonald Investments Inc., in each case, in its capacity as an Underwriter, shall be required to bear more than its own out-of-pocket and/or internally allocated costs and expenses incurred in connection with the transactions herein contemplated.

         (g) to the extent that the Pooling and Servicing Agreement provides that the Underwriters are to receive any notices or reports, or have any other rights thereunder, the Depositor will cause the Pooling and Servicing Agreement to provide that the Underwriters are to be third-party beneficiaries and that it may not be amended in any manner that would materially adversely affect such rights of the Underwriters without their consent; and

         (h) during the period when a prospectus is required by law to be delivered in connection with the initial offering of the Certificates as contemplated by this Agreement, the Depositor shall file, or cause the Trustee to file on behalf of the Trust, on a timely and complete basis, all documents that are required to be filed by the related Trust with the Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         6. Conditions to the Obligations of the Underwriters. The obligation of each Underwriter to purchase and pay for its allotment of the Certificates subject to this Agreement will be subject to the accuracy of the representations and warranties on the part of the Depositor as of the date hereof and the Specified Delivery Date, to the accuracy of the statements of the Depositor made pursuant to the provisions thereof, to the performance by the Depositor in all material respects of its obligations hereunder and to the following additional conditions precedent:

         (a) The Underwriters shall have received from Arthur Andersen LLP, certified public accountants, letters dated the date of the Prospectus Supplement and the date of any preliminary version of the Prospectus Supplement delivered to prospective investors in the Certificates (a "Preliminary Prospectus Supplement" and, together with the accompanying form of the Base Prospectus, a "Preliminary Prospectus"), respectively, and satisfactory in form and substance to you, as the Representative, and your counsel, stating in effect that, using the assumptions and methodology used by the Depositor, all of which shall be described in such letters, they have recalculated such numbers and percentages set forth in the Prospectus Supplement and any Preliminary Prospectus Supplement as you, as the Representative, may reasonably request and as are agreed to by Arthur Andersen LLP, compared the results of their calculations to the corresponding items in the Prospectus Supplement and any Preliminary Prospectus Supplement, respectively, and found each such number and percentage set forth in the Prospectus Supplement and any Preliminary Prospectus Supplement, respectively, to be in agreement with the results of such calculations.

         (b) all actions required to be taken and all filings required to be made by the Depositor under the Act prior to the Specified Delivery Date shall have been duly taken or made; and prior to the Specified Delivery Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Depositor or any Underwriter, shall be contemplated by the Commission;

         (c) unless otherwise specified in Schedule II, the Certificates subject to this Agreement and offered by means of the Registration Statement shall be rated the ratings specified in Schedule II, and shall not have been lowered or placed on any credit watch with a negative implication for downgrade;

         (d) the Underwriters shall have received an opinion of in-house counsel to the Depositor, dated the Specified Delivery Date, in substantially the same form as Exhibit A attached hereto;

         (e) the Underwriters shall have received opinions and a letter of Sidley Austin Brown & Wood, special counsel to the Depositor, dated the Specified Delivery Date, in substantially the same forms as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, attached hereto;

         (f) the Underwriters shall have received an opinion of in-house counsel to Column, dated the Specified Delivery Date, in substantially the same form as Exhibit C attached hereto;

         (g) the Underwriters shall have received an opinion of Sidley Austin Brown & Wood, special counsel to Column, dated the Specified Delivery Date, in substantially the same form as Exhibit D attached hereto;

         (h) the Underwriters shall have received an opinion of in-house counsel to KeyBank and KRECM, dated the Specified Delivery Date, in substantially the same form as Exhibit E attached hereto;

         (i) the Underwriters shall have received an opinion and a letter of Polsinelli, Shalton & Welte, P.C., special counsel to KeyBank, dated the Specified Delivery Date, in substantially the same forms as Exhibit F-1 and Exhibit F-2, respectively, attached hereto;

         (j) the Underwriters shall have received an opinion of Phillips, Lytle, Hitchcock, Blaine & Huber, special counsel to KeyBank and KRECM, dated the Specified Delivery Date, in substantially the same form as Exhibit G attached hereto;

         (k) the Underwriters shall have received opinions and a letter of Robinson Silverman Pearce Arronsohn & Berman LLP, special counsel to NCB and NCBCC, dated the Specified Delivery Date, in substantially the same forms as Exhibit H-1, Exhibit H-2, Exhibit H-3, Exhibit H-4 and Exhibit H-5, respectively, attached hereto;

         (l) the Underwriters shall have received opinions of counsel to the Trustee, dated the Specified Delivery Date, in substantially the same forms as
Exhibit I-1 and Exhibit I-2, respectively, attached hereto;

         (m) the Underwriters shall have received from the counsel referred to in clauses 6(d) through 6(l) above copies of any other opinions rendered thereby to the Rating Agencies, together with reliance letters, dated the Specified Delivery Date, authorizing the Underwriters to rely on those opinions as if they were addressed to the Underwriters;

         (n) the Underwriters shall have received certificates signed by one or more duly authorized officers of the Depositor, dated the Specified Delivery Date, in substantially the same forms as Exhibit J-1 and Exhibit J-2, respectively, attached hereto;

         (o) the Underwriters shall have received certificates, signed by one or more duly authorized officers of KeyBank, dated the Specified Delivery Date, in substantially the same forms as Exhibit K-1 and Exhibit K-2, respectively, attached hereto;

         (p) the Underwriters shall have received certificates, signed by one or more duly authorized officers of NCB, dated the Specified Delivery Date, in substantially the same forms as Exhibit L-1 and Exhibit L-2, respectively, attached hereto;

         (q) the Underwriters shall have received certificates, signed by one or more duly authorized officers of NCBCC, dated the Specified Delivery Date, in substantially the same forms as Exhibit M-1 and Exhibit M-2, respectively, attached hereto;

         (r) the Underwriters shall have received a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Specified Delivery Date, in substantially the same form as Exhibit N attached hereto;

         (s) the Underwriters shall have received a certificate signed by one or more duly authorized officers of KRECM, dated the Specified Delivery Date, in substantially the same form as Exhibit O;

         (t) Column, KeyBank, NCB and NCBCC shall have sold the Mortgage Loans to the Depositor, pursuant to the respective Mortgage Loan Purchase Agreements; and

         (u) all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to you, as the Representative, and your counsel, and the Underwriters shall have received such additional information, certificates and documents as it or any of the other Underwriters may have reasonably requested.

         7. Indemnification. (a) The Depositor shall indemnify and hold harmless each Underwriter, each of its officers and directors and each person, if any, that controls any Underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any expenses, losses, claims, damages or liabilities, joint or several, to which such Underwriter or any such officer, director or controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Depositor shall reimburse, as incurred, each Underwriter and each such officer, director and controlling person for any legal or other expenses reasonably incurred by such Underwriter, officer, director or controlling person in connection with investigating or defending any such expense, loss, claim, damage, liability or action; provided, however, that the Depositor shall not be liable in any such case to the extent that any such expense, loss, claim, damage or liability (A) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) in reliance upon and in conformity with written or electronic information furnished to the Depositor by any Underwriter through the Representative specifically for use therein (the "Underwriters' Information"), (B) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) in reliance upon and in conformity with (1) the Master Tape, (2) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement or (3) any other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers furnished electronically or in writing to the Depositor or the Representative by any Mortgage Loan Seller in connection with the preparation of any Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto, or
(C) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (other than a Depositor Mathematical Error (as defined below)) made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) with respect to the Mortgage Loans, the Mortgaged Properties, the Borrowers and/or the Mortgage Loan Sellers under the headings "Summary of Prospectus Supplement--The Underlying Mortgage Loans", "Risk Factors--Risks Related to the Underlying Mortgage Loans" and "Description of the Underlying Mortgage Loans" therein, on Exhibit A-1 or Exhibit A-2 thereto or on the accompanying diskette, or (D) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Computational Materials or ABS Term Sheets (or any amendments thereof or supplements thereto) furnished to prospective investors and made a part of, or incorporated by reference into, the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment thereof or supplement thereto); and provided, further, that the Depositor shall not be liable to any Underwriter or any such officer, director or controlling person under the indemnity agreement in this Section 7(a) with respect to any untrue statement in, or omission from, any Preliminary Prospectus, to the extent that any such expense, loss, claim, damage or liability of such Underwriter or such officer, director or controlling person results from the fact that such Underwriter sold Certificates to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or a copy of the Prospectus as then amended or supplemented, the Depositor had previously furnished copies thereof to such Underwriter, delivery of the Prospectus to such Person was required under applicable law and the Prospectus corrected the untrue statement in, or omission from, such Preliminary Prospectus.

         The Depositor and the Underwriters acknowledge that the following statements constitute the only Underwriters' Information furnished in writing or electronically by or on behalf of the Underwriters for inclusion in the Registration Statement, the Prospectus or any Preliminary Prospectus: the second sentence of the second paragraph, and the only sentence of the sixth paragraph, on the cover of each of the Prospectus Supplement and any Preliminary Prospectus Supplement; the entire subsection entitled "Summary of Prospectus Supplement--Relevant Parties/Entities--Underwriters" in each of the Prospectus Supplement and any Preliminary Prospectus Supplement; and the first sentence of the fourth paragraph, and the second sentence of the fifth paragraph, under the heading "Underwriting" in each of the Prospectus Supplement and any Preliminary Prospectus Supplement.

         A "Depositor Mathematical Error" consists of any untrue statement or omission made in the Prospectus Supplement, any Preliminary Prospectus Supplement or, if it was developed by the Depositor or Credit Suisse First Boston Corporation, any ABS Term Sheet as a result of an error in the manipulation of, or any calculations based upon, or any aggregation (other than an aggregation made in the Master Tape) of, the numerical, financial and/or statistical information regarding the Mortgage Loans, the Mortgaged Properties, the Borrowers and/or the Mortgage Loan Sellers contained in the Master Tape or otherwise provided to the Depositor by any Mortgage Loan Seller.

         (b) Each Underwriter shall severally, and not jointly, indemnify and hold harmless the Depositor, each of its officers and directors and each person, if any, who controls the Depositor within the meaning of the Act or the Exchange Act against any expenses, losses, claims, damages or liabilities to which the Depositor or any such officer, director or controlling person may become subject under the Act, the Exchange Act or otherwise, and shall reimburse, as incurred, any legal or other expenses reasonably incurred by the Depositor or any such officer, director or controlling person in connection with investigating or defending any such expense, loss, claim, damage, liability or action, in each case insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Underwriter's Information in any Preliminary Prospectus Supplement, the Prospectus Supplement or any amendment or supplement thereto or the omission or alleged omission to state in such Underwriter's Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact (other than a Depositor Mathematical Error) contained in the Computational Materials or ABS Term Sheets, as applicable, that such Underwriter provides to its respective potential investors, or (B) the omission or the alleged omission to state therein a material fact required to be stated therein or which, when any such item is read together with any Preliminary Prospectus Supplement and the Prospectus Supplement, is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no Underwriter shall be liable to the extent that any expense, loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in any Computational Materials or ABS Term Sheets (or any amendment thereof or supplement thereto) made in reliance upon and in conformity with (A) the Master Tape, (B) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement or (C) any other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers furnished to the Underwriters by the Depositor or any Mortgage Loan Seller (the error in the Master Tape or any such other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers or the breach in such representations and warranties that gave rise to such untrue statement or omission, a "Collateral Error"), except to the extent that a Mortgage Loan Seller or the Depositor notified such Underwriter in writing of such Collateral Error or provided in written or electronic form information superseding or correcting such Collateral Error (in any case, a "Corrected Collateral Error") a reasonable time period prior to confirmation of sale to the person that purchased the Certificates that are the subject of any such loss, claim, damage, liability, cost or expense, or action in respect thereof, and such Underwriter failed to deliver to such person corrected Computational Materials or ABS Term Sheets (or, if the superseding or correcting information was contained in the Prospectus, failed to deliver to such person, where such delivery was required by applicable law, the Prospectus as then amended or supplemented) at or prior to confirmation of such sale to such person. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Any Computational Materials or ABS Term Sheets (or amendments thereof or supplements thereto) so furnished to the Depositor by a particular Underwriter shall relate exclusively to and be, to the extent provided herein, the several responsibility of such Underwriter and no other Underwriter.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 7, except to the extent that the indemnified party's failure to so notify the indemnifying party has materially prejudiced the indemnifying party. In case any such action is brought against any indemnified party, after such indemnifying party has been notified of the commencement thereof, such indemnifying party shall be entitled to participate therein (at its own expense), and, to the extent that it may wish, shall be entitled to assume the defense thereof (jointly with any other indemnifying party similarly notified) with counsel reasonably satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal fees or expenses of separate counsel subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel,
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to designate within a reasonable period of time counsel reasonably satisfactory to the indemnified party (in which case the fees and expenses of separate counsel shall be paid as incurred by the indemnifying party). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent. However, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing two sentences, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement (i) provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement and (ii) does not require an admission of fault, culpability or failure to act by the indemnified party, without the consent of the indemnified party.

         (d) If recovery is not available under Section 7(a) or Section 7(b) for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution from the Depositor (in the case of Section 7(a)) or one or more Underwriters (in the case of Section 7(b)), as applicable, for the expenses, losses, claims, damages and/or liabilities intended to be covered under the relevant Section, as incurred, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Depositor on the one hand and each Underwriter on the other from the offering of the Certificates subject to this Agreement (taking into account the portion of the proceeds of the offering realized by each). In the event contribution according to the foregoing sentence is not permitted by law, in determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Depositor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method that does not take account of the equitable considerations referred to above. Notwithstanding anything herein to the contrary, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter in connection with the offering of the Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The amount paid or payable by an indemnified party as a result of the expenses, losses, claims, damages or other liabilities referred to in this
Section 7 shall be deemed to include any legal fees and disbursements or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim except where the indemnified party is required to bear such expenses. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

         (f) The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Depositor, any Underwriter, any of their respective directors or officers, or any person controlling the Depositor or any Underwriter, and (iii) acceptance of and payment for any of the Certificates.

         (g) The obligations of the Depositor under this Section 7 shall be in addition to any liability which the Depositor may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Depositor and to each person, if any, who controls the Depositor within the meaning of the Act or the Exchange Act.

         8. Computational Materials.

         (a) The Underwriters agree to provide to the Depositor not later than 10:30 a.m., New York time, on the Business Day before the date on which a Current Report on Form 8-K is required to be filed by the Depositor with the Commission pursuant to the No-Action Letters (as defined below) (each, a "Current Report") five complete copies of all materials that have been provided by the Underwriters to prospective investors in the Certificates and that constitute (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 and issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 and issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") and (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995 and issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together with the Kidder Letters, the "No-Action Letters"), and the Underwriters acknowledge that the filing of such materials is a condition of relief granted in such letter (such materials, the "Computational Materials" and the "ABS Term Sheets," respectively); provided, however, that any ABS Term Sheets are subject to the review and approval of the Depositor prior to their distribution to any prospective investors, and a copy of all such ABS Term Sheets and Computational Materials as are delivered to prospective investors shall, in addition to the foregoing delivery requirements, be delivered to the Depositor simultaneously with delivery thereof to prospective investors. Each delivery of Computational Materials and ABS Term Sheets to the Depositor pursuant to this Section 8(a) shall be effected by delivering four copies of such materials to counsel for the Depositor on behalf of the Depositor and one copy of such materials to the Depositor. No Underwriter shall provide to any investor or prospective investor in the Certificates any Computational Materials or ABS Term Sheets on or after the day on which Computational Materials or ABS Term Sheets are required to be provided to the Depositor pursuant to this subsection (a) (other than copies of Computational Materials or ABS Term Sheets previously submitted to the Depositor in accordance with this subsection (a)) for filing pursuant to Section 5(a), unless such Computational Materials or ABS Term Sheets are preceded or accompanied by the delivery of a Prospectus to such investor or prospective investor.

         (b) As of the date of this Agreement and as of the Specified Delivery Date, each of the Underwriters represents and warrants to, and agrees with, the Depositor and with each other

Underwriter that: (i) the Computational Materials and ABS Term Sheets furnished to the Depositor pursuant to Section 8(a) above by such Underwriter, if any, constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by such Underwriter that is required to be filed with the Commission with respect to the Certificates in accordance with the No-Action Letters, and such Computational Materials and ABS Term Sheets comply with the requirements of the No-Action Letters; (ii) on the date any such Computational Materials and ABS Term Sheets developed by such Underwriter with respect to such Certificates (or any written or electronic materials furnished to prospective investors on which such Computational Materials and ABS Term Sheets are based) were last furnished by such Underwriter to a prospective investor and on the date of delivery thereof to the Depositor pursuant to Section 8(a) above and on such Specified Delivery Date, such Computational Materials and ABS Term Sheets (or materials) were accurate in all material respects when read in conjunction with the Prospectus (taking into account the assumptions explicitly set forth in the Computational Materials), except to the extent of any errors therein that are caused by Collateral Errors (other than Corrected Collateral Errors) or Depositor Mathematical Errors; (iii) such Underwriter will not represent to potential investors that any Computational Materials and ABS Term Sheets were prepared or disseminated on behalf of the Depositor; and (iv) all Computational Materials and ABS Term Sheets (or underlying materials distributed to prospective investors on which the Computational Materials and ABS Term Sheets were based) shall bear a legend substantially in the form of Exhibit P or as otherwise reasonably approved by the Depositor in writing.

         (c) All information included in the Computational Materials and ABS Term Sheets shall be generated based on substantially the same methodology and assumptions that are used to generate the information in the Prospectus Supplement as set forth therein; provided, however, that the Computational Materials and ABS Term Sheets may include information based on alternative methodologies or assumptions if specified therein. In the event that any Computational Materials and ABS Term Sheets that are required to be filed were based on assumptions with respect to the Mortgage Loans that are incorrect or that differ from the Master Tape in any material respect prior to the printing of the Prospectus, the Underwriters shall prepare revised Computational Materials or ABS Term Sheets, as the case may be, based on the information in the Master Tape and the final Certificate structuring assumptions, shall circulate such revised Computational Materials and ABS Term Sheets to all recipients of the preliminary versions thereof that indicated orally to the Underwriters they would purchase all or any portion of the Certificates, and shall include such revised Computational Materials or ABS Term Sheets (marked "as revised") in the materials delivered to the Depositor pursuant to Section 8(a) above.

         (d) If, within the period during which a prospectus relating to the Certificates is required to be delivered under the Act, any Computational Materials or ABS Term Sheets are determined, in the reasonable judgment of the Depositor or the related Underwriter, to contain a material error or, when read together with the Prospectus, a material omission, then (unless such material error or omission was corrected in the Prospectus) such Underwriter shall prepare a corrected version of such Computational Materials or ABS Term Sheets, shall circulate such corrected Computational Materials or ABS Term Sheets to all recipients of the prior versions thereof that either indicated orally to such Underwriter they would purchase all or any portion of the Certificates, or actually purchased all or any portion thereof, and shall deliver copies of such corrected Computational Materials or ABS Term Sheets (marked, "as corrected") to the Depositor for filing with the Commission in a subsequent Form 8-K submission (which filing the Depositor shall so complete subject to its obtaining an accountant's comfort letter in respect of such corrected Computational Materials and ABS Term Sheets, which the parties acknowledge shall be at the expense of the Mortgage Loan Sellers). As of the date that any Underwriter disseminates any Computational Materials or ABS Term Sheets, such Underwriter shall not have any knowledge or reason to believe that such Computational Materials or ABS Term Sheets disseminated by it contained any material error or, when read together with the Prospectus, any material omission and each Underwriter agrees to promptly notify the Depositor of any such material error or omission of which such Underwriter becomes aware.

         (e) Each Underwriter shall be deemed to have represented, as of the Specified Delivery Date, that, except for Computational Materials and ABS Term Sheets provided to the Depositor pursuant to subsection (a) above, such Underwriter did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Certificates that is required to be filed with the Commission in accordance with the No-Action Letters.

         (f) In the event of any delay in the delivery by any Underwriter to the Depositor of Computational Materials and ABS Term Sheets required to be delivered in accordance with subsection (a) above, the Depositor shall have the right to delay the release of the Prospectus to investors or to the Underwriters, to delay the Specified Delivery Date and to take other appropriate actions in each case as necessary in order to allow the Depositor to comply with its agreement set forth in Section 5(a) to file the Computational Materials and ABS Term Sheets by the time specified therein.

         (g) Each Underwriter further represents and warrants that, if and to the extent it has provided any prospective investors with any Computational Materials or ABS Terms Sheets prior to the date hereof in connection with the offering of the Certificates, all of the conditions set forth in clauses (a),
(c), (d) and (f) above have been satisfied with respect thereto.

         (h) Computational Materials and ABS Term Sheets may be distributed by the Underwriter through electronic means in accordance with SEC Release No. 33-7233 or other applicable laws or regulations.

         9. Default of Underwriters. If any Underwriter defaults in its obligations to purchase Certificates hereunder and the aggregate principal amount of Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Certificates to be purchased hereunder, the non-defaulting Underwriters may make arrangements satisfactory to the Depositor for the purchase of such Certificates by other persons, but if no such arrangements are made by the Specified Delivery Date, the Representative shall be obligated to purchase the Certificates that such defaulting Underwriter agreed but failed to purchase hereunder. If any Underwriter so defaults and the aggregate principal amount of Certificates with respect to which such default occurs exceeds 10% of the total principal amount of Certificates to be purchased hereunder and arrangements satisfactory to the Representative and the Depositor for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Depositor, except as provided in Section 5(f) and Section 7. As used in this Agreement, the term "Underwriter" includes any person substituted for a Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         10. Termination of the Obligations of the Underwriters. (a) Any Underwriter may terminate its obligations under this Agreement by notice to the Depositor, at any time at or prior to the Specified Delivery Date if the sale of the Certificates provided for herein is not consummated because of any failure or refusal on the part of the Depositor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Depositor shall be unable to perform its obligations under this Agreement.

         (b) The obligations of the Underwriters to purchase on the Specified Delivery Date the Certificates described in Schedule I shall be terminable by the Underwriters if at any time on or prior to the Specified Delivery Date (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Depositor or the Trust which, in the judgment of a majority in interest of the Underwriters (based on Underwriting obligations) including the Representative, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Certificates; (ii) any downgrading in the rating of any of the Certificates by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any of the Certificates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representative, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Certificates, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any Certificates on any relevant exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or acts of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representative, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Certificates.

         11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements by the Depositor and of the several Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of the Underwriters, the Depositor or any of their respective officers, directors and controlling persons, and shall survive delivery of and payment of the related Certificates.

         If this Agreement is terminated pursuant to Section 10 above or if for any reason the purchase by the Underwriters of the Certificates is not consummated, the obligations of the Depositor and the Underwriters pursuant to
Section 7 above shall remain in effect.

         12. Notices. All communications hereunder shall be in writing and: if sent to the Underwriters, shall be mailed, delivered or telecopied to Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010-3629,
Attention: Transactions Advisory Group, Telecopy No.: (212) 325-8278; or, if sent to the Depositor, shall be mailed, delivered or telecopied to it at Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, New York, New York 10010,

Attention: Jeffrey Altabef, Telecopy No.: (212) 743-5227; or, in the case of any of the foregoing parties, to such other address as may be furnished by such party to the other parties.

         13. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 above, and their successors and assigns, and no other person shall have any right or obligation hereunder. No purchaser of any Certificates from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Representation of Underwriters. The Representative will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representative will be binding on all the Underwriters.

         15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon it will become a binding agreement among the Depositor and the Underwriters in accordance with its terms. Alternatively, the execution of this Agreement by the Depositor and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telegraphic or other written communications.

                                         Very truly yours,

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE
                                         SECURITIES CORP.,
                                         as Depositor

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION,
as Representative on behalf of the Underwriters specified on Schedule I

By:
   -----------------------------
Name:
Title:

                                   SCHEDULE I

                                                                                                AMOUNTS OF CERTIFICATES
UNDERWRITER                                                                                         TO BE PURCHASED
-------------------------------------------------------                                       --------------------------
1.     Credit Suisse First Boston Corporation                            Class A-1            $             38,582,000
                                                                         Class A-2            $             25,000,000
                                                                         Class A-3            $            108,000,000
                                                                         Class A-4            $            581,279,000
                                                                         Class B              $             37,548,000
                                                                         Class C              $             18,773,000
                                                                         Class D              $             24,138,000
                                                                         Class E              $             10,728,000

2.     Lehman Brothers Inc.                                              Class A-1            $                      0
                                                                         Class A-2            $                      0
                                                                         Class A-3            $                      0
                                                                         Class A-4            $             25,000,000
                                                                         Class B              $                      0
                                                                         Class C              $                      0
                                                                         Class D              $                      0
                                                                         Class E              $                      0

3.     McDonald Investments Inc.                                         Class A-1            $                      0
                                                                         Class A-2            $                      0
                                                                         Class A-3            $                      0
                                                                         Class A-4            $             75,000,000
                                                                         Class B              $                      0
                                                                         Class C              $                      0
                                                                         Class D              $                      0
                                                                         Class E              $                      0

                                   SCHEDULE II

Certificates: Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5, Class A-1, A-2, A-3, A-4, B, C, D and E.

Closing: 10:00 A.M., November 13, 2001, at the offices of Sidley Austin Brown & Wood, 875 Third Avenue, New York, New York 10022.

Prospectus: Prospectus Supplement dated November 1, 2001 and Base Prospectus dated October 22, 2001 (Registration Statement No.: 333-53012)

Total Principal Amount of Certificates:  $944,048,000 (approximate)

Total Principal Amount:
---------------------

         Class A-1                      $          38,582,000
         Class A-2                      $          25,000,000
         Class A-3                      $         108,000,000
         Class A-4                      $         681,279,000
         Class B                        $          37,548,000
         Class C                        $          18,773,000
         Class D                        $          24,138,000
         Class E                        $          10,728,000

Ratings by Standard & Poor's Ratings Services/Moody's Investors Service, Inc.:
------------------------------------------------------------------------------

         Class A-1                            AAA/Aaa
         Class A-2                            AAA/Aaa
         Class A-3                            AAA/Aaa
         Class A-4                            AAA/Aaa
         Class B                               AA/Aa2
         Class C                              AA-/Aa3
         Class D                                A/A2
         Class E                               A-/A3

Initial Pass-Through Rates:
---------------------------

         Class A-1                            3.801%
         Class A-2                            4.890%
         Class A-3                            5.107%
         Class A-4                            5.435%
         Class B                              5.692%
         Class C                              5.781%
         Class D                              5.961%
         Class E                              6.083%

Price (Expressed as a Percentage of Par):

         Class A-1                           100.2500%
         Class A-2                           100.5000%
         Class A-3                           100.5000%
         Class A-4                           100.5000%
         Class B                             101.0000%
         Class C                             101.0000%
         Class D                             101.0000%
         Class E                             101.0000%

                                    EXHIBIT A

              FORM OF OPINION OF IN-HOUSE COUNSEL TO THE DEPOSITOR

                                November 13, 2001

To the Parties Listed on Annex A hereto

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5

Ladies and Gentlemen:

         I am a Vice President and Counsel of Credit Suisse First Boston Corporation ("CSFB") and have acted as special counsel to Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the "Depositor"), in connection with certain matters relating to: (i) the Depositor's purchase from Column Financial Inc. (the "Mortgage Loan Seller") of certain multifamily and commercial mortgage loans pursuant to the Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement"), dated as of November 1, 2001, by and between the Depositor and the Mortgage Loan Seller, (ii) the issuance of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5, consisting of the classes designated as follows:
(a) the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates (collectively, the "Public Certificates") which will be sold pursuant to the terms of the Underwriting Agreement (the "Underwriting Agreement"), dated as of November 1, 2001, by and between the Depositor and CSFB, as representative of the several underwriters named therein, (b) the Class A-X, Class A-CP, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R and Class V Certificates (collectively, the "Private Certificates") which will be sold pursuant to the terms of the Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of November 1, 2001, by and between the Depositor and CSFB, and (c) the Class A-Y Certificates (the "Other Certificates" and, collectively with the Public Certificates and the Private Certificates, the "Certificates"); and (iii) the sale or other transfer by the Depositor of the Certificates. The Certificates are being issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 12, 2001, by and among the Depositor, as depositor, Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage ("KeyCorp") and National Consumer Cooperative Bank ("NCB"), as master servicers (together, the "Master Servicers"), and KeyCorp and NCB, as special servicers (together, the "Special Servicers"). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Pooling and Servicing Agreement.

         In rendering the opinions set forth below, I have examined and relied upon the originals, copies or specimens, certified or otherwise identified to my satisfaction, of the Underwriting Agreement, the Certificate Purchase Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement (collectively, the "Agreements"), specimen forms of the Certificates, and such certificates, corporate records and other documents, agreements, instruments and opinions, as I have deemed appropriate as a basis for the opinions hereinafter expressed. In connection with such examination, I have assumed the genuineness of all signatures (other than with respect to the Depositor), the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens and the authenticity of the originals of such documents, agreements and instruments submitted to me as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, to the extent such matters do not constitute legal conclusions upon which I have been asked to opine. As to any facts material to such opinions that were not known to me, I have relied upon statements, certificates and representations of officers and other representatives of the Depositor, the Mortgage Loan Seller, CSFB and the Trustee and of public officials.

         Based upon and subject to the foregoing, I am of the opinion that:

            1. The Depositor is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with requisite power and authority to execute and deliver the Agreements and to perform its obligations thereunder.

            2. The execution, delivery and performance of the Agreements have been duly authorized by the Depositor and the Agreements have been duly executed and delivered by the Depositor.

            3. The Certificates have been duly authorized by all necessary corporate action of the Depositor.

            4. The issuance of the Certificates pursuant to the Pooling and Servicing Agreement, the execution and delivery by the Depositor of the Agreements, the performance by the Depositor of its obligations under the Agreements and the consummation by the Depositor of the transactions therein contemplated, do not conflict with or result in a breach or violation of the Depositor's organizational documents or, to my knowledge, conflict with or result in a breach or violation of any material indenture agreement or instrument to which the Depositor is a party or by which it or any of its property is bound, or any judgment, decree or order applicable to the Depositor, of any New York State or federal court, regulatory body, administrative agency or other governmental authority, other than potential conflicts, breaches or violations which individually and in the aggregate are not reasonably expected to have a material adverse effect on the ability of the Depositor to enter into and perform its obligations under the Agreements.

            5. To my knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the Depositor (a) asserting the invalidity of any of the Agreements or the Certificates, (b) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Agreements or (c) which could reasonably be expected to materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability (with respect to the Depositor) of, the Agreements or the Certificates. For purposes of the opinion set forth in this paragraph, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has overtly threatened in writing to the Depositor a present intention to initiate such proceedings.

         I am a member of the Bar of the State of New York and the opinions set forth above are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America (in each case without regard to conflicts of laws principles). I am not licensed to practice law in the State of Delaware, and the opinions in paragraphs (1), (2) and (3) above as to the Delaware General Corporation Law are based solely on standard compilations of the official statutes of Delaware. I express no opinion as to the effect of the laws of any other jurisdiction on matters addressed in this letter.

         This letter is limited to the matters specifically addressed herein, and I express no opinion as to any other matters relating to, or which may arise in connection with, the consummation of the transactions contemplated by the Agreements.

         I am furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose.

                                      Very truly yours,

                                     ANNEX A

Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York  10010-3629

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010-3629

Column Financial, Inc.
3414 Peachtree Road, N.E.
Suite 1140
Atlanta, Georgia  30326

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio  44114

Lehman Brothers Inc.
101 Hudson
Jersey City, New Jersey  07302

Wells Fargo Bank Minnesota, N.A.
45 Broadway--12th Floor
New York, New York  10006

National Consumer Cooperative Bank
1725 Eye Street, N.W.
Washington, D.C.  20006

KeyCorp Real Estate Capital Markets, Inc.
d/b/a Key Commercial Mortgage
911 Main Street--Suite 1500
Kansas City, Missouri  64105

Standard & Poor's Ratings Services,
  a division of The McGraw-Hill Companies, Inc.
55 Water Street
New York, New York  10041

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

                                   EXHIBIT B-1

                FORM OF OPINION I OF SIDLEY AUSTIN BROWN & WOOD,
                        SPECIAL COUNSEL TO THE DEPOSITOR

                                November 13, 2001

Credit Suisse First Boston                   McDonald Investments Inc.
  Mortgage Securities Corp.                  800 Superior Avenue
Eleven Madison Avenue                        Cleveland, Ohio 44114
New York, New York  10010

Credit Suisse First Boston Corporation       Lehman Brothers Inc.
Eleven Madison Avenue                        101 Hudson
New York, New  York  10010                   Jersey City, New Jersey  07302


          Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5
               -----------------------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel to Column Financial, Inc. ("Column") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") with respect to certain matters in connection with the following transactions (collectively, the "Transactions"):

            (i) the filing by the Depositor of a registration statement on form S-3 (No. 333-53012) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), for purposes of registering under the Securities Act of 1933, as amended (the "1933 Act"), certain offerings of mortgage pass-through certificates evidencing interests in trust funds established by the Depositor;

            (ii) the sale by Column, and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser;

            (iii) the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of a second segregated pool of multifamily and commercial mortgage loans (collectively, the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser;

            (iv) the sale by National Consumer Cooperative Bank ("NCB"), and the purchase by the Depositor, of a third segregated pool of multifamily and commercial mortgage

                                     B-1-1
     loans (collectively, the "NCB Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "NCB Mortgage Loan Purchase Agreement"), between NCB as seller and the Depositor as purchaser;

            (v) the sale by NCB Capital Corporation ("NCBCC"), and the purchase by the Depositor, of a fourth segregated pool of multifamily and commercial mortgage loans (collectively, the "NCBCC Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "NCBCC Mortgage Loan Purchase Agreement"), between NCBCC as seller and the Depositor as purchaser;

            (vi) the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $1,072,782,114 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5 (the "Certificates"), consisting of 23 classes designated Class A-X, Class A-CP, Class A-Y, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of November 12, 2001 (the "Pooling and Servicing Agreement"), among the Depositors as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage ("KeyCorp") and NCB, as master servicers, KeyCorp and NCB, as special servicers, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee");

            (vii) the transfer of the Column Mortgage Loans, the KeyBank Mortgage Loans, the NCB Mortgage Loans and the NCBCC Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates being issued to or at the direction of the Depositor; and

            (viii) the sale by the Depositor, and the purchase by Credit Suisse First Boston Corporation ("CSFB Corporation"), McDonald Investments Inc. and Lehman Brothers Inc. (collectively, in such capacity, the "Underwriters"), of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of November 1, 2001 (the "Underwriting Agreement"), between the Depositor and CSFB Corporation, as representative of the Underwriters.

         The Pooling and Servicing Agreement, the Underwriting Agreement, the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the NCB Mortgage Loan Purchase Agreement and the NCBCC Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

         For the purposes of this letter, we have reviewed: the Agreements; the Registration Statement; the Prospectus, dated October 22, 2001, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus"); and the Prospectus Supplement, dated November 1, 2001, specifically relating to the Trust and the Publicly Offered Certificates (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"). In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis

                                     B-1-2
for rendering this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for rendering this letter; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the statements made in this letter are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (viii) the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (ix) compliance with the Agreements by the parties thereto, (x) the conformity, to the requirements of the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the NCB Mortgage Loan Purchase Agreement, the NCBCC Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of, or at the direction of, the Depositor, Column, KeyBank, NCB and NCBCC, (xi) the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed documents reviewed by us, and (xii) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein. In making the statements set forth below, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

         We are delivering this letter in our capacity as special counsel to the Depositor and Column. In the course of our acting in such capacity, we have generally reviewed and discussed with certain representatives of the Depositor, Column, the Underwriters and the other parties to the Agreements and their respective counsel (in addition to us) the information set forth in the Registration Statement and the Prospectus, other than any documents or information included therein solely by incorporation by reference (all such documents and information so incorporated by reference shall be referred to herein as the "Excluded Information"), and we have reviewed certain loan summaries prepared by Column in respect of the Column Mortgage Loans and, in the case of those Column Mortgage Loans identified in the Prospectus Supplement under the heading "Description of the Underlying Mortgage Loans--Significant Mortgage Loans", selected provisions of the related mortgage note, the related mortgage and certain other related mortgage loan documents. While we have made no independent check or verification of, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to our attention that causes us to believe that (a) the Registration Statement (exclusive of the Excluded Information therein, as to which we express no view or belief), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus (exclusive of the Excluded Information therein, as to which we express no view or belief), as of the date of the Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except

                                     B-1-3
that we express no view or belief as to (x) any financial statements, schedules and/or other numerical, financial or statistical data set forth or referred to therein or omitted therefrom or (y) any information contained in or omitted from the Prospectus regarding the nature and characteristics of (i) the KeyBank Mortgage Loans and/or the borrowers and mortgaged properties relating to the KeyBank Mortgage Loans, (ii) the NCB Mortgage Loans and/or the borrowers and mortgaged properties relating to the NCB Mortgage Loans or (iii) the NCBCC Mortgage Loans and/or the borrowers and mortgaged properties relating to the NCBCC Mortgage Loans. In that connection, we advise you that we have relied, to the extent that we may properly do so in the discharge of our professional responsibilities as experienced securities law practitioners, upon the judgment and statements of officers and representatives of the Depositor, Column and the Underwriters in connection with the determination of materiality.

         When used in this letter, the term "attention" or words of similar import mean the conscious awareness of facts or other information of the Sidley Austin Brown & Wood attorneys currently practicing law with this firm who have been involved in any material respect in representing the Depositor and/or Column in connection with the Transactions. We call to your attention that, with your knowledge and consent, except as described above, such Sidley Austin Brown & Wood attorneys have not examined or otherwise reviewed any of the Mortgage Files, any particular documents contained in such files or any other documents with respect to the Mortgage Loans for purposes of delivering this letter.

         The statements set forth herein are being made to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the views or beliefs expressed herein. This letter is being delivered solely for the benefit of the persons to which it is addressed in connection with the Transactions. It may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

                                         Very truly yours,



                                     B-1-4

                                   EXHIBIT B-2

                FORM OF OPINION II OF SIDLEY AUSTIN BROWN & WOOD,
                        SPECIAL COUNSEL TO THE DEPOSITOR

                                November 13, 2001

Credit Suisse First Boston                   Wells Fargo Bank Minnesota, N.A.
  Mortgage Securities Corp.                  45 Broadway, 12th Floor
11 Madison Avenue                            New York, New York 10006
New York, New York  10010

Credit Suisse First Boston Corporation       Moody's Investors Service, Inc.
11 Madison Avenue                            99 Church Street
New York, New York 10010                     New York, New York  10008

McDonald Investments Inc.                    Standard & Poor's Ratings Services,
800 Superior Avenue                             a division of The McGraw-Hill
Cleveland, Ohio  44114                         Companies, Inc.
                                             55 Water Street
                                             New York, New York  10041

Lehman Brothers Inc.                         National Consumer Cooperative Bank
101 Hudson                                   1725 Eye Street N.W.
Jersey City, New Jersey  07302               Washington, D.C.  20006


          Re:  Credit Suisse First Boston Mortgage Securities Corp.
               Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5
               ---------------------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") with respect to certain matters in connection with the following transactions (collectively, the "Transactions"):

            (i) the filing by the Depositor of a registration statement on form S-3 (No. 333-[53012]) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), for purposes of registering under the Securities Act of 1933, as amended (the "1933 Act"), certain offerings of mortgage pass-through certificates evidencing interests in trust funds established by the Depositor;

            (ii) the sale by Column Financial Inc. ("Column"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement, dated as of November 1, 2001 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser;

                                     B-2-1

            (iii) the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of a second segregated pool of multifamily and commercial mortgage loans (collectively, the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser;

            (iv) the sale by National Consumer Cooperative Bank ("NCB"), and the purchase by the Depositor, of a third segregated pool of multifamily and commercial mortgage loans (collectively, the "NCB Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "NCB Mortgage Loan Purchase Agreement"), between NCB as seller and the Depositor as purchaser;

            (v) the sale by NCB Capital Corporation ("NCBCC"), and the purchase by the Depositor, of a fourth segregated pool of multifamily and commercial mortgage loans (collectively, the "NCBCC Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "NCBCC Mortgage Loan Purchase Agreement") between NCBCC as seller and the Depositor as purchaser;

            (vi) the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $1,072,782,114 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5 (the "Certificates"), consisting of 23 classes designated Class A-X, Class A-CP, Class A-Y, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of November 12, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage ("KeyCorp") and NCB, as master servicers, KeyCorp and NCB as special servicers, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee");

            (vii) the transfer of the Column Mortgage Loans, the KeyBank Mortgage Loans, the NCB Mortgage Loans and the NCBCC Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates being issued to or at the direction of the Depositor;

            (viii) the sale by the Depositor, and the purchase by Credit Suisse First Boston Corporation ("CSFB Corporation"), McDonald Investments Inc., and Lehman Brothers Inc. (collectively, in such capacity, the "Underwriters") of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of November 1, 2001 (the "Underwriting Agreement"), between the Depositor and CSFB Corporation, as representative of the Underwriters; and

            (ix) the sale by the Depositor, and the purchase by CSFB Corporation (in such capacity, the "Initial Purchaser") of the Class A-X, Class A-CP, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R and Class V Certificates (collectively, the "Privately Offered Certificates" and, collectively with the Publicly Offered Certificates, the "Offered Certificates"), pursuant to the Certificate Purchase Agreement dated as

                                      B-2-2
     of November 1, 2001 (the "Certificate Purchase Agreement"), between the Depositor and the Initial Purchaser.

         The Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the NCB Mortgage Loan Purchase Agreement and the NCBCC Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

         For purposes of this opinion letter, we have reviewed:

            (i) the Agreements;

            (ii) the Registration Statement;

            (iii) the Prospectus, dated October 22, 2001, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus");

            (iv) the Prospectus Supplement, dated November 1, 2001, specifically relating to the Trust and the Publicly Offered Certificates (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"); and

            (v) the Confidential Offering Circular, dated November 1, 2001, relating to the Trust and certain classes of the Privately Offered Certificates (including all exhibits and annexes thereto, the "Confidential Offering Circular").

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

         In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except as and to the extent expressly addressed in Opinion Paragraph 7 below, the power and authority of the parties to each of the Agreements to enter into, perform under and consummate the transactions contemplated by such Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to

                                     B-2-3
it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by each of the parties thereto,
(ix) except as and to the extent expressly addressed in Opinion Paragraph 5 below, the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) compliance with the Agreements by all parties thereto and, in the case of the Pooling and Servicing Agreement, by the registered holders and beneficial owners of the Certificates, and (xi) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein.

         Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York;
(4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

         When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the attorneys currently practicing law with this firm who have been actively involved in any material respect in representing the Depositor in connection with the Transactions. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

         In rendering this opinion letter, we do not express any opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, where expressly referred to below, the

                                     B-2-4
federal laws of the United States of America (in each case without regard to conflicts of law principles). In addition, we do not express any opinion with respect to (i) the tax, securities or "doing business" laws of any particular State, including, without limitation, the State of New York, or (ii) any law, rule or regulation to which the Depositor may be subject as a result of any other person's or entity's legal or regulatory status or any such other person's or entity's involvement in the Transactions. Furthermore, we do not express any opinion with respect to any matter not expressly addressed below.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. The Registration Statement has become effective under the 1933 Act.

         2. To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

         3. The Registration Statement, the Basic Prospectus and the Prospectus Supplement, as of their respective effective or issue dates (other than the financial statements, schedules and other financial and statistical information contained therein or omitted therefrom, as to which we express no opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder.

         4. To our knowledge, there are no material contracts, indentures or other documents relating to the Publicly Offered Certificates of a character required to be described or referred to in the Registration Statement or the Prospectus Supplement or to be filed as exhibits to the Registration Statement, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

         5. Each of the Agreements constitutes a valid, legal and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms.

         6. The Certificates, when duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement and, in the case of the Offered Certificates, paid for in accordance with the Underwriting Agreement and the Certificate Purchase Agreement, will be entitled to the benefits of the Pooling and Servicing Agreement.

         7. The execution, delivery and performance of the Agreements by the Depositor will not in any material respect conflict with or result in a violation of any federal or State of New York statute, rule or regulation of general applicability in transactions of the type contemplated by the Agreements.

         8. No consent, approval, authorization or order of any federal or State of New York court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated by the terms of the Agreements, except such as may be required under the securities laws of the State of New York and other particular States in connection with the purchase and the offer and sale of the Offered Certificates by the Underwriters and the Initial Purchaser, as to which we express no opinion, and except such as have been obtained.

                                     B-2-5

         9. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended. The Trust is not required to be registered under the Investment Company Act of 1940, as amended.

         10. The statements set forth in the Prospectus Supplement under the headings "Description of the Offered Certificates" and "The Pooling and Servicing Agreement", in the Basic Prospectus under the headings "Description of the Certificates" and "Description of the Governing Documents", and in the Confidential Offering Circular under the heading "Transfer and Exchange; Restrictions", insofar as such statements purport to summarize certain material provisions of the Certificates and the Pooling and Servicing Agreement, are accurate in all material respects.

         11. The statements set forth in the Prospectus Supplement under the headings "ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", in the Basic Prospectus under the headings "ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", and in the Confidential Offering Circular under the headings "Certain ERISA Considerations", "Certain Federal Income Tax Consequences" and "Legal Investment", to the extent that they purport to describe certain matters of federal law or legal conclusions with respect thereto, while not discussing all possible consequences of an investment in the Certificates to all investors, provide in all material respects an accurate summary of such matters and conclusions set forth under such headings.

         12. As described in the Prospectus Supplement and the Confidential Offering Circular, (A) REMIC I will qualify as a real estate mortgage investment conduit (a "REMIC") within the meaning of Sections 860A through 860G of the Internal Revenue Code of 1986 in effect on the date hereof (the "REMIC Provisions"), and the REMIC I Regular Interests will constitute "regular interests" (as defined in the REMIC Provisions), and the REMIC I Residual Interest will constitute the sole "residual interest" (as defined in the REMIC Provisions), in REMIC I, (B) REMIC II will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC II Regular Interests will constitute "regular interests", and the REMIC II Residual Interest will constitute the sole "residual interest", in REMIC II, and (C) REMIC III will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC III Regular Interest Certificates will constitute "regular interests", and the REMIC III Residual Interest will constitute the sole "residual interest", in REMIC III.

         13. The respective portions of the Trust consisting of Grantor Trust R and Grantor Trust V will each be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code of 1986.

         14. Assuming (a) the accuracy of the respective representations and warranties of the Initial Purchaser and the Depositor contained in the Certificate Purchase Agreement, (b) the performance by the Initial Purchaser and the Depositor of their respective covenants contained in the Certificate Purchase Agreement, and (c) in the case of each investor that purchases Privately Offered Certificates from the Initial Purchaser, the accuracy of the deemed representations and warranties set forth under the caption "Notice to Investors" in the Confidential Offering Circular, the offer and sale of the Privately Offered Certificates by the Depositor to the Initial Purchaser, and by the Initial Purchaser to investors that purchase from it, in the manner contemplated in the Confidential Offering Circular, the Certificate Purchase Agreement and the Pooling and Servicing Agreement, are transactions that do not require registration of the Privately Offered Certificates under the 1933 Act.

                                     B-2-6

         The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.


                                            Very truly yours,



















                                     B-2-7

                                   EXHIBIT B-3

                  FORM OF LETTER OF SIDLEY AUSTIN BROWN & WOOD,
                   SPECIAL COUNSEL TO THE DEPOSITOR AND COLUMN

                                November 13, 2001

Credit Suisse First Boston                   Wells Fargo Bank Minnesota, N.A.
  Mortgage Securities Corp.                  45 Broadway, 12th Floor
11 Madison Avenue                            New York, New York 10006
New York, New York  10010

Credit Suisse First Boston Corporation       Moody's Investors Service, Inc.
11 Madison Avenue                            99 Church Street
New York, New York 10010                     New York, New York  10008

McDonald Investments Inc.                    Standard & Poor's Ratings Services,
800 Superior Avenue                             a division of The McGraw-Hill
Cleveland, Ohio  44114                          Companies, Inc.
                                             55 Water Street
                                             New York, New York  10041
Lehman Brothers Inc.
101 Hudson
Jersey City, NJ  07302

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5
               ---------------------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), Column Financial, Inc. ("Column") and Credit Suisse First Boston Mortgage Capital LLC ("CSFBMC") with respect to certain matters in connection with the following transactions (collectively, the "Transactions"):

            (i) the sale by CSFBMC, and the purchase by Column, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "CSFBMC Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "CSFBMC Mortgage Loan Purchase Agreement"), between CSFBMC as seller and Column as purchaser (such Transaction, the "CSFBMC Sale");

            (ii) the sale by Column, and the purchase by the Depositor, of the CSFBMC Mortgage Loans and certain other multifamily and commercial mortgage loans (the CSFBMC Mortgage Loans and such other mortgage loans, collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement, dated as of November 1, 2001 (the

                                     B-3-1

     "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser (such Transaction, the "Column Sale");

            (iii) the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of a second segregated pool of multifamily and commercial mortgage loans (collectively, the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser (such Transaction, the "KeyBank Sale");

            (iv) the sale by National Consumer Cooperative Bank ("NCB"), and the purchase by the Depositor, of a third segregated pool of multifamily and commercial mortgage loans (collectively, the "NCB Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "NCB Mortgage Loan Purchase Agreement"), between NCB as seller and the Depositor as purchaser (such Transaction, the "NCB Sale");

            (v) the sale by NCB Capital Corporation ("NCBCC"), and the purchase by the Depositor, of a fourth segregated pool of multifamily and commercial mortgage loans (collectively, the "NCBCC Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "NCBCC Mortgage Loan Purchase Agreement"), between NCBCC as seller and the Depositor as purchaser;

            (vi) the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $1,072,782,114 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5 (the "Certificates"), consisting of 23 classes designated Class A-X, Class A-CP, Class A-Y, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class A-X, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of November 12, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage ("KeyCorp") and NCB, as master servicers, KeyCorp and NCB, as special servicers, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee");

            (vii) the transfer of the Column Mortgage Loans, the KeyBank Mortgage Loans, the NCB Mortgage Loans and the NCBCC Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates being issued to or at the direction of the Depositor (such Transaction, the "Transfer to the Trust");

            (viii) the sale by the Depositor, and the purchase by Credit Suisse First Boston Corporation ("CSFB Corporation"), McDonald Investments Inc. and Lehman Brothers Inc. (collectively, in such capacity, the "Underwriters") of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of November 1, 2001 (the "Underwriting Agreement"), between the Depositor and CSFB Corporation, as representative of the Underwriters; and

                                     B-3-2

            (ix) the sale by the Depositor, and the purchase by CSFB Corporation (in such capacity, the "Initial Purchaser") of the Class A-X, Class A-CP, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R and Class V Certificates (collectively, the "Privately Offered Certificates" and, collectively with the Publicly Offered Certificates, the "Offered Certificates"), pursuant to the Certificate Purchase Agreement dated as of November 1, 2001 (the "Certificate Purchase Agreement"), between the Depositor and the Initial Purchaser.

         The Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the CSFBMC Mortgage Loan Purchase Agreement, the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the NCB Mortgage Loan Purchase Agreement and the NCBCC Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

         We have been asked by our clients to provide our opinion to you as to whether:

            (i) in connection with any bankruptcy proceedings instituted by or on behalf of CSFBMC under the Federal Bankruptcy Code, as amended (Title 11 of the United States Code)(the "Bankruptcy Code"), the CSFBMC Sale would be treated by a court as a true sale of the CSFBMC Mortgage Loans from CSFBMC to Column rather than as a loan secured by the CSFBC Mortgage Loans, such that the CSFBMC Mortgage Loans would not, on such basis, constitute property of CSFBMC's estate under Section 541(a)(1) of the Bankruptcy Code or property of CSFBMC subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of CSFBMC in such a proceeding;

            (ii) in connection with any bankruptcy proceedings instituted by or on behalf of Column under the Bankruptcy Code, the Column Sale would be treated by a court as a true sale of the Column Mortgage Loans from Column to the Depositor rather than as a loan secured by the Column Mortgage Loans, such that the Column Mortgage Loans would not, on such basis, constitute property of Column's estate under Section 541(a)(1) of the Bankruptcy Code or property of Column subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of Column in such a proceeding; and

            (iii) in connection with any bankruptcy proceedings instituted by or on behalf of the Depositor under the Bankruptcy Code, the Transfer to the Trust would be treated by a court as an absolute transfer of the Mortgage Loans from the Depositor to the Trust rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such basis, constitute property of the Depositor's estate under Section 541(a)(1) of the Bankruptcy Code or property of the Depositor subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of the Depositor in such a proceeding.

         For purposes of this opinion letter, we have reviewed the following documents and all exhibits thereto (collectively, the "Relevant Documents"):

            (i) the Agreements;

                                     B-3-3

            (ii) a certificate of CSFBMC regarding the CSFBMC Sale, a copy of which is attached hereto;

            (iii) a certificate of Column regarding the Column Sale, a copy of which is attached hereto;

            (iv) a certificate of the Depositor regarding the Transfer to the Trust, a copy of which is attached hereto; and

            (v) a certificate of CSFB Corporation regarding its sales of the Certificates purchased by it, a copy of which is attached hereto.

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

         In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters underlying the assumptions set forth below or that are otherwise factually relevant to the opinions expressed herein and contained in the Relevant Documents, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of the parties to each of the Agreements to enter into, perform under and consummate the transactions contemplated by such Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (ix) the constitution of each Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms,
(x) compliance with the Agreements by all parties thereto, and (xi) the conformity, to the requirements of the CSFBMC Mortgage Loan Purchase Agreement, the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the NCB Mortgage Loan Purchase Agreement, the NCBCC Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of or at the direction of CSFBMC, Column, KeyBank, NCB, NCBCC and/or the Depositor.

         In addition, we have assumed that the following statements are true and the following actions (except as otherwise indicated) have occurred on the date hereof based upon representations or other provisions in the Relevant Documents:

                                     B-3-4

            1. CSFB Corporation either has sold, or is actively attempting and expects to sell (on commercially reasonable terms and within a commercially reasonable time frame), to third parties unrelated to CSFBMC, Column, the Depositor or any of their affiliates, substantially all of the Certificates acquired by CSFB Corporation pursuant to the Underwriting Agreement and the Certificate Purchase Agreement.

            2. The CSFBMC Sale, the Column Sale and the Transfer to the Trust, the sale of the Offered Certificates by the Depositor to the Underwriters and the Initial Purchaser and the transfer of the Class A-Y Certificates by the Depositor, directly or indirectly, to NCB as partial consideration for the NCB Mortgage Loans, as provided in the Agreements, are contemporaneous exchanges in which CSFBMC, Column and the Depositor, respectively, receive new value and consideration constituting at least reasonably equivalent value and fair consideration.

            3. Following the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor has the right to unilaterally modify or alter the terms of such Transactions. The consideration received by CSFBMC in connection with the CSFBMC Sale, by Column in connection with the Column Sale and by the Depositor in connection with its sales of the Offered Certificates to the Underwriters and the Initial Purchaser are, in each case, fixed and not subject to adjustment following the Closing Date.

            4. No provision exists whereby the terms of the Certificates, the Pooling and Servicing Agreement, the Column Mortgage Loan Purchase Agreement or the CSFBMC Mortgage Loan Purchase Agreement may be unilaterally modified by CSFBMC, Column or the Depositor following the CSFBMC Sale, the Column Sale and the Transfer to the Trust.

            5. Pursuant to the CSFBMC Mortgage Loan Purchase Agreement, it is the intention of CSFBMC and Column that the CSFBMC Sale constitute a sale by CSFBMC to Column of all of CSFBMC's right, title and interest in and to the CSFBMC Mortgage Loans. Pursuant to the Column Mortgage Loan Purchase Agreement, it is the intention of Column and the Depositor that the Column Sale constitute a sale by Column to the Depositor of all of Column's right, title and interest in and to the Column Mortgage Loans. Pursuant to the Pooling and Servicing Agreement, it is the intention of the Depositor and the Trustee that the Transfer to the Trust constitute an absolute transfer by the Depositor to the Trust of all of the Depositor's right, title and interest in and to the Mortgage Loans. Upon the sale of Certificates representing at least 10% of the total principal balance of all the Certificates to third parties that are not affiliated with CSFBMC, Column or the Depositor: pursuant to the CSFBMC Mortgage Loan Purchase Agreement, CSFBMC will treat the CSFBMC Sale as a sale (as opposed to a secured loan) under generally accepted accounting principles in the United States ("GAAP"); pursuant to the Column Mortgage Loan Purchase Agreement, each of Column and the Depositor will treat the Column Sale as a sale (as opposed to a secured loan) under GAAP; and pursuant to the Pooling and Servicing Agreement, the Underwriting Agreement and/or the Certificate Purchase Agreement, the Depositor will treat the Transfer to the Trust and the sale of the Offered Certificates by the Depositor to the Underwriters and the Initial Purchaser and the transfer of the Class A-Y Certificates by the Depositor, directly or indirectly, to NCB as a sale (as opposed to a secured loan) under GAAP.

                                     B-3-5

            6. After the completion of the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column, the Depositor or any of their affiliates has (i) the right to repurchase or otherwise to cause the reconveyance to itself of any Mortgage Loan or (ii) any obligation to repurchase or otherwise remove any Mortgage Loan from the Trust (other than (a) in the case of CSFBMC, in connection with a material breach of certain representations, warranties and covenants made by such party with respect to each CSFBMC Mortgage Loan in the CSFMBC Mortgage Loan Purchase Agreement and (b) in the case of Column, in connection with a material breach of certain representations, warranties and covenants made by such party with respect to each Column Mortgage Loan, in the Column Mortgage Loan Purchase Agreement).

            7. There is no agreement, arrangement or understanding, written or otherwise (including, without limitation, with respect to the CSFBMC Sale, the Column Sale or the Transfer to the Trust), that supplements or otherwise modifies in any material respect the intentions and agreements of the parties to the Agreements, as expressed therein.

            8. After the completion of the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor will take any action inconsistent with the Trust's ownership of the Mortgage Loans.

            9. Immediately before the CSFBMC Sale, CSFBMC owned the CSFBMC Mortgage Loans free and clear of any adverse claims or other interests. Immediately before the Column Sale, Column owned the Column Mortgage Loans (other than the CSFBMC Mortgage Loans) free and clear of any adverse claims or other interests. Immediately before the KeyBank Sale, KeyBank owned the KeyBank Mortgage Loans free and clear of any adverse claims or other interests. Immediately before the NCB Sale, NCB owned the NCB Mortgage Loans free and clear of any adverse claims or other interests. Immediately before the NCBCC Sale, NCBCC owned the NCBCC Loans free and clear of any adverse claims or other interests. In connection with the KeyBank Sale, KeyBank will have validly and effectively conveyed to the Depositor all legal and beneficial ownership in and to each KeyBank Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. In connection with the NCB Sale, NCB will have validly and effectively conveyed to the Depositor all legal and beneficial ownership in and to each NCB Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. In connection with the NCBCC Sale, NCBCC will have validly and effectively conveyed to the Depositor all legal and beneficial ownership in and to each NCBCC Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The Depositor has not transferred and will not transfer its right, title and interest in and to any Mortgage Loan except to the Trustee as contemplated by the Pooling and Servicing Agreement (except insofar as the sale of the Certificates by the Depositor to the Underwriters and the Initial Purchaser and the transfer of the Class A-Y Certificates by the Depositor, directly or indirectly, to NCB may be construed as a transfer of beneficial interests in the Mortgage Loans). No adverse claims or other interests with respect to any Mortgage Loan were created by or through the Depositor, except as contemplated by the Agreements.

            10. Each of CSFBMC and Column has taken all actions required under applicable law to effectuate the CSFBMC Sale. Each of Column and the Depositor has taken all actions required under applicable law to effectuate the Column Sale. Each of the Depositor and

                                     B-3-6
     the Trustee has taken (or the Pooling and Servicing Agreement provides that, within a reasonable time period following the Closing Date, each of them will be required to take) all actions required under applicable law to effectuate the Transfer to the Trust.

            11. In connection with the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor had any intent to hinder, delay or defraud its present or future creditors.

            12. After giving effect to the CSFBMC Sale, the Column Sale and the Transfer to the Trust, the value of the assets of each of CSFBMC, Column and the Depositor, respectively, either taken at their present fair salable value or at fair valuation, exceeded the amount of the debts and obligations, including contingent and unliquidated debts and obligations, of CSFBMC, Column and the Depositor, respectively.

            13. After giving effect to the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor was left with unreasonably small assets or capital with which to engage in and conduct its business.

            14. After giving effect to the CSFBMC Sale, the Column Sale and the Transfer to the Trust, none of CSFBMC, Column or the Depositor intends to, or believes that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

         There is limited judicial authority relating to the issue of when a transaction styled as a sale of assets or an absolute transfer of assets constitutes a true sale or an absolute transfer, as the case may be, as opposed to a secured loan, and we have not located any controlling precedent for the transactions described herein. However, the existing case law indicates that an analysis of a purported true sale or absolute transfer should examine the intent of the parties as well as the economic consequences of the transaction to determine whether they are consistent with characterization as a true sale or absolute transfer, as the case may be. Some of the most important factors relevant to this economic analysis include (i) whether the buyer or transferee has assumed the risks inherent in the ownership of the assets purportedly sold or transferred (i.e., whether the risk of loss has been borne by the buyer or transferee), (ii) the presence (or absence) of a fixed consideration that is not subject to further adjustment, given in connection with the purchase or transfer, (iii) the level of recourse (if any) that the buyer or transferee has against the seller or transferor, (iv) whether the buyer's or transferee's rights in the acquired assets could be extinguished by repayment of a debt owed by the seller or transferor or by the recovery of the consideration (if any) given in connection with the purchase or transfer and (v) in what circumstances (if any) the seller or transferor has the right or the obligation to repurchase or otherwise reacquire the assets or any interest therein.

         In rendering this opinion letter, we do not express any opinion concerning any law other than the Bankruptcy Code and the law of the State of New York to the extent that it may be applicable thereunder. We do not express any opinion on any matter not expressly addressed below.

         Based upon and subject to the foregoing, the further qualifications set forth below, and the reasoned analysis of analogous case law (although there is no precedent directly on point), it is our opinion that:

                                     B-3-7

            1. In connection with any bankruptcy proceedings instituted by or on behalf of CSFBMC under the Bankruptcy Code, the CSFBMC Sale would be treated by a court as a true sale of the CSFBMC Mortgage Loans from CSFBMC to Column, rather than as a loan secured by the CSFBMC Mortgage Loans, such that the CSFBMC Mortgage Loans would not, on such basis, constitute property of CSFBMC's estate under Section 541(a)(1) of the Bankruptcy Code or property of CSFBMC subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of CSFBMC in such a proceeding.

            2. In connection with any bankruptcy proceedings instituted by or on behalf of Column under the Bankruptcy Code, the Column Sale would be treated by a court as a true sale of the Column Mortgage Loans from Column to the Depositor, rather than as a loan secured by the Column Mortgage Loans, such that the Column Mortgage Loans would not, on such basis, constitute property of Column's estate under Section 541(a)(1) of the Bankruptcy Code or property of Column subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of Column in such a proceeding.

            3. In connection with any bankruptcy proceedings instituted by or on behalf of the Depositor under the Bankruptcy Code, the Transfer to the Trust would be treated by a court as an absolute transfer of the Mortgage Loans from the Depositor to the Trust, rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such basis, constitute property of the Depositor's estate under
         Section 541(a)(1) of the Bankruptcy Code or property of the Depositor subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of the Depositor in such a proceeding.

         The foregoing opinions are subject to the qualifications that (i) the assumptions set forth herein are and continue to be true in all respects relevant to this opinion, (ii) there are no additional facts that would affect the validity of the assumptions set forth herein or upon which this opinion is based, (iii) any claim contrary to or inconsistent with any opinion expressed herein made in any judicial proceeding will be opposed and litigated to a final resolution by one or more persons or entities with standing to do so, (iv) such case is properly presented and argued, and (v) the law is properly applied.

         The foregoing opinions are not intended to be a guaranty as to what a particular court would actually hold, but an opinion as to the decision a court should reach if the issue were properly presented to it and the court followed what we believe to be the applicable legal principles. In that regard, you should be aware that bankruptcy opinions are subject to inherent limitations because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and policies may be subordinated, the potential relevance to the exercise of judicial discretion of future-arising facts and circumstances and the nature of the bankruptcy process.

                                     B-3-8

         The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior written consent.


                                        Very truly yours,
















                                     B-3-9

                                    EXHIBIT C

          FORM OF OPINION OF IN-HOUSE COUNSEL TO COLUMN FINANCIAL, INC.


                                November 13, 2001

To the Parties Listed on Annex A hereto

          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5
               ---------------------------------------------------------------

Ladies and Gentlemen:

         I am a Vice President and Counsel of Credit Suisse First Boston Corporation ("CSFB") and have acted as special counsel to Column Financial, Inc. (the "Mortgage Loan Seller") in connection with certain matters relating to: (i) the Mortgage Loan Seller's sale to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") of certain multifamily and commercial mortgage loans pursuant to the Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement"), dated as of November 1, 2001, by and between the Depositor and the Mortgage Loan Seller, and (ii) the Mortgage Loan Seller's providing indemnities to the Depositor, CSFB, McDonald Investments Inc. ("McDonald") and Lehman Brothers Inc. ("Lehman"), pursuant to the Indemnification Agreement (the "Indemnification Agreement"), dated as of November 1, 2001, by and among the Mortgage Loan Seller, the Depositor and CSFB, on behalf of itself and as representative of McDonald and Lehman. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Mortgage Loan Purchase Agreement.

         In rendering the opinions set forth below, I have examined and relied upon originals, copies or specimens, certified or otherwise identified to my satisfaction, of the Indemnification Agreement and the Mortgage Loan Purchase Agreement (together, the "Agreements"), and such certificates, corporate records and other documents, agreements, instruments and opinions, as I have deemed appropriate as a basis for the opinions hereinafter expressed. In connection with such examination, I have assumed the genuineness of all signatures (other than with respect to the Mortgage Loan Seller), the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens and the authenticity of the originals of such documents, agreements and instruments submitted to me as copies or specimens and the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, to the extent such matters do not constitute legal conclusions upon which I have been asked to opine. As to any facts material to such opinions that were not known to me, I have relied upon statements, certificates and representations of officers and other representatives of the Depositor and the Mortgage Loan Seller and of public officials.

         Based upon and subject to the foregoing, I am of the opinion that:

            1. The Mortgage Loan Seller is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with requisite power and authority to execute and deliver the Agreements and to perform its obligations thereunder.

            2. The execution, delivery and performance of the Agreements have been duly authorized by the Mortgage Loan Seller and the Agreements have been duly executed and delivered by the Mortgage Loan Seller.

            3. The execution and delivery by the Mortgage Loan Seller of the Agreements, the performance by the Mortgage Loan Seller of its obligations under the Agreements and the consummation by the Mortgage Loan Seller of the transactions therein contemplated, do not conflict with or result in a breach or violation of the Mortgage Loan Seller's organizational documents or, to my knowledge, conflict with or result in a breach or violation of any material indenture, agreement or instrument to which the Mortgage Loan Seller is a party or by which it or any of its property is bound, or any judgment, decree or order applicable to the Mortgage Loan Seller, of any New York State or federal court, regulatory body, administrative agency or other governmental authority, other than potential conflicts, breaches or violations which individually and in the aggregate are not reasonably expected to have a material adverse effect on the ability of the Mortgage Loan Seller to enter into and perform its obligations under the Agreements.

            4. To my knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the Mortgage Loan Seller (a) asserting the invalidity of any of the Agreements, (b) seeking to prevent the consummation of any of the transactions contemplated by the Agreements or (c) which could reasonably be expected to materially and adversely affect the performance by the Mortgage Loan Seller of its obligations under, or the validity or enforceability (with respect to the Mortgage Loan Seller) of, the Agreements. For purposes of the opinion set forth in this paragraph, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has overtly threatened in writing to the Mortgage Loan Seller a present intention to initiate such proceedings.

         I am a member of the Bar of the State of New York and the opinions set forth above are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America (in each case without regard to conflicts of laws principles). I am not licensed to practice law in the State of Delaware, and the opinions in paragraphs (1) and (2) above as to the Delaware General Corporation Law are based solely on standard compilations of the official statutes of Delaware. I express no opinion as to the effect of the laws of any other jurisdiction on matters addressed in this letter.

         This letter is limited to the matters specifically addressed herein, and I express no opinion as to any other matters relating to, or which may arise in connection with, the consummation of the transaction contemplated by the Agreements.

         I am furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose.


                                         Very truly yours,

                                     ANNEX A

Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York  10010-3629

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010-3629

Column Financial, Inc.
3414 Peachtree Road, N.E.
Suite 1140
Atlanta, Georgia  30326

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio  44114

Lehman Brothers Inc.
101 Hudson
Jersey City, New Jersey  07302

Wells Fargo Bank Minnesota, N.A.
45 Broadway--12th Floor
New York, New York  10006

National Consumer Cooperative Bank
1725 Eye Street, N.W.
Washington, D.C.  20006

KeyCorp Real Estate Capital Markets, Inc.
d/b/a Key Commercial Mortgage
911 Main Street--Suite 1500
Kansas City, Missouri  64105

Standard & Poor's Ratings Services,
  a division of The McGraw-Hill Companies, Inc.
55 Water Street
New York, New York  10041

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

                                    EXHIBIT D

                 FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD,
                    SPECIAL COUNSEL TO COLUMN FINANCIAL, INC.

                                November 13, 2001

Credit Suisse First Boston                  Wells Fargo Bank Minnesota, N.A.
  Mortgage Securities Corp.                 45 Broadway, 12th Floor
11 Madison Avenue                           New York, New York 10006
New York, New York  10010

Credit Suisse First Boston Corporation      Moody's Investors Service, Inc.
11 Madison Avenue                           99 Church Street
New York, New York 10010                    New York, New York  10008

McDonald Investments Inc.                   Standard & Poor's Ratings Services,
800 Superior Avenue                            a Division of The McGraw-Hill
Cleveland, Ohio  44114                         Companies, Inc.
                                            55 Water Street
                                            New York, New York  10041

Lehman Brothers Inc.                        National Consumer Cooperative Bank
101 Hudson                                  1725 Eye Street N.W.
Jersey City, New Jersey  07302              Washington, D.C.  20006


          Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5
               ---------------------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel to Column Financial, Inc. ("Column") with respect to certain matters in connection with the sale by Column, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), of a segregated pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "Agreement"), between Column and CSFBMSC.

         This opinion letter is being provided to you pursuant to Section 7(vii) of the Agreement. Capitalized terms that are used, but not defined, herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Agreement.

         For purposes of this opinion letter, we have reviewed the Agreement. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreement and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

         In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreement, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Agreement and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except to the extent expressly addressed by our opinions below, the power and authority of all parties to the Agreement to enter into, perform under and consummate the transactions contemplated by the Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreement by the parties thereto, (ix) except to the extent expressly addressed by our opinions below, the constitution of the Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and (x) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreement, as expressed therein.

         Our opinions set forth below with respect to the enforceability of the Agreement or any particular right or obligation under the Agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the

State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of the Agreement that purports or is construed to provide indemnification with respect to securities law violations.

         In rendering this opinion letter, we do not express any opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (without regard to conflicts of law principles). In addition, we do not express any opinion with respect to (i) the tax, securities or "doing business" laws of any particular jurisdiction, including, without limitation, the State of New York, or (ii) any law, rule or regulation to which Column may be subject as a result of any other person's or entity's legal or regulatory status or any such other person's or entity's involvement in the transactions contemplated by the Agreement. Furthermore, we do not express any opinion with respect to any matter not expressly addressed below.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. The Agreement constitutes a valid, legal and binding agreement of Column, enforceable against Column in accordance with its terms.

         2. No consent, approval, authorization or order of any federal or State of New York court or governmental agency or body is required for the consummation by Column of the transactions contemplated by the Agreement, except for those consents, approvals, authorizations or orders that previously have been obtained.

         3. Column's execution, delivery and performance of the Agreement will not in any material respect conflict with or result in a material violation of any federal or State of New York statute or regulation of general applicability in transactions of the type contemplated by the Agreement.

         The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the closing of Column's sale of the Mortgage Loans to CSFBMSC, pursuant to the Agreement, and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                               Very truly yours,

                                    EXHIBIT E

            FORM OF OPINION OF IN-HOUSE COUNSEL TO KEYBANK AND KRECM

                                November 13, 2001

Moody's Investors Service, Inc.              Standard & Poor's Ratings Services
99 Church Street                             55 Water Street.
New York, NY  10007                          New York, NY  10041-0003

McDonald Investments Inc.                    Wells Fargo Bank Minnesota, N.A.
800 Superior Avenue, 17th Flr.               45 Broadway, 12th Flr.
Cleveland, OH  44114                         New York, NY  10006

Credit Suisse First Boston                   Credit Suisse First Boston
   Corporation                                   Mortgage Securities Corp.
11 Madison Avenue                            11 Madison Avenue
New York, NY 10010                           New York, NY  10010

Lehman Brothers Inc.
101 Hudson
Jersey City, New Jersey  07302

      Re:  Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CKN5
           ---------------------------------------------------------------------

Ladies and Gentlemen:

         As Senior Vice President and Associate General Counsel of KeyBank National Association, a national banking association (the "Bank"), I have acted as counsel to the Bank and to its affiliate KeyCorp Real Estate Capital Markets, Inc. (the "Corporation"), in connection with the negotiation, execution and delivery by the Bank and the Corporation of the agreements listed below.

         In that regard, I or attorneys working under my direction have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction as being true copies of all such records of the Bank and the Corporation, all such agreements, certificates and other documents as I have deemed necessary as a basis for the opinions set forth herein, including the following agreements executed in connection with the above referenced securities:

         1. The Mortgage Loan Purchase Agreement between the Bank and Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC");

         2. The Pooling and Servicing Agreement among the Corporation, as General Master Servicer and General Special Servicer, National Consumer Cooperative Bank, as Co-op Master Servicer and Co-op Special Servicer, CSFBMSC, as Depositor, and Wells Fargo Bank Minnesota, N.A., as Trustee; and

         3. The Mortgage Loan Seller Indemnification Agreement among the Bank, CSFBMSC and Credit Suisse First Boston Corporation, as Representative of the Underwriters and Initial Purchaser.

         The agreements listed in items 1 through 3 above are collectively referenced herein as the "Agreements."

         In such examination, I or such attorneys working under my direction have assumed the genuineness of all signatures other than those signatures for the Bank and the Corporation, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as certified or photostatic copies. I or such attorneys have investigated such questions of law for the purpose of rendering these opinions as I have deemed necessary.

         Based on the foregoing, and subject to the limitations and qualifications set forth below, I am of the opinion that:

            (a) the Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, with corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Agreements it is a party to;

            (b) the Corporation has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Ohio;

            (c) the Corporation has the corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Agreements it is a party to;

            (d) the Agreements to which it is a party have been duly and validly authorized, executed and delivered by each of the Bank and the Corporation;

            (e) neither the execution and delivery by the Bank of the Agreements it is a party to, nor the consummation by the Bank of the transactions contemplated by such Agreements, nor the performance by the Bank of its obligations thereunder will result in a material breach or violation of, or constitute a material default under (i) the Articles of Association or by-laws, as amended, of the Bank, (ii) the terms of applicable current provisions of statutory law or regulation, (iii) any existing obligation of the Bank under any indenture, agreement, or instrument actually known to me, after reasonable investigation, which breach, violation or default would reasonably be expected to have a material adverse effect on the condition of the Bank, financial or otherwise, or adversely affect the transactions contemplated by, or the Bank's performance of its obligations under, the Agreements to which the Bank is a party, or (iv) the terms of any order, writ, judgement or decree actually known to me after reasonable investigation, issued by a court of competent jurisdiction and specifically directed to the Bank or its property;

            (f) neither the execution and delivery by the Corporation of the Agreements it is a party to, nor the consummation by the Corporation of the transactions contemplated by such

     Agreements, nor the performance by the Corporation of its obligations thereunder will result in a material breach or violation of, or constitute a material default under (i) the Articles of Incorporation or by-laws, as amended, of the Corporation, (ii) the terms of applicable current provisions of statutory law or regulation, (iii) any existing obligation of the Corporation under any indenture, agreement, or instrument actually known to me, after reasonable investigation, which breach, violation or default would reasonably be expected to have a material adverse effect on the condition of the Corporation, financial or otherwise, or adversely affect the transactions contemplated by, or the Corporation's performance of its obligations under, the Agreements to which the Corporation is a party, or (iv) the terms of any order, writ, judgement or decree actually known to me after reasonable investigation, issued by a court of competent jurisdiction and specifically directed to the Corporation or its property;

            (g) no consent, approval or authorization of, or filing with, any governmental agency or body is required of either the Bank or the Corporation in connection with its execution, delivery and performance of the Agreements to which it is a party, except such consents, approvals or authorizations as have been obtained or such filings as have been made; and

            (h) to my actual knowledge, after reasonable investigation, there are no actions, proceedings or investigations pending or threatened against the Bank or the Corporation before any court, administrative agency, or tribunal (i) asserting the invalidity of any of the Agreements, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Agreements, or (iii) that could reasonably be expected to materially and adversely affect the enforceability of any of the Agreements against the Bank or the Corporation, as the case may be, or the ability of the Bank or the Corporation, as the case may be, to perform its obligations thereunder.

         For purposes of this opinion letter, I have assumed that (i) the Agreements have been duly executed and delivered by all parties thereto (other than the Bank and/or the Corporation, as the case may be) and are valid and binding upon and enforceable against such parties (other than the Bank and/or the Corporation, as the case may be), subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and (ii) there has been no mutual mistake of fact or misunderstanding, fraud, duress, or undue influence.

         The opinions expressed above are limited to Federal law and the laws of the State of Ohio.

         This opinion is rendered solely to the addressees hereof, for their use in connection with the transactions contemplated herein and may not be relied upon for any other purpose or by any other person.


                                          Very truly yours,

                                          Robert C. Bowes
                                          Senior Vice President and
                                          Associate General Counsel

                                   EXHIBIT F-1

              FORM OF OPINION OF POLSINELLI, SHALTON & WELTE, P.C.
                           SPECIAL COUNSEL TO KEYBANK

                                November 13, 2001

Credit Suisse First Boston Mortgage             Wells Fargo Bank Minnesota, N.A.
   Securities Corp.                             45 Broadway, 12th Floor
11 Madison Avenue                               New York, New York  10006
New York, New York  10010

Credit Suisse First Boston Corporation          McDonald Investments Inc.
11 Madison Avenue                               800 Superior Avenue
New York, New York  10010                       Cleveland, Ohio  44114

Lehman Brothers                                 Moody's Investors Service, Inc.
101 Hudson                                      99 Church Street
Jersey City, New Jersey  07302                  New York, New York 10007

Standard & Poor's Rating Services
55 Water Street
New York, New York 10041-0003


          Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5
               -----------------------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel to KeyBank National Association ("KEY") in connection with the sale by Key, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. (the "DEPOSITOR"), of certain multifamily and commercial mortgage loans (the "KEY LOANS") pursuant to that certain Mortgage Loan Purchase Agreement ("MORTGAGE LOAN PURCHASE AGREEMENT") dated as of November 1, 2001, between Key as Seller and the Depositor as Purchaser, and further in connection with the preparation and review of the sections of the Prospectus Supplement dated November 1, 2001 ("PROSPECTUS SUPPLEMENT") to the Depositor's Prospectus dated October 22, 2001 ("BASE PROSPECTUS"; and together with the Prospectus Supplement, the "PROSPECTUS") titled "Summary of Prospectus Supplement--Relevant Parties/Entities", "Summary of Prospectus Supplement--Significant Dates and Periods", "Summary of Prospectus Supplement--The Underlying Mortgage Loans", "Risk Factors--Risks Related to the Underlying Mortgage Loans", and "Description of the Underlying Mortgage Loans" (collectively, the "PROSPECTUS SUPPLEMENT--SPECIFIED SECTIONS"), and further in connection with the preparation and review of the sections of the Confidential Offering

                                      F-1-1

Circular dated November 1, 2001 (the "CONFIDENTIAL OFFERING CIRCULAR") titled "Summary--Relevant Parties", "Summary--Significant Dates and Periods", "Summary--The Mortgage Loans" (the "CONFIDENTIAL OFFERING CIRCULAR--SPECIFIED SECTIONS"). Capitalized terms not otherwise defined herein are defined as set forth in the Mortgage Loan Purchase Agreement.

         The purpose of our professional engagement was to advise with respect to legal matters and not to determine or verify facts. Many of the determinations involved in the preparation of the Prospectus Supplement and the Confidential Offering Circular were factual. We have not independently verified, do not make any representation as to, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus Supplement or the Confidential Offering Circular.

         In connection with the delivery of this letter, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Prospectus, the Confidential Offering Circular, the Mortgage Loan Purchase Agreement, and other such documents and records as we have deemed relevant or necessary as the basis for the views expressed in this letter, solely with respect to the information contained therein relating to the Key Loans. We have obtained such certificates from and made such inquiries of officers and other representatives of Key as we have deemed relevant or necessary as the basis of the views expressed in this letter. We have relied upon and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the views expressed in this letter are based.

         We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Mortgage Loan Purchase Agreement and underlying the assumptions set forth below or that are otherwise factually relevant to the opinions expressed in this letter, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures (except for the signatures of officers of Key) and the authenticity of all documents submitted to us as originals, (iv) the conformity to the originals of all documents submitted to us as certified, conformed or photostatic copies, (v) the due authorization by all necessary action, and the due execution and delivery, of the Mortgage Loan Purchase Agreement by the parties thereto and the constitution of the Mortgage Loan Purchase Agreement as the legal, valid and binding obligations of each party thereto, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, and similar laws relating to or affecting the enforceability of creditors' rights generally, the effect of general equitable principals (in equity or at law), and the availability of equitable remedies, (vi) the compliance with the relevant provisions of the Mortgage Loan Purchase Agreement by the parties thereto, (vii) the conformity, to the requirements of the Mortgage Loan Purchase Agreement, of the Mortgage Loan Documents delivered to the Depositor by Key, (viii) the absence of any agreement that supplements or otherwise modifies the agreements expressed in the Mortgage Loan Purchase Agreement, and (ix) the conformity of the text of each document filed with the Securities Exchange Commission through the EDGAR system to the printed documents reviewed by us. In rendering this letter, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

         In the course of acting as special counsel to Key we have responded to inquiries from time to time by Key's closing coordinators, reviewed securitization questionnaires, title insurance commitments and surveys and prepared most of the loan documents for a majority of the Key Loans. In

                                     F-1-2
connection with the preparation of the Prospectus Supplement--Specified Sections and the Confidential Offering Circular--Specified Sections, we met in conferences and participated in telephone conversations with officers and employees of Key and counsel, officers and other representatives of the Depositor, Credit Suisse First Boston Corporation, Lehman Brothers, McDonald Investments Inc., Column Financial, Inc., National Consumer Cooperative Bank and NCB Capital Corporation, during which conferences and telephone conversations the contents of the Prospectus Supplement--Specified Sections and the Confidential Offering Circular--Specified Sections were discussed. We have not independently undertaken any procedures that were intended or likely to elicit information concerning the accuracy, completeness or fairness of the statements made in the Prospectus or the Confidential Offering Circular.

         On the basis of the foregoing and subject to the limitations set forth herein, nothing has come to our attention to cause us to believe that either the Prospectus Supplement--Specified Sections or the Confidential Offering Circular--Specified Sections, as of their respective dates or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and we do not make any comment in this paragraph with respect to (i) financial statements, schedules or other accounting, financial, or statistical data or other information of that nature contained in or omitted from the Prospectus Supplement--Specified Sections or the Confidential Offering Circular--Specified Sections, or (ii) information contained in the computer diskette or the CD-ROM accompanying the Prospectus Supplement which we assume, but have not verified, does not vary from and is not different in any way from the information contained in the Prospectus Supplement). In that connection, we advise you that, as to any facts material to the opinions expressed herein that we have not independently established or verified, we have relied upon statements and representations of officers and other representatives of Key and its affiliates. In addition, in that connection we call to your attention that, with your knowledge and consent, we have not (except as described above) examined or otherwise reviewed any of the Mortgage Files in connection with the transactions contemplated by the Mortgage Loan Purchase Agreement (the "TRANSACTIONS"), any particular documents contained in such files or any other documents with respect to the Key Loans.

         We note that investors in the certificates marketed and sold pursuant to the Confidential Offering Circular (the "PRIVATE CERTIFICATES") typically conduct due diligence on their own behalf, including review and analysis of the Key Loans and related information to a greater degree than we have done in the course of our representation of Key. Consequently, they have been and/or may be provided information regarding the Key Loans that we have not reviewed, and had we reviewed such information something may have come to our attention that would have lead us to believe that the Confidential Offering Circular at the date thereof or at the date of this letter contained or contains an untrue statement of material fact or that otherwise would have been material in connection with evaluating an investment in the Private Certificates.

         Whenever a statement herein is qualified by the phrase "come to our attention," it is intended to indicate that, during the course of our representation of Key, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys currently in this firm who have been actively involved in representing Key in connection with the Transactions or in connection with the origination of any of the Key Loans being sold as part of the Transactions. However, we have not undertaken any independent investigation to determine the

                                     F-1-3
accuracy of any such statement, and any limited inquiry undertaken by us during the preparation of this letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of Key.

         This letter is solely for the benefit of the addressees and may not be relied upon or used by, circulated, filed with any governmental authority or other regulatory agency, quoted or referred to, nor may copies hereof be delivered to, any other person (except to the parties involved in the Transactions and their respective counsel as part of the closing set related to the Transactions) without our prior written approval. We disclaim any obligation to update this letter for events occurring or coming to our attention after the date hereof, notwithstanding that such changes may affect the views or beliefs expressed in this letter.

                                                Very truly yours,

                                                POLSINELLI SHALTON & WELTE, P.C.

                                   EXHIBIT F-2

              FORM OF LETTER FROM POLSINELLI, SHALTON & WELTE, P.C.
                           SPECIAL COUNSEL TO KEYBANK

                                November 13, 2001

Credit Suisse First Boston Corporation        Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                             45 Broadway, 12th Floor
New York, New York 10010                      New York, New York 10006

Credit Suisse First Boston Mortgage           Moody's Investors Service, Inc.
   Securities Corp.                           99 Church Street
11 Madison Avenue                             New York, New York 10007
New York, New York 10010

Lehman Brothers                               Standard & Poor's Rating Services
101 Hudson                                    55 Water Street
Jersey City, New Jersey 07302                 New York, New York 10041-0003

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio 44114

          Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5
                ----------------------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel to KeyBank National Association, a national banking association ("Key"), in connection with the following transactions (collectively, the "TRANSACTIONS"):

            (i) the sale by Key, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. (the "DEPOSITOR") (such Transaction, the "SALE"), of certain multifamily and commercial mortgage loans (the "MORTGAGE LOANS"), pursuant to that certain Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "LOAN PURCHASE AGREEMENT"), between Key as seller and the Depositor as purchaser;

            (ii) the creation of a common law trust (the "TRUST") and the issuance of Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5 (the "CERTIFICATES"), pursuant to that certain Pooling and Servicing Agreement dated as of November 12, 2001 (the "POOLING AND SERVICING AGREEMENT"), among the Depositor as Depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as General Master Servicer and General

                                     F-2-1

     Special Servicer, National Consumer Cooperative Bank as Co-op Master Servicer and Co-op Special Servicer, and Wells Fargo Bank Minnesota, N.A. as trustee (the "TRUSTEE"); and

            (iii) the transfer of the Mortgage Loans by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement in exchange for the issuance of the Certificates at the direction of the Depositor.

         The Loan Purchase Agreement and the Pooling and Servicing Agreement are collectively referred to herein as the "AGREEMENTS". Capitalized terms not defined in this letter have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the Loan Purchase Agreement.

         Under the terms of the Loan Purchase Agreement, Key will sell to the Depositor, without recourse (except to the extent specified therein), all right, title and interest of Key in and to the Mortgage Loans and the proceeds thereof. Pursuant to the Pooling and Servicing Agreement, the Depositor will transfer the Mortgage Loans to the Trustee, and the Trust will issue the Certificates representing interests in the Trust. The following twenty-three classes of Certificates representing beneficial interests in the Trust Fund will be issued pursuant to the Pooling and Servicing Agreement: Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class A-X, Class A-Y, Class A-CP, Class R, and Class V.

         You have requested our opinion whether, in the event that the Federal Deposit Insurance Corporation (the "FDIC") were appointed as conservator or receiver for Key pursuant to Section 11(c) of the Federal Deposit Insurance Act (the "FDIA"), a court, which acted reasonably and correctly applied the law to the facts set forth herein after full consideration of all relevant factors, would hold that the Rule (as defined herein) applies to the Sale and the transfer of the Mortgage Loans by Key to the Depositor pursuant to the Loan Purchase Agreement would be enforceable against Key notwithstanding the appointment of the FDIC as conservator or receiver of Key.

         ASSUMPTIONS OF FACT

         In connection with this opinion, we have reviewed the Agreements and a certificate, dated the date hereof, of an officer of Key (the "KEY CERTIFICATE"), which certifies, to the best of such person's knowledge, inter alia, as to certain of the matters in the immediately succeeding paragraph as of the date hereof. This opinion is based solely upon our review of the Agreements and such other documents, and such other investigations of law and fact, as we have deemed necessary or advisable in connection with this opinion. Our opinion is limited to the specific issues of federal law addressed and is further limited in all respects, except as otherwise stated, to the facts assumed. We express no opinion as to any other matter.

         In rendering the opinions set forth herein, we have relied upon, and assumed, without independent investigation or inquiry, the following to be true at all relevant times:

     (a) All representations and warranties set out in the Agreements, and all statements in the Key Certificate and the certificates relating to the Agreements or furnished in connection with the Transactions pertaining to the transfer of the Mortgage Loans pursuant to the Agreements, are true and correct.

                                     F-2-2

     (b) All signatures are genuine, all natural persons have the legal capacity to execute and deliver the documents signed by them, all documents submitted to us as originals are authentic and all documents submitted to us as certified or photostatic copies conform in all respects to the original documents.

     (c) Each of the Agreements has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of all parties thereto, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, conservatorship, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     (d) The execution, delivery and performance of the Agreements by the parties thereto do not violate any applicable law. All notices to, filings with, and approvals of, all applicable governmental or regulatory authorities required for the execution and delivery by Key, the Depositor, and the Trustee of the Agreements and the performance by Key, the Depositor, and the Trustee thereof have been obtained or made, and are in full force and effect.

     (e) Each of Key and the Depositor has taken all actions required under applicable law to effectuate the transfer of the Mortgage Loans.

     (f) There are no agreements or courses of prior dealing between any of the parties that would alter the relationships set forth in the Agreements.

     (g) The Depositor, Key, and the Trustee will at all times and in all respects that are material to the opinions expressed in this letter comply with all material provisions of the Agreements, as applicable.

     (h) Key is a national banking association, the deposits of which are insured by the FDIC pursuant to the provisions of the FDIA.

     (i) As of the date of this opinion, Key has not violated any law or regulation and is not in an unsafe or unsound condition that would constitute a basis for the appointment of a conservator or receiver pursuant to the FDIA.

     (j) Key received adequate consideration, which may not be modified subsequent to closing, for the transfer to the Depositor of the Mortgage Loans pursuant to the Loan Purchase Agreement. Key has no obligation to repay such consideration or any interest thereon to the Depositor. The purchase price for the Mortgage Loans reflects the good-faith determinations of Key and the Depositor of the fair market value of the Mortgage Loans and is equal to the price that the parties believe would be paid in a sale of the Mortgage Loans between other unaffiliated parties.

     (k) Each of Key, the Depositor, and the Trustee did not and will not (i) execute the Agreements or any other agreement to which it is a party in connection with the

                                     F-2-3

         Transactions or (ii) otherwise effectuate or consummate any transfer of the Mortgage Loans pursuant to the Agreements or any other agreement, in any case:

            (1) in contemplation of Key's or the Depositor's insolvency;

            (2) with a view to preferring one creditor of Key or the Depositor over another or to preventing the application of Key's or the Depositor's assets in the manner required by applicable law or regulations;

            (3) after Key or the Depositor committed an act of insolvency; or

            (4) with any intent to hinder, delay, or defraud Key or the
                Depositor or any of their respective creditors, the FDIC or any other banking agency.

     (l) The execution, delivery and performance of each of the Agreements and the Transactions constitute bona fide and arm's length transactions and were and are undertaken in the ordinary course of business of the parties to such Agreements.

     (m) Key's assets are now, and are intended to be, sufficient to pay its ongoing business expenses as they incur and to discharge its liabilities in the event Key must be liquidated. Key's remaining property immediately after the Sale is not an unreasonably small amount of capital for Key's business operations.

     (n) The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class A-CP, Class A-X and Class A-Y Certificates are, as of the date hereof, each rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category by S&P and Moody's.

     (o) It is the intention of Key and the Depositor to treat the transfer of the Mortgage Loans by Key to the Depositor pursuant to the Loan Purchase Agreement as a sale (as set forth in Section 11 of the Loan Purchase Agreement), and not a secured borrowing, including for accounting purposes, and that the Sale is entered into for the sole purpose of effectuating the Transactions under the Pooling and Servicing Agreement.

     (p) Key has irrevocably transferred the Mortgage Loans to the Depositor pursuant to the Loan Purchase Agreement, without recourse, and has relinquished all rights with respect to the Mortgage Loans. Key has no obligation to deliver to the Depositor other property, either in substitution of or in addition to the Mortgage Loans, in the event of a credit loss or decline in value of the Mortgage Loans. The Depositor has no right or obligation to transfer the Mortgage Loans back to Key, and Key has no right or obligation to reacquire any of the Mortgage Loans subsequent to the Sale.(1)

----------------------
(1) Key makes certain representations and warranties regarding the Mortgage Loans and, under certain circumstances, may be obligated to repurchase certain Mortgage Loans or substitute new loans due to a breach of any such representation or warranty. However, such obligation is limited, and any repurchase or substitution of Mortgage Loans pursuant to this obligation would result from the Mortgage Loans not being of the quality represented, and not from a decline in the value of or future payment defaults on the Mortgage Loans and does not give Key a general right to repurchase or otherwise reacquire the Mortgage Loans or to reclaim any of the benefits of its ownership.


                                     F-2-4

     (q) All of the requirements of generally accepted accounting principles for treating the transfer of the Mortgage Loans as a sale have been satisfied (other than the "legal isolation" condition).

     (r) Key is and shall remain a separate and distinct entity from, and shall not commingle its assets with those of, the Depositor, the Trustee and/or the Trust. Key does not control, is not controlled by, and is not under common control with, directly or indirectly, the Depositor or the Trustee.

     (s) The Depositor is a Delaware corporation and is a "special purpose entity" (as defined in 12 C.F.R. ss. 360.6(a)(5)) and, as such, is primarily engaged in acquiring and holding (or transferring to another "special purpose entity") financial assets, and in activities related or incidental thereto, in connection with the issuance of beneficial interests by the Depositor (or by another "special purpose entity" that acquires financial assets directly or indirectly from the Depositor).

     (t) The Depositor, the Trustee or other appropriate party in interest would actively oppose any attempt to recharacterize the Mortgage Loans as property of Key's receivership or conservatorship estate under the FDIA.

     OPINION EXPRESSED

         Based on the reasoning and subject to the assumptions, qualifications and limitations set forth in this letter, it is our opinion that in a properly presented and decided case, a court would hold that the FDIC, if appointed as receiver or conservator of Key pursuant to Section 11(c) of the FDIA:

     (1) could not, in the exercise of its authority under 12 U.S.C. ss. 1821(e), reclaim, recover, or recharacterize as property of Key or the receivership the Mortgage Loans that have been transferred by Key to the Depositor pursuant to the Loan Purchase Agreement; and

     (2) could not seek to avoid the Loan Purchase Agreement under 12 U.S.C.ss. 1823(e).

         We wish to point out that we are giving no opinion (i) as to whether the transfer of the Mortgage Loans by Key to the Depositor and, in turn, by the Depositor to the Trust is a true sale or absolute conveyance, (ii) as to the perfection or priority of any ownership interest or security interest in the Mortgage Loans, (iii) concerning any law other than the federal laws of the United States of America, or (iv) concerning any matter not expressly addressed in this letter.

     DISCUSSION

         In an insolvency proceeding for Key, the United States Bankruptcy Code (the "BANKRUPTCY CODE") would not apply.(2) Therefore, neither the provisions of the Bankruptcy Code that impact the right of a secured creditor to liquidate collateral nor the provisions of Section 547 of the Bankruptcy Code concerning "preferential" transfers would apply in the event of the insolvency of Key. The FDIC is authorized under Sections 11(c)(1) and (2) of the FDIA to accept appointment as conservator, and is required to be appointed as receiver, for a federal savings bank such as Key.

---------------------------------------
(2) 11 U.S.C.ss.ss.109(b)(2) and (d).

                                     F-2-5

         Our opinions above rely on the FDIC's rule regarding the treatment by the FDIC, as receiver or conservator of an insured depository institution, of financial assets transferred by the institution in connection with a securitization or participation (the "RULE").(3) If the Rule is applicable to the Sale, the FDIC will not use its authority to disaffirm or repudiate the Loan Purchase Agreement to reclaim, recover or recharacterize the Mortgage Loans as property of Key. As of the date of this opinion, the Rule has not been modified or repealed, and we are not aware of any reported judicial decision that questions the validity of the Rule.

         For the Sale to be covered by the Rule, the Sale must involve the (1) transfer of financial assets (2) in connection with a securitization or participation.(4) The first element is satisfied because the Sale is a transfer of the Mortgage Loans, each of which "conveys to one entity a contractual right to receive cash" and therefore qualifies as a "financial asset." (5)

         The second element requires a determination of whether the Sale is "in connection with a securitization or participation."(6) In our analysis we are relying on the Rule's treatment of transfers in connection with a securitization. We have found no case law that interprets the phrase "in connection with a securitization" under the Rule. The Rule states that a "securitization" means the issuance by a special purpose entity of beneficial interests, the most senior class of which is rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations or which are sold in transactions not involving any public offering or in transactions exempt from registration pursuant to Regulation S under the Securities Act.(7)

         The Sale is an integral part of the Transactions and is entered into for the sole purpose of effectuating the Transactions under the Pooling and Servicing Agreement. In connection with the Transactions, pursuant to the Loan Purchase Agreement Key will transfer the Mortgage Loans to the Depositor, which we have assumed to be a "special purpose entity" under the Rule. Pursuant to the Pooling and Servicing Agreement, the Depositor will then immediately sell the Mortgage Loans to the Trust, and the Trust will contemporaneously issue beneficial interests in the form of the Certificates for public and private sale. Key and the Depositor will engage in the Sale transaction for the sole purpose of effectuating the creation of the Trust and the issuance of the Certificates pursuant to the Pooling and Servicing Agreement. For these reasons, we believe that a court would hold that the Sale is "in connection with" the Transactions.

         For the Transactions to constitute a "securitization" under the Rule, the Trust must be a "special purpose entity," as defined by the Rule. The Rule defines "special purpose entity" to mean:

----------------------
(3) See Treatment by the FDIC as Conservator or Receiver of Financial Assets Transferred by an Insured Depository Institution in Connection With a Securitization or Participation, 65 Fed. Reg. 49,189 (2000) (codified at 12 C.F.R. ss. 360.6).
(4) 65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(b)).
(5) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360.6(a)(2)).
(6) 65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(b)).
(7) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360.6(a)(4)(i)).

                                     F-2-6
         a trust . . . or other entity demonstrably distinct from the insured depository institution that is primarily engaged in acquiring and holding (or transferring to another special purpose entity) financial assets, and in activities related or incidental thereto, in connection with the issuance by such special purpose entity (or by another special purpose entity that acquires financial assets directly or indirectly from such special purpose entity) of beneficial interests.(8)

         The Trust is a trust established upon effectuation of the Transactions under the laws of New York pursuant to the Pooling and Servicing Agreement. Key does not control, is not controlled by, nor is it under common control with, the Trustee or the Trust. Although a subsidiary of Key will act as a master servicer and special servicer of the Trust's assets for the benefit of the Trustee and the Certificateholders, the ultimate decision-making authority permitted under the Pooling and Servicing Agreement is vested in the Trustee and the Certificateholders or is otherwise limited or dictated by the terms of the Pooling and Servicing Agreement, as set forth in the Pooling and Servicing Agreement. Key will not share in the ownership of any of the principal assets of the Trust. Neither Key nor the Trust will commingle any of its assets with the other. Moreover, the documents evidencing the principal assets of the Trust, the Mortgage Notes and related Mortgage Files, will be assigned to and physically delivered into the possession of the Trustee, or a custodian appointed by the Trustee (which custodian may not, as set forth in the Pooling and Servicing Agreement, be Key or an affiliate of Key). Although the Rule does not provide any guidance regarding the circumstances under which a special purpose entity is "demonstrably distinct" from a depository institution, we believe that the facts set forth above demonstrate that the Trust is an entity distinct from Key.

         The Trust will be primarily engaged in acquiring and holding financial assets and in activities related or incidental thereto, in connection with the issuance of beneficial interests, which in this case are the Certificates. The Certificates fall within the Rule's definition of "beneficial interests" because they will be issued by the Trust and will entitle the Certificateholders to receive payments that depend primarily on the cash flow from the Mortgage Loans owned by the Trust. For the foregoing reasons, the Trust appears to satisfy the definition of a "special purpose entity" under the Rule.

         The other requirement for the Transactions to constitute a securitization under the Rule is also met because the most senior class of securities issued in the Transactions are rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category by S&P and Moody's, which are nationally recognized statistical rating organizations.(9) Although the Rule does not define the phrase "nationally recognized statistical rating organizations," this phrase is used by the FDIC, other bank regulatory agencies and the Securities and Exchange Commission in several regulations. The Securities and Exchange Commission expressly regards S&P and Moody's (the two agencies rating the most senior classes of securities in the Transactions) as nationally recognized statistical rating organizations.(10) Although the Rule does not identify particular rating agencies, we

--------------------
(8) 65 Fed. Reg. 49,192 (2000) (codified at 12 C.F.R.ss.360.6(a)(5)).
(9) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360.6(a)(4)(i)).
(10) See Securities and Exchange Commission, 62 Fed. Reg. 68,018 (1997) (to be codified at 17 C.F.R. pt. 240) and 17 C.F.R.ss.240.15c3-1(c)(2)(vi)(F). See also Government Securities Clearing Corporation, Securities and Exchange Commission, 60 Fed. Reg. 21,014 (1995); Pacific Stock Exchange, Inc., Securities and Exchange Commission, 59 Fed. Reg. 38,998 (1994); and Proposed Rules, Securities and Exchange Commission, 53 Fed. Reg. 44,016 (1988) (to be codified at 17 C.F.R. pt. 230). The Department of Labor and the Federal Reserve System also regard S&P and Moody's as nationally recognized statistical rating organizations. See Prohibited Transaction Exemptions 2000-25, et al., Department of Labor, 65 Fed. Reg. 35,129 (2000); and Proposed Rules, Federal Reserve System, 53 Fed. Reg. 14,812 (1988) (to be codified at 12 C.F.R. pt. 220).

                                     F-2-7
believe that a court would hold that S&P and Moody's are nationally recognized statistical rating organizations, either on the basis of the Securities and Exchange Commission's statements or otherwise.

         Furthermore, the Rule is not applicable to the Transactions unless the Sale meets the criteria of a sale under generally accepted accounting principles (other than the "legal isolation" condition)(11), Key received adequate consideration for the transfer of the Mortgage Loans, and the Transaction documents reflect the intent of Key and the Depositor to treat the Sale as a sale and not as a secured borrowing.(12) The Loan Purchase Agreement reflects the intent of parties to treat the Sale as a sale and not as a secured borrowing, and we have assumed, based on the Key Certificate, that, except for the "legal isolation" condition, the requirements of generally accepted accounting principles for treating the Sale as a sale have been satisfied, and the consideration received by Key at the time of the transfer is adequate.

     OTHER QUALIFICATIONS

     The foregoing opinion is subject to the following qualifications:

         If Key were to become a debtor under the FDIA and the FDIC were to assert that the beneficial interest in and legal title to the Mortgage Loans were part of Key's estate, we express no opinion as to how long the Trust would be denied possession of the Mortgage Loans in Key's possession before the validity of such an assertion could be finally decided. We also express no opinion as to whether, if the FDIC were to assert that the beneficial interest in and legal title to the Mortgage Loans were part of Key's receivership estate, a court would permit Key to use collections of the Mortgage Loans in Key's possession without the consent of the Trustee either before deciding the issue or pending appeal after a decision adverse to the Trust.

         We express no opinion as to the availability or effect of a preliminary injunction, temporary restraining order or other such temporary relief affording delay pending a determination on the merits; by such reservation, however, we do not imply that we have undertaken any analysis to determine whether any such equitable relief would ultimately be available to prevent enforcement of the transaction.

         We express no opinion with respect to the power of the FDIC, as receiver or conservator, to disaffirm or repudiate any agreement (including, but not limited to, the Loan Purchase Agreement) to the extent it imposes continuing obligations or duties upon Key in receivership or conservatorship.

         We express no opinion herein as to whether any transfer or obligation is avoidable as a preference or fraudulent transfer.

--------------------------

(11) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360.6(b)).

(12) 65 Fed. Reg. 49,191 (2000) (codified at 12 C.F.R.ss.360.6(c)).

                                     F-2-8

         The opinions are subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

         We express no opinion as to compliance or the effect of noncompliance by the Trustee with any state or federal laws or regulations applicable to it in connection with the transactions described in the Pooling and Servicing Agreement.

         We express no opinion with respect to the enforceability of any Mortgage Loan or the existence of any claims, rights, defenses, counterclaims or objections in favor of the mortgagor thereon that can be asserted against or are effective against Key, the Depositor, the Trustee or the Certificateholders. We note that unless the mortgagor with respect to a Mortgage Loan has received notice of the assignment thereof (such notice not being contemplated by the Loan Purchase Agreement), bona fide payments made by such mortgagor to Key or a second assignee of such Mortgage Loan shall discharge such mortgagor's obligations to the extent of such payment, and such payment will only be recoverable from Key or, in certain cases, from such second assignee, as the case may be.

         We have assumed that there are no agreements (other than the Agreements) prohibiting, restricting or conditioning the assignment of any portion of the Mortgage Notes.

         We express no opinion as to the ability of the FDIC, as conservator or receiver, to transfer the Loan Purchase Agreement without any approval or consent of the parties, pursuant to 12 U.S.C. ss. 1821(d)(2)(G).

         The foregoing analysis and its conclusions are premised upon, and limited to, the law and the structure of the proposed Transactions in effect as of the date of this letter. We do not assume responsibility for updating this opinion letter as of any date subsequent to the date of this opinion letter, and assume no responsibility for advising you of (i) the discovery subsequent to the date of this opinion letter of factual information not previously known to us pertaining to the events occurring prior to the date of this opinion letter or
(ii) the amendment or repeal of the Rule after the date of this opinion letter. Furthermore, we note that a court's decision regarding matters upon which we opine herein is based on the court's own analysis and interpretation of the factual evidence before the court, and applicable legal principles.



                                     F-2-9

         This opinion is solely for the benefit of the addressees and should not relied on by any other person. It is rendered solely in connection with the Transactions. It may not be quoted, in whole or in part, or otherwise referred to or used by you for any purpose, nor may copies hereof be delivered to any other person (except to parties involved in the Transactions and their counsel as part of the closing set related to the Transactions) without our prior written consent.

                                         Very truly yours,

                                         POLSINELLI SHALTON & WELTE, P.C.













                                     F-2-10

                                    EXHIBIT G

         FORM OF OPINION OF PHILLIPS, LYTLE, HITCHCOCK, BLAINE & HUBER,
                      SPECIAL COUNSEL TO KEYBANK AND KRECM

                                November 13, 2001

Credit Suisse First Boston Corporation         Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                              45 Broadway, 12th Floor
New York, New York 10010                       New York, New York 10006

Credit Suisse First Boston Mortgage            Moody's Investors Service, Inc.
   Securities Corp.                            99 Church Street
11 Madison Avenue                              New York, New York 10007
New York, New York 10010

Lehman Brothers                                Standard & Poor's Rating Services
101 Hudson                                     55 Water Street
Jersey City, New Jersey 07302                  New York, New York 10041-0003

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio 44114

     Re: Pooling and Servicing Agreement among Credit Suisse First Boston Mortgage Securities Corp., as Depositor ("Depositor"), KeyCorp Real Estate Capital Markets, Inc., as General Master Servicer and General Special Servicer, National Consumer Cooperative Bank as Co-op Master Servicer and Co-op Special Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee dated as of November 12, 2001 ("PSA")

                                       and

          Mortgage Loan Purchase Agreement between KeyBank National Association, as Seller, and Credit Suisse First Boston Mortgage Securities Corp., as Purchaser dated November 1, 2001 ("MLPA" and together with the PSA, the "Agreements")

Ladies and Gentlemen:

         We have acted as special local counsel to KeyCorp Real Estate Capital Markets, Inc. ("Company"), as General Special Servicer in connection with the execution and delivery of the PSA, and to KeyBank National Association ("KeyBank"), as Seller in connection with the execution and delivery of the MLPA.

         In connection with rendering our opinion, we have reviewed the PSA and the MLPA and have made such investigations of law as we have deemed necessary or appropriate to enable us to render this opinion. As to facts material to our opinion we have, when relevant facts were not independently established, relied upon the representations of the Company and KeyBank in the Agreements.

         In rendering the opinions expressed herein, we have assumed (i) the genuineness of all signatures by each party; (ii) the authenticity of all documents submitted to us as originals; (iii) the conformity to original documents of all documents submitted to us as conformed or photostatic copies;
(iv) the conformity in all material respects of the final executed forms of the Agreements with the versions submitted to us in draft form on November 8, 2001;
(v) the due formation and valid existence of the parties to the Agreements; and
(vi) the due authorization, execution and delivery of the Agreements by the parties thereto, and their power and authority (including the obtaining of all necessary permits, licenses and approvals) to execute and perform each of the Agreements.

         Based upon the foregoing assumptions and subject to the qualifications hereinafter set forth, it is our opinion that, as of the date hereof:

            1. The PSA constitutes the legal, valid and binding contract and agreement of the Company and is enforceable in accordance with its terms.

            2. The MLPA constitutes the legal, valid and binding contract and agreement of KeyBank and is enforceable in accordance with its terms.

         Our opinions concerning the enforceability of the Agreements are subject to the qualification that:

            (a) enforceability may be limited by or subject to (i) state and/or federal bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies; (ii) an implied duty of good faith; and (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

            (b) certain provisions of the Agreements may be unenforceable in whole or in part, although the inclusion of such provisions does not render any of the Agreements invalid as a whole, and the Agreements contain legally adequate provisions for enforcing the other obligations of the parties thereunder and for the practical realization of the principal rights and benefits purported to be afforded thereby, subject to the economic consequences of any judicial, administrative, or other procedural delay in connection with such enforcement and realization.

         In connection with servicing by the Company of mortgages on residential property located in New York State, we point out that Section 6-k of the New York Banking Law imposes certain obligations on mortgagees with respect to casualty insurance escrow accounts, and Section 254 of the New York Real Property Law imposes certain restrictions on the right of the mortgagee to retain casualty insurance proceeds.

         We express no opinion as to the applicability to, or effect on, the transactions contemplated by either of the Agreements of any federal or state securities law.

         We are qualified to practice law in the State of New York and we do not purport to be experts on, or to express any opinion herein concerning, any matter governed by the laws of any jurisdiction other than the laws of the State of New York and the federal law of the United States. This letter is furnished to you solely for your benefit in connection with the transactions contemplated by the Agreements. This opinion is not to be publicly filed, used, circulated, quoted or otherwise relied upon by any other person or entity or, for any other purpose, without our prior written consent.


                                           Very truly yours,

                                   EXHIBIT H-1

      FORM OF OPINION I OF ROBINSON SILVERMAN PEARCE ARONSOHN & BERMAN LLP,
                        SPECIAL COUNSEL TO NCB AND NCBCC

                                November 13, 2001

Fitch, Inc.                                   McDonald Investments, Inc.
One State Street                              800 Superior Avenue
New York, New York  10004                     Cleveland, Ohio 44114

Standard and Poor's Ratings Services          Wells Fargo Bank Minnesota, N.A.
55 Water Street                               11000 Broken Land Parkway
New York, New York  10041                     Columbia, Maryland 21044

Credit Suisse First Boston Mortgage           Lehman Brothers Inc.
   Securities Corp.                           101 Hudson
11 Madison Avenue                             Jersey City, New Jersey 07302
New York, New York 10010

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York 10010

     Re: Mortgage Loan Purchase Agreement between National Consumer Cooperative Bank and Credit Suisse First Boston Mortgage Securities Corp. dated as of November 1, 2001

Dear Sirs:

         We have acted as counsel to National Consumer Cooperative Bank ("NCCB" or the "Bank") with respect to (i) a Mortgage Loan Purchase Agreement (the "MLPA" or the "Agreement") between NCCB and Credit Suisse First Boston Mortgage Securities Corp. ("CSFB" or the "Purchaser"), dated as of November 1, 2001 and
(ii) a Pooling and Servicing Agreement (the "Pooling Agreement") between NCCB, CSFB, KeyCorp Real Estate Capital Markets, Inc., ORIX Real Estate Capital Markets, LLC and Wells Fargo Bank Minnesota, N.A. dated as of November 12, 2001. Any capitalized terms which are not expressly defined herein shall have the meaning ascribed to them in the MLPA or the Pooling Agreement.

         Pursuant to the MLPA, NCCB has agreed to sell, and CSFB has agreed to purchase, certain mortgage loans specified therein (the "Mortgage Loans" or the "NCCB Loans"). The MLPA provides that upon payment of the purchase price set forth therein title to the NCCB Loans shall pass to CSFB. The consideration payable to NCCB for the Mortgage Loans consists of (i) cash and (ii) all of the Class A-Y Certificates issued pursuant to the Pooling Agreement. The Class A-Y Certificates bear

                                     H-2-1
interest at a rate, and based upon a notional amount, as more particularly described in the Pooling Agreement.

         Concurrently with the execution of the MLPA and the Pooling Agreement, CSFB, as depositor, will transfer the NCCB Loans into a trust established under the Pooling Agreement for the benefit of the holders of a series of pass-through certificates to be issued pursuant to the Pooling Agreement.

         The Pooling Agreement provides that NCCB is to act as master servicer and special servicer for certain of the NCCB Loans (in these capacities, NCCB will be referred to herein as the "Coop Master Servicer" and "Coop Special Servicer"; and the NCCB Loans that are to be serviced by NCCB, either as Coop Master Servicer or Coop Special Servicer, will be referred to herein, collectively, as the "NCCB Coop Loans"). NCCB's Servicing Fee as Coop Master Servicer will be payable monthly on a loan-by-loan basis from interest received, will accrue at a rate of 0.10% per annum, and will be computed on the same basis as the related NCCB Coop Loan on the Stated Principal Balance of such NCCB Coop Loan. Additional servicing compensation in the form of (i) any and all Net Default Charges accrued with respect to a Performing Mortgage Loan, (ii) 50% of any and all Net Assumption Application Fees, Net Application Fees, modification fees, extension fees, consent fees, waiver fees and fees paid in connection with defeasance, (iii) any and all charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and other loan processing fees, (iv) any and all Prepayment Interest Excesses and (v) other customary charges, in each case only to the extent actually paid by the related Borrower, shall be retained by NCCB in its capacity as Coop Master Servicer.

         NCCB as Coop Special Servicer shall receive, among other compensation, a Special Servicing Fee with respect to each Specially Serviced Loan at a rate of 0.25% per annum computed on the same basis as the related NCCB Coop Loan on the Stated Principal Balance of such NCCB Coop Loan.

         Neither the MLPA nor the Pooling Agreement provides for a termination, revocation or avoidance of any transfer of the NCCB Loans by NCCB to CSFB or provides for the retention by NCCB of any interest whatsoever in the NCCB Loans, except that, in the event that there exists any Material Document Defect or Material Breach with respect to any NCCB Loan, NCCB is required , pursuant to the terms of the MLPA and Pooling Agreement, to cure such Material Document Defect or Material Breach or repurchase such NCCB Loan at the Purchase Price.

         You have requested our opinion as to whether, in a case under the United States Bankruptcy Code (Title 11, U.S.C.) in which the Bank is the debtor, a court would hold that the transfer of the Mortgage Loans by the Bank to the Purchaser in the manner set forth in the Agreement would constitute an absolute transfer of the Mortgage Loans, rather than a borrowing by the Bank secured by the Mortgage Loans.

         We have assumed that the Bank is eligible to be a debtor in a case under the Bankruptcy Code. This opinion is based solely upon the documents described in this opinion and our examination of such matters of law as we have deemed necessary for purposes of rendering the opinions set forth herein.

         We have examined copies of the following documents:


                                     H-2-2

            1. the MLPA;

            2. the Pooling Agreement; and

            3. such other documents, records, certificates and papers as we have deemed necessary and relevant as a basis for this opinion.

         To the extent we have deemed necessary and proper regarding matters of fact not within our knowledge, we have relied without independent investigation upon representations and warranties contained in the certificate of an officer of the Bank provided to us, and in the MLPA, the Pooling Agreement and in all other instruments, certificates, and agreements executed by or on behalf of NCCB in connection with the subject transaction. The opinions set forth herein are based solely upon the state of the law and facts existing as of the date hereof.

         In rendering the opinions below, we have assumed (i) the due, proper, authorized and complete execution and delivery of all instruments referred to above and to the instruments referred to therein (collectively, the "Documents") by all parties other than NCCB, and that the Documents are valid, binding and enforceable in accordance with their respective terms against such other parties; (ii) the genuineness of all signatures on the Documents, except those on behalf of NCCB; (iii) that all copies of the Documents conform to the originals thereof; (iv) that all Documents which were to have been recorded were properly recorded and the title policies issued in connection therewith, if any, properly reflect all recording information and the correct status of the matters set forth therein and that all required mortgage taxes and recording charges have been paid in full; and (v) that you have not received notice of defects, defenses, claims or other material information which would impact on the below opinions.

         We have not examined the Mortgage Loan Documents, and we express no opinion concerning the conformity of any of the Mortgage Loan Documents to the requirements of the MLPA.

         Based on the considerations set forth above, we have assumed the following, without investigation:

         A. The Bank will have been the sole owner of the Mortgage Loans with full right and authority to sell the same, free and clear of any and all pledges, liens, security interests, claims, participation interests or other equities or encumbrances of any nature.

         B. Each Mortgage Note will have been endorsed in a manner which satisfies any requirement of endorsement in order to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note. Each assignment of a Mortgage will be in recordable form and will be sufficient to effect the assignment of and transfer to the assignee thereunder the benefits of the assignor, as mortgagee or assignee thereof, under each Mortgage to which such assignment relates.

         C. No Mortgage Loan Document will reflect any interest which is inconsistent with the sale and transfer of the Mortgage Loans by the Bank to the Purchaser as provided in the MLPA.

                                     H-2-3

         D. The amount of the consideration received by the Bank upon the sale of the Mortgage Loans to the Purchaser pursuant to the MLPA constituted reasonably equivalent value and fair consideration for the Mortgage Loans sold, being fair market value arrived at on an arm's length basis.

         E. No fraud, mistake, breach of covenant or illegality on the part of any party to the MLPA affecting any Mortgage Loan or otherwise in connection with any transaction contemplated by the MLPA will have occurred.

         F. No party to the MLPA has taken or will have taken prior to the Closing Date any action which is unreasonable, arbitrary or capricious, or which has not been in good faith or in a commercially reasonable manner, in enforcing or attempting to enforce or performing or attempting to perform any of its rights or obligations under any Mortgage Loan or the MLPA or the Pooling Agreement.

         G. The MLPA, the Pooling Agreement and all related documents evidence the intention by the Bank and the Purchaser to effectuate an absolute transfer of the Mortgage Loans. There is not, and will not be, any other agreement between or among the Bank and the Purchaser, that supplements or otherwise modifies the intention of such parties, as expressed in the MLPA and the Pooling Agreement, and the agreements specifically referred to therein.

         H. The Bank has an appropriate business reason for selling the Mortgage Loans, as provided in the MLPA and the Pooling Agreement, rather than obtaining a secured loan with the Mortgage Loans as collateral.

         I. The Bank will not have any right to modify or alter the terms of the sale of the Mortgage Loans to the Purchaser.

         J. The price to be paid for the Mortgage Loans by the Purchaser to the Bank will be paid in full at the time of the sale pursuant to the MLPA, and no agreement or arrangement will exist which permits the modification of the consideration for the Mortgage Loans subsequent to the date of the sale. The Bank will have no right or obligation to repurchase any Mortgage Loan after such sale, except: (i) in the event of a Material Document Defect or Material Breach with respect to a Mortgage Loan, the Bank will be required, pursuant to the terms of the MLPA and the Pooling Agreement, to cure or repurchase such Mortgage Loan; (ii) in the event that an NCCB Coop Loan becomes a Specially Designated Defaulted Mortgage Loan, the Bank as Coop Special Servicer will have the right but not the obligation to purchase such loan; and (iii) the Bank may, at its option, elect to purchase all of the Loans and each REO Property remaining in the Trust Fund by giving written notice to the Trustee and the other parties to the Pooling Agreement within 60 days prior to the anticipated date of purchase provided that the aggregate Stated Principal Balances of the Mortgage Pool is less that 1.00% of the Initial Pool Balance.

         K. Under generally accepted accounting principles, the Bank will report its transfer of the Mortgage Loans to the Purchaser, pursuant to the MLPA, as a sale of all its right, title and interest in and to the Mortgage Loans (excluding only its right to collect the Master Servicing Fee and the Special Servicing Fee, if appropriate). The Bank also will so report the transfer in all filings and reports with any applicable regulatory agencies. For federal income tax purposes, the Bank will treat the transfer of the Mortgage Loans to the Purchaser as a sale of all its right, title and interest in and to the

                                     H-2-4

Mortgage Loans (excluding only its right to collect the Master Servicing Fee and the Special Servicing Fee, if appropriate).

         L. The Bank will take no action which is inconsistent with the Purchaser's ownership of the Mortgage Loans.

         M. As reflected in the MLPA and the Pooling Agreement, the Bank intends to relinquish, in the sale of the Mortgage Loans, all rights to possess, control and monitor the Mortgage Loans, except to the extent necessary to facilitate the performance of its obligations in its capacity as Coop Master Servicer or Coop Special Servicer with respect to the NCCB Coop Loans under the MLPA, and except with respect to its right to collect the Master Servicing Fee and the Special Servicing Fee. Promptly after the closing date, there will be filed in the appropriate recording offices, the assignments of the Mortgages by the Bank to the Purchaser, as and to the extent required under the MLPA. The respective obligations of the Bank and the Purchaser under the MLPA will be customary in the industry for the type of transaction contemplated. The Master Servicing Fee to be paid to the Coop Master Servicer is substantially equivalent to fees currently charged for providing comparable services to the industry, and constitutes adequate compensation which would fairly compensate a substitute servicer should one be required, including the profit which would be demanded in the marketplace. Under the Pooling Agreement, the Coop Master Servicer may be terminated as Coop Master Servicer and a substitute servicer may be appointed upon the happening of an event of default or certain other specified events.

         N. The Bank will have no obligation to the Purchaser with respect to the Mortgage Loans except for the obligations of the Bank under the MLPA, and as Coop Master Servicer and Coop Special Servicer under the Pooling Agreement, and the Purchaser has no other recourse or right of chargeback to the Bank with respect to the Mortgage Loans.

                                  SALE ANALYSIS

         In considering the opinions expressed below, it should be understood that, to our knowledge, there is no directly controlling statute or regulation or judicial precedent. In addition, certain judicial decisions which we have examined may be viewed as inconsistent with those opinions. Furthermore, in determining whether a sale would be characterized as a sale or a loan, courts have expressed divergent views on both the nature of the inquiry that a court should make as well as the significance of a variety of factual elements.

         In making a determination of whether the transfer of rights to payment, such as notes secured by real property, is an absolute sale or a secured borrowing, courts have examined "all the facts and circumstances surrounding the transactions at issue." In re Golden Plan, 829 F.2d 705, 709 (9th Cir. 1986). Accord, Major's Furniture Mart v. Castle Credit Corp., 602 F.2d 538, 544 (3rd Cir. 1979). The courts which have addressed this issue have weighed a number of factors in reaching their decisions, including the transfer of the risk of loss, the transfer of the opportunity for gain, the manner in which the interest rate received by the transferee is determined, the intent of the parties, the form of the transaction, whether the transferor continues to service the transferred loans, and whether the transfer is recorded.

         Of these various factors, one of the most important is the transfer of the risk of loss; that is, whether the credit risk that the notes will not be paid by the obligors has been shifted from the transferor of the notes to the transferee. See, e.g., In re The Woodson Co., 813 F.2d 266, 271-72 (9th

                                     H-2-5

Cir. 1987); Golden Plan, 829 F.2d at 709-10; Major's Furniture Mart, 602 F.2d at 545; McVay v. Western Plains Corp., 823 F.2d 1395, 1399 (10th Cir. 1987).

         Courts have held that the risk of loss is not shifted to the transferee if the transferee has full recourse to the transferor in the event the obligors on the notes fail to make the required payments. E.g., Woodson Co.; Major's Furniture Mart; In re Executive Growth Investments, 40 B.R. 417 (Bankr. C.D. Cal. 1984). In certain circumstances, limited recourse, if such limited recourse is substantial, has been held to mean that the risk of loss has not been shifted. E.g., In re S.O.A.W. Enterprises, 32 B.R. 279 (Bankr. W.D. Tex. 1983) (70% recourse with guaranties); In re Hurricane Elkhorn Coal Corp. II, 19 B.R. 69 (Bankr. W.D. Ky. 1982) (20% recourse), aff'd in part & rev'd in part, 32 B.R. 737 (W.D. Ky. 1983), aff'd, 763 F.2d 188 (6th Cir. 1985).

         The MLPA transfers the Bank's interests in the Mortgage Loans to the Purchaser without recourse to the Bank. As discussed below, if obligors on the Mortgage Loans fail to make the required payments, any resulting losses will be borne ultimately by the Certificateholders, not the Bank. In similar circumstances, the courts have found that the transferor no longer bears the risk of loss. E.g., Golden Plan.

         The Bank does have certain limited obligations with respect to the Mortgage Loans, but these obligations should not be significant enough to conclude that the risk of loss remains with the Bank. The Bank is obligated to repurchase Mortgage Loans which, in breach of the Bank's representations and warranties, do not have specified attributes. This obligation is designed to ensure that the Mortgage Loans in fact have the attributes which the Bank, as seller, represented they have. This obligation does not relate to defaults by the obligors. Accordingly, the repurchase obligations of the Bank should not be significant enough to conclude that the risk of loss remains with the Bank. But see McVay, 832 F.2d at 1398-99 (required repurchases of mortgages may in certain unspecified circumstances indicate that the risk of loss remained with transferor and that the transaction is not an absolute sale).

         In addition, in certain limited circumstances, the Bank, in its capacity as Coop Master Servicer, is required to advance funds (a) so that the Certificateholders will not suffer an interruption in anticipated distributions on the Certificates and (b) to pay certain collection expenses. These advances will be made only if the Coop Master Servicer believes that it will be reimbursed from specified future collections on the NCCB Coop Loans. The Coop Master Servicer's right to reimbursement has priority over payments to the Certificateholders. These advances do not constitute a form of recourse, but rather affect merely the timing of distributions to the Certificateholders. Thus, if there are any losses, they will ultimately be borne by the Certificateholders, not the Coop Master Servicer. See also Golden Plan, 829 F.2d at 709-10 (advances consistent with outright sale).

         A second important factor considered by the courts is whether the opportunity for gain or loss, that is, the risk that the value of the obligations transferred will fluctuate due to changes in the market, has been shifted from the transferor to the transferee. If the opportunity for gain or loss has been so shifted, the transaction is more likely to be characterized as an absolute sale. See, e.g., In re Bellanca Aircraft Corp. (56 B.R. 339, 374-76 (Bankr. D. Minn. 1985) (aircraft), aff'd on this ground & rev'd on others, 850 F.2d 1975 (8th Cir. 1988).

         The Bank has no interest in the Mortgage Loans, except in its role as Coop Master Servicer and Coop Special Servicer. Furthermore, the Bank has no right to obtain the return of the

                                     H-2-6

Mortgage Loans except pursuant to the limited repurchase obligations described above. Accordingly, any change in the market value of the Mortgage Loans will not be for the benefit or detriment of the Bank.

         A third important consideration is the manner in which the interest rate received by the transferee is determined. Woodson, 813 F.2d at 272. In Woodson, the court ruled the transfer of mortgage notes was a secured borrowing because, inter alia, the interest rate received by the transferees varied by between one and six percent from the rate on the mortgage notes, and the transferees' interest rate was based on the rate at which the transferor could borrow funds. 813 F.2d at 272. See also S.O.A.W. Enterprises, 32 B.R. at 282 (secured loan where inter alia transferees received an interest rate higher than that on transferred mortgage notes). Here, the Certificateholders will receive all interest payments made on the Mortgage Loans, except that a reasonable servicing fee will be paid to the Bank as compensation for servicing the NCCB Coop Loans, as discussed above. (The Bank, as Coop Master Servicer, will also receive certain additional charges under the NCCB Coop Loans, as additional servicing compensation.) The interest rates on the Mortgage Loans are based on the current market rates for comparable mortgage loans at the time of origination of such Mortgage Loans. The rate of return on each Mortgage Loan is not based on the rate at which the Bank could obtain a secured loan.

         A fourth important factor is the form of the transaction. While substance is more important than form, Major's Furniture Mart, 602 F.2d at 543, the courts, particularly in the area of assignment of mortgages, have looked closely at the form of the transaction. See, e.g., Golden Plan, 829 F.2d at 709; In re Columbia Pacific Mortgage, 20 B.R. 259 (Bankr. W.D. Wash. 1981); In re Lemons Associates, Inc., 67 B.R. 198 (Bankr. D. Nev. 1986). See also In re Bevill, Bresler & Schulman Asset Management Corp., 67 B.R. 557, 596-98 (D.N.J.
1986) (form very important in determining whether repurchase agreement was sale or secured loan, particularly where parties to agreement were sophisticated).

         The MLPA uses the form and language of sales transactions. For accounting and tax purposes, the Bank will treat the transfer as an absolute sale. Except for the repurchase obligations (and the limited advance obligations as Coop Master Servicer discussed above), the Bank has no duty to satisfy the obligations to the Purchaser using its own funds. Instead, payments will be received from funds generated by the Mortgage Loans. See In re Evergreen Valley Resort, 23 B.R. 659, 661 (Bankr. D. Me. 1982) (secured loan if transferor can use any source of funds to pay transferees rather than expected repayment from obligors.)

         After the sale pursuant to the MLPA, the Bank will have very few rights with respect to the Mortgage Loans. Except for the repurchase obligations described above, the Bank has no liability with respect to the Mortgage Loans. Other than with respect to the Master Servicing Fee and the Special Servicing Fee, the Bank has no right to payment from collections on the Mortgage Loans. The rights the Bank retains with respect to the Mortgage Loans relate primarily to the mechanics of administration: the right to receive notices, certain control over the enforcement of payment obligations on behalf of the Trustee, and other similar rights. These types of rights do not carry with them the economic benefits or burdens of ownership.

         A fifth important consideration is the intent of the parties. E.g., In re Armando Gerstel, Inc., 65 B.R. 602, 604-05 (S.D. Fla. 1986); In re Candy Lane Corp., 38 B.R. 571, 575-77 (Bankr. S.D.N.Y. 1984). The MLPA provides that it is intended that the transfer of the Mortgage Loans by the

                                     H-2-7

Bank to the Trustee be an absolute sale rather than a secured borrowing. The factors discussed above with respect to the form and structure of the transaction are further evidence of this intent.

         Sixth, some courts have indicated that if the transferor is the servicer of the transferred loans, or if the transfer is not recorded, then the transfer is more likely to be characterized as a secured borrowing. E.g., In re Mid Atlantic Fund, 60 B.R. 604 (Bankr. S.D.N.Y. 1984); In re Alda Commercial Corp., 327 F. Supp. 1315 (S.D.N.Y. 1971). Other courts have rejected this view. E.g., Woodson, 813 F.2d at 272 (fact that transferor services mortgage loans is consistent with absolute sale). Here, the Bank is servicing the NCCB Coop Loans. However, all assignments of the Mortgages will be recorded, the notes will be endorsed and the Trustee will maintain possession of the Mortgage Documents on behalf of the Certificateholders.

         Section 541(d) of the Bankruptcy Code provides:

         Property in which the debtor holds, as of the commencement of the case, only legal title and not an equitable interest, such as a mortgage secured by real property, or an interest in such a mortgage, sold by the debtor but as to which the debtor retains legal title to service or supervise the servicing of such mortgage or interest, becomes property of the estate under subsection (a) (1) or (2) of this section only to the extent of the debtor's legal title to such property, but not to the extent of any equitable interest in such property that the debtor does not hold.

         In enacting Section 541(d), Congress stated that its intention was to "confirm the current status. . . of bona fide secondary mortgage market transactions as the purchase and sale of assets. Mortgages or interests in mortgages sold in the secondary market should not be considered as part of the debtor's estate." S. Rep. No. 989, 95th Cong., 2d Sess. 83-84 (1978) In particular, Congress wanted to be sure that sales of mortgage loans would not be challenged by "trustees asserting that a sale of mortgages is a loan from the purchaser to the seller." 124 Cong. Rec. S17,413 (daily ed. Oct. 6, 1978). Accordingly, Congress made it clear that several factors were "irrelevant": the fact that the transferor performed the servicing, the fact that the assignments of mortgages were not recorded and the notes not endorsed, and the fact that the transferor retained possession of the notes and mortgages. The transactions contemplated by the MLPA and the Pooling Agreement are bona fide secondary mortgage market transactions which should be protected by the principles underlying Section 541(d), particularly where, as here, in fact the assignments were recorded, the notes endorsed and possession of the notes and mortgages have been transferred to the Trustee.

         We are aware of the decision in Octagon Gas Systems, Inc. v. Rimmer (In re Meridian Reserve, Inc.), 995 F.2d 948, 957 (10th Cir.), cert. denied, 114 S. Ct. 554 (U.S. 1993), in which the Tenth Circuit held that "because, under
Article 9 [of the Uniform Commercial Code], a sale of accounts is treated as if it creates a security interest in the accounts, accounts sold by a debtor prior to filing for bankruptcy remain property of the debtor's bankruptcy estate." We do not believe, however, that this case would be controlling with respect to the sale of the Mortgage Loans. First, the Octagon case involved the sale of accounts; we do not believe that the court's reasoning, even if correct with respect to accounts, applies with equal force to the sale of mortgage loans, the effect and recordation of which is ordinarily governed primarily by state real property laws and not the UCC. Second, the Octagon decision appears to be at variance with many of the authorities cited above. Third, the Octagon decision

                                     H-2-8
is not binding on courts outside the Tenth Circuit. We note that the Bank's principal place of business, and its principal assets, are located outside the Tenth Circuit.

         We are also aware of the decision in In re Dias, 24 B.R. 542, 545 (Bankr. D. Idaho 1982), in which the Court relied on Section 541(a)(6) of the Bankruptcy Code to invalidate an assignment that was absolute under state law. This statement by the bankruptcy court was arguably dicta, but in any event, the better-reasoned view is that put forth by the United State Court of Appeals for the Fifth Circuit in In re Louisiana World Exposition, 832 F.2d 1391, 1401 (5th Cir. 1987): Section 541(a)(6) "does not give the bankrupt's estate property the debtor would not own if it were solvent."

         Based on and subject to the foregoing, as well as the further qualification that there is no definitive judicial authority confirming the correctness of the analysis, we are of the opinion that, should the Bank become the debtor in a case under the Bankruptcy Code, if the matter were properly briefed and presented to a court, the court would hold that the transfer of the interests of the Bank in the Mortgage Loans to the Purchaser in the manner set forth in the MLPA would constitute a sale of the Mortgage Loans and not a borrowing by the Bank secured by the Mortgage Loans, so that the Mortgage Loans, the payments thereunder and proceeds therefrom, would not be property of the Bank's bankruptcy estate pursuant to Section 541(a) of the Bankruptcy Code, and the Certificateholders' rights to the Mortgage Loans (and the collections thereon) would not be impaired by the operation of Section 362(a) of the Bankruptcy Code.

         We note that the Bank's rights to compensation as Coop Master Servicer and Coop Special Servicer may be property of the Bank's estate should the Bank become a debtor. The automatic stay of Section 362(a) may apply to prohibit any acts to obtain possession of or exercise control over such property. We note also that the court may, on an interim basis, impose a temporary or preliminary stay with respect to the Mortgage Loans in order to afford itself time to ascertain the facts and apprise itself of the law. See, e.g., In re Leisure Dynamics, 33 B.R. 171 (Bankr. D. Minn. 1983) (letter of credit).

                [Remainder of this page intentionally left blank]


                                     H-2-9

         We do not express any opinion herein as to any matter not governed by the federal laws of the United States of America and New York State Law. This opinion is solely for benefit of the addressees and may not be relied upon or used by, circulated, quoted, or referred to, nor any copies hereof be delivered to, any other person without our prior written approval, provided, however, that the opinion may be delivered to any person when required by law or any regulatory authority. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.


                                               Very truly yours,






                                     H-2-10

                                   EXHIBIT H-2

     FORM OF OPINION II OF ROBINSON SILVERMAN PEARCE ARONSOHN & BERMAN LLP,
                        SPECIAL COUNSEL TO NCB AND NCBCC

                                November 13, 2001

Fitch, Inc.                                  McDonald Investments, Inc.
One State Street                             800 Superior Avenue
New York, New York  10004                    Cleveland, Ohio 44114

Standard and Poor's Ratings Services         Wells Fargo Bank Minnesota, N.A.
55 Water Street                              11000 Broken Land Parkway
New York, New York  10041                    Columbia, Maryland 21044

Credit Suisse First Boston Mortgage          Lehman Brothers Inc.
   Securities Corp.                          101 Hudson
11 Madison Avenue                            Jersey City, New Jersey 07302
New York, New York 10010

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, New York 10010

     Re:  Mortgage Loan Purchase Agreement between
          NCB Capital Corporation and Credit Suisse
          First Boston Mortgage Securities Corp.
          dated as of November 1, 2001
          -----------------------------------------

Dear Sirs:

         We have acted as counsel to NCB Capital Corporation ("NCBCC" or the "Bank") with respect to (i) a Mortgage Loan Purchase Agreement (the "MLPA" or the "Agreement") between NCBCC and Credit Suisse First Boston Mortgage Securities Corp. ("CSFB" or the "Purchaser"), dated as of November 1, 2001 and
(ii) a Pooling and Servicing Agreement (the "Pooling Agreement") between National Consumer Cooperative Bank ("NCCB"), CSFB, KeyCorp Real Estate Capital Markets, Inc., ORIX Real Estate Capital Markets, LLC and Wells Fargo Bank Minnesota, N.A. dated as of November 12, 2001. NCBCC is a wholly owned subsidiary of NCCB. Any capitalized terms which are not expressly defined herein shall have the meaning ascribed to them in the MLPA or the Pooling Agreement.

         Pursuant to the MLPA, NCBCC has agreed to sell, and CSFB has agreed to purchase, certain mortgage loans specified therein (the "Mortgage Loans" or the "NCBCC Loans"). The MLPA provides that upon payment of the purchase price set forth therein title to the NCBCC Loans shall pass to CSFB. The consideration payable to NCBCC for the Mortgage Loans consists of (i) cash and (ii) a portion of the Class A-Y Certificates issued pursuant to the Pooling Agreement. The Class A-Y

                                     H-2-1

Certificates bear interest at a rate, and based upon a notional amount, as more particularly described in the Pooling Agreement.

         Concurrently with the execution of the MLPA and the Pooling Agreement, CSFB, as depositor, will transfer the NCBCC Loans into a trust established under the Pooling Agreement for the benefit of the holders of a series of pass-through certificates to be issued pursuant to the Pooling Agreement.

         The Pooling Agreement provides that NCCB is to act as master servicer and special servicer for certain of the NCBCC Loans (in these capacities, NCCB will be referred to herein as the "Coop Master Servicer" and "Coop Special Servicer"; and the NCBCC Loans that are to be serviced by NCCB, either as Coop Master Servicer or Coop Special Servicer, will be referred to herein, collectively, as the "NCBCC Coop Loans"). NCCB's Servicing Fee as Coop Master Servicer will be payable monthly on a loan-by-loan basis from interest received, will accrue at a rate of 0.10% per annum, and will be computed on the same basis as the related NCBCC Coop Loan on the Stated Principal Balance of such NCBCC Coop Loan. Additional servicing compensation in the form of (i) any and all Net Default Charges accrued with respect to a Performing Mortgage Loan, (ii) 50% of any and all Net Assumption Application Fees, Net Application Fees, modification fees, extension fees, consent fees, waiver fees and fees paid in connection with defeasance, (iii) any and all charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and other loan processing fees, (iv) any and all Prepayment Interest Excesses and (v) other customary charges, in each case only to the extent actually paid by the related Borrower, shall be retained by NCCB in its capacity as Coop Master Servicer.

         NCCB as Coop Special Servicer shall receive, among other compensation, a Special Servicing Fee with respect to each Specially Serviced Loan at a rate of 0.25% per annum computed on the same basis as the related NCBCC Coop Loan on the Stated Principal Balance of such NCBCC Coop Loan.

         Neither the MLPA nor the Pooling Agreement provides for a termination, revocation or avoidance of any transfer of the NCBCC Loans by NCBCC to CSFB or provides for the retention by NCBCC of any interest whatsoever in the NCBCC Loans, except that, in the event that there exists any Material Document Defect or Material Breach with respect to any NCBCC Loan, NCBCC is required , pursuant to the terms of the MLPA and Pooling Agreement, to cure such Material Document Defect or Material Breach or repurchase such NCBCC Loan at the Purchase Price.

         You have requested our opinion as to whether, in a case under the United States Bankruptcy Code (Title 11, U.S.C.) in which the Bank is the debtor, a court would hold that the transfer of the Mortgage Loans by the Bank to the Purchaser in the manner set forth in the Agreement would constitute an absolute transfer of the Mortgage Loans, rather than a borrowing by the Bank secured by the Mortgage Loans.

         We have assumed that the Bank is eligible to be a debtor in a case under the Bankruptcy Code. This opinion is based solely upon the documents described in this opinion and our examination of such matters of law as we have deemed necessary for purposes of rendering the opinions set forth herein.

         We have examined copies of the following documents:

                                     H-2-2

            1. the MLPA;

            2. the Pooling Agreement; and

            3. such other documents, records, certificates and papers as we have deemed necessary and relevant as a basis for this opinion.

         To the extent we have deemed necessary and proper regarding matters of fact not within our knowledge, we have relied without independent investigation upon representations and warranties contained in the certificate of an officer of the Bank provided to us, and in the MLPA, the Pooling Agreement and in all other instruments, certificates, and agreements executed by or on behalf of NCBCC in connection with the subject transaction. The opinions set forth herein are based solely upon the state of the law and facts existing as of the date hereof.

         In rendering the opinions below, we have assumed (i) the due, proper, authorized and complete execution and delivery of all instruments referred to above and to the instruments referred to therein (collectively, the "Documents") by all parties other than NCBCC, and that the Documents are valid, binding and enforceable in accordance with their respective terms against such other parties; (ii) the genuineness of all signatures on the Documents, except those on behalf of NCBCC; (iii) that all copies of the Documents conform to the originals thereof; (iv) that all Documents which were to have been recorded were properly recorded and the title policies issued in connection therewith, if any, properly reflect all recording information and the correct status of the matters set forth therein and that all required mortgage taxes and recording charges have been paid in full; and (v) that you have not received notice of defects, defenses, claims or other material information which would impact on the below opinions.

         We have not examined the Mortgage Loan Documents, and we express no opinion concerning the conformity of any of the Mortgage Loan Documents to the requirements of the MLPA.

         Based on the considerations set forth above, we have assumed the following, without investigation:

         A. The Bank will have been the sole owner of the Mortgage Loans with full right and authority to sell the same, free and clear of any and all pledges, liens, security interests, claims, participation interests or other equities or encumbrances of any nature.

         B. Each Mortgage Note will have been endorsed in a manner which satisfies any requirement of endorsement in order to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note. Each assignment of a Mortgage will be in recordable form and will be sufficient to effect the assignment of and transfer to the assignee thereunder the benefits of the assignor, as mortgagee or assignee thereof, under each Mortgage to which such assignment relates.

         C. No Mortgage Loan Document will reflect any interest which is inconsistent with the sale and transfer of the Mortgage Loans by the Bank to the Purchaser as provided in the MLPA.

                                     H-2-3

         D. The amount of the consideration received by the Bank upon the sale of the Mortgage Loans to the Purchaser pursuant to the MLPA constituted reasonably equivalent value and fair consideration for the Mortgage Loans sold, being fair market value arrived at on an arm's length basis.

         E. No fraud, mistake, breach of covenant or illegality on the part of any party to the MLPA affecting any Mortgage Loan or otherwise in connection with any transaction contemplated by the MLPA will have occurred.

         F. No party to the MLPA has taken or will have taken prior to the Closing Date any action which is unreasonable, arbitrary or capricious, or which has not been in good faith or in a commercially reasonable manner, in enforcing or attempting to enforce or performing or attempting to perform any of its rights or obligations under any Mortgage Loan or the MLPA or the Pooling Agreement.

         G. The MLPA, the Pooling Agreement and all related documents evidence the intention by the Bank and the Purchaser to effectuate an absolute transfer of the Mortgage Loans. There is not, and will not be, any other agreement between or among the Bank and the Purchaser, that supplements or otherwise modifies the intention of such parties, as expressed in the MLPA and the Pooling Agreement, and the agreements specifically referred to therein.

         H. The Bank has an appropriate business reason for selling the Mortgage Loans, as provided in the MLPA and the Pooling Agreement, rather than obtaining a secured loan with the Mortgage Loans as collateral.

         I. The Bank will not have any right to modify or alter the terms of the sale of the Mortgage Loans to the Purchaser.

         J. The price to be paid for the Mortgage Loans by the Purchaser to the Bank will be paid in full at the time of the sale pursuant to the MLPA, and no agreement or arrangement will exist which permits the modification of the consideration for the Mortgage Loans subsequent to the date of the sale. The Bank will have no right or obligation to repurchase any Mortgage Loan after such sale, except in the event of a Material Document Defect or Material Breach with respect to a Mortgage Loan, the Bank will be required, pursuant to the terms of the MLPA, to cure or repurchase such Mortgage Loan. In addition, pursuant to the Pooling Agreement, NCCB may, at its option, elect to purchase all of the Loans and each REO Property remaining in the Trust Fund by giving written notice to the Trustee and the other parties to the Pooling Agreement within 60 days prior to the anticipated date of purchase provided that the aggregate Stated Principal Balances of the Mortgage Pool is less that 1.00% of the Initial Pool Balance.

         K. Under generally accepted accounting principles, the Bank will report its transfer of the Mortgage Loans to the Purchaser, pursuant to the MLPA, as a sale of all its right, title and interest in and to the Mortgage Loans. The Bank also will so report the transfer in all filings and reports with any applicable regulatory agencies. For federal income tax purposes, the Bank will treat the transfer of the Mortgage Loans to the Purchaser as a sale of all its right, title and interest in and to the Mortgage Loans. (excluding only its right to collect the Master Servicing Fee and the Special Servicing Fee, if appropriate).

                                     H-2-4

         L. The Bank will take no action which is inconsistent with the Purchaser's ownership of the Mortgage Loans.

         M. As reflected in the MLPA, the Bank intends to relinquish, in the sale of the Mortgage Loans, all rights to possess, control and monitor the Mortgage Loans. Promptly after the closing date, there will be filed in the appropriate recording offices, the assignments of the Mortgages by the Bank to the Purchaser, as and to the extent required under the MLPA. The respective obligations of the Bank and the Purchaser under the MLPA will be customary in the industry for the type of transaction contemplated.

         N. The Bank will have no obligation to the Purchaser with respect to the Mortgage Loans except for the obligations of the Bank under the MLPA, and the Purchaser has no other recourse or right of chargeback to the Bank with respect to the Mortgage Loans.

                                  SALE ANALYSIS

         In considering the opinions expressed below, it should be understood that, to our knowledge, there is no directly controlling statute or regulation or judicial precedent. In addition, certain judicial decisions which we have examined may be viewed as inconsistent with those opinions. Furthermore, in determining whether a sale would be characterized as a sale or a loan, courts have expressed divergent views on both the nature of the inquiry that a court should make as well as the significance of a variety of factual elements.

         In making a determination of whether the transfer of rights to payment, such as notes secured by real property, is an absolute sale or a secured borrowing, courts have examined "all the facts and circumstances surrounding the transactions at issue." In re Golden Plan, 829 F.2d 705, 709 (9th Cir. 1986). Accord, Major's Furniture Mart v. Castle Credit Corp., 602 F.2d 538, 544 (3rd Cir. 1979). The courts which have addressed this issue have weighed a number of factors in reaching their decisions, including the transfer of the risk of loss, the transfer of the opportunity for gain, the manner in which the interest rate received by the transferee is determined, the intent of the parties, the form of the transaction, whether the transferor continues to service the transferred loans, and whether the transfer is recorded.

         Of these various factors, one of the most important is the transfer of the risk of loss; that is, whether the credit risk that the notes will not be paid by the obligors has been shifted from the transferor of the notes to the transferee. See, e.g., In re The Woodson Co., 813 F.2d 266, 271-72 (9th Cir.
1987); Golden Plan, 829 F.2d at 709-10; Major's Furniture Mart, 602 F.2d at 545; McVay v. Western Plains Corp., 823 F.2d 1395, 1399 (10th Cir. 1987).

         Courts have held that the risk of loss is not shifted to the transferee if the transferee has full recourse to the transferor in the event the obligors on the notes fail to make the required payments. E.g., Woodson Co.; Major's Furniture Mart; In re Executive Growth Investments, 40 B.R. 417 (Bankr. C.D. Cal. 1984). In certain circumstances, limited recourse, if such limited recourse is substantial, has been held to mean that the risk of loss has not been shifted. E.g., In re S.O.A.W. Enterprises, 32 B.R. 279 (Bankr. W.D. Tex. 1983) (70% recourse with guaranties); In re Hurricane Elkhorn Coal Corp. II, 19 B.R. 69 (Bankr. W.D. Ky. 1982) (20% recourse), aff'd in part & rev'd in part, 32 B.R. 737 (W.D. Ky. 1983), aff'd, 763 F.2d 188 (6th Cir. 1985).

                                     H-2-5

         The MLPA transfers the Bank's interests in the Mortgage Loans to the Purchaser without recourse to the Bank. As discussed below, if obligors on the Mortgage Loans fail to make the required payments, any resulting losses will be borne ultimately by the Certificateholders, not the Bank. In similar circumstances, the courts have found that the transferor no longer bears the risk of loss. E.g., Golden Plan.

         The Bank does have certain limited obligations with respect to the Mortgage Loans, but these obligations should not be significant enough to conclude that the risk of loss remains with the Bank. The Bank is obligated to repurchase Mortgage Loans which, in breach of the Bank's representations and warranties, do not have specified attributes. This obligation is designed to ensure that the Mortgage Loans in fact have the attributes which the Bank, as seller, represented they have. This obligation does not relate to defaults by the obligors. Accordingly, the repurchase obligations of the Bank should not be significant enough to conclude that the risk of loss remains with the Bank. But see McVay, 832 F.2d at 1398-99 (required repurchases of mortgages may in certain unspecified circumstances indicate that the risk of loss remained with transferor and that the transaction is not an absolute sale).

         A second important factor considered by the courts is whether the opportunity for gain or loss, that is, the risk that the value of the obligations transferred will fluctuate due to changes in the market, has been shifted from the transferor to the transferee. If the opportunity for gain or loss has been so shifted, the transaction is more likely to be characterized as an absolute sale. See, e.g., In re Bellanca Aircraft Corp. (56 B.R. 339, 374-76 (Bankr. D. Minn. 1985) (aircraft), aff'd on this ground & rev'd on others, 850 F.2d 1975 (8th Cir. 1988).

         The Bank has no interest in the Mortgage Loans. Furthermore, the Bank has no right to obtain the return of the Mortgage Loans except pursuant to the limited repurchase obligations described above. Accordingly, any change in the market value of the Mortgage Loans will not be for the benefit or detriment of the Bank.

         A third important consideration is the manner in which the interest rate received by the transferee is determined. Woodson, 813 F.2d at 272. In Woodson, the court ruled the transfer of mortgage notes was a secured borrowing because, inter alia, the interest rate received by the transferees varied by between one and six percent from the rate on the mortgage notes, and the transferees' interest rate was based on the rate at which the transferor could borrow funds. 813 F.2d at 272. See also S.O.A.W. Enterprises, 32 B.R. at 282 (secured loan where inter alia transferees received an interest rate higher than that on transferred mortgage notes). Here, the Certificateholders will receive all interest payments made on the Mortgage Loans, except that a reasonable servicing fee will be paid to NCCB as compensation for servicing the NCBCC Coop Loans, as discussed above. (NCCB, as Coop Master Servicer, will also receive certain additional charges under the NCBCC Coop Loans, as additional servicing compensation.) The interest rates on the Mortgage Loans are based on the current market rates for comparable mortgage loans at the time of origination of such Mortgage Loans. The rate of return on each Mortgage Loan is not based on the rate at which the Bank could obtain a secured loan.

         A fourth important factor is the form of the transaction. While substance is more important than form, Major's Furniture Mart, 602 F.2d at 543, the courts, particularly in the area of assignment of mortgages, have looked closely at the form of the transaction. See, e.g., Golden Plan, 829 F.2d at 709; In re Columbia Pacific Mortgage, 20 B.R. 259 (Bankr. W.D. Wash. 1981); In re Lemons

                                     H-2-6

Associates, Inc., 67 B.R. 198 (Bankr. D. Nev. 1986). See also In re Bevill, Bresler & Schulman Asset Management Corp., 67 B.R. 557, 596-98 (D.N.J. 1986) (form very important in determining whether repurchase agreement was sale or secured loan, particularly where parties to agreement were sophisticated).

         The MLPA uses the form and language of sales transactions. For accounting and tax purposes, the Bank will treat the transfer as an absolute sale. Except for the repurchase obligations, the Bank has no duty to satisfy the obligations to the Purchaser using its own funds. Instead, payments will be received from funds generated by the Mortgage Loans. See In re Evergreen Valley Resort, 23 B.R. 659, 661 (Bankr. D. Me. 1982) (secured loan if transferor can use any source of funds to pay transferees rather than expected repayment from obligors.)

         After the sale pursuant to the MLPA, the Bank will have very few rights with respect to the Mortgage Loans. Except for the repurchase obligations described above, the Bank has no liability with respect to the Mortgage Loans. The Bank has no right to payment from collections on the Mortgage Loans.

         A fifth important consideration is the intent of the parties. E.g., In re Armando Gerstel, Inc., 65 B.R. 602, 604-05 (S.D. Fla. 1986); In re Candy Lane Corp., 38 B.R. 571, 575-77 (Bankr. S.D.N.Y. 1984). The MLPA provides that it is intended that the transfer of the Mortgage Loans by the Bank to the Trustee be an absolute sale rather than a secured borrowing. The factors discussed above with respect to the form and structure of the transaction are further evidence of this intent.

         Sixth, some courts have indicated that if the transferor is the servicer of the transferred loans, or if the transfer is not recorded, then the transfer is more likely to be characterized as a secured borrowing. E.g., In re Mid Atlantic Fund, 60 B.R. 604 (Bankr. S.D.N.Y. 1984); In re Alda Commercial Corp., 327 F. Supp. 1315 (S.D.N.Y. 1971). Other courts have rejected this view. E.g., Woodson, 813 F.2d at 272 (fact that transferor services mortgage loans is consistent with absolute sale). Here, NCCB, the parent of the Bank, is servicing the NCBCC Coop Loans. However, all assignments of the Mortgages will be recorded, the notes will be endorsed and the Trustee will maintain possession of the Mortgage Documents on behalf of the Certificateholders.

         Section 541(d) of the Bankruptcy Code provides:

         Property in which the debtor holds, as of the commencement of the case, only legal title and not an equitable interest, such as a mortgage secured by real property, or an interest in such a mortgage, sold by the debtor but as to which the debtor retains legal title to service or supervise the servicing of such mortgage or interest, becomes property of the estate under subsection (a) (1) or (2) of this section only to the extent of the debtor's legal title to such property, but not to the extent of any equitable interest in such property that the debtor does not hold.

         In enacting Section 541(d), Congress stated that its intention was to "confirm the current status. . . of bona fide secondary mortgage market transactions as the purchase and sale of assets. Mortgages or interests in mortgages sold in the secondary market should not be considered as part of the debtor's estate." S. Rep. No. 989, 95th Cong., 2d Sess. 83-84 (1978) In particular, Congress wanted to be sure that sales of mortgage loans would not be challenged by "trustees asserting that a sale of

                                     H-2-7
mortgages is a loan from the purchaser to the seller." 124 Cong. Rec. S17,413 (daily ed. Oct. 6, 1978). Accordingly, Congress made it clear that several factors were "irrelevant": the fact that the transferor performed the servicing, the fact that the assignments of mortgages were not recorded and the notes not endorsed, and the fact that the transferor retained possession of the notes and mortgages. The transactions contemplated by the MLPA and the Pooling Agreement are bona fide secondary mortgage market transactions which should be protected by the principles underlying Section 541(d), particularly where, as here, in fact the assignments were recorded, the notes endorsed and possession of the notes and mortgages have been transferred to the Trustee.

         We are aware of the decision in Octagon Gas Systems, Inc. v. Rimmer (In re Meridian Reserve, Inc.), 995 F.2d 948, 957 (10th Cir.), cert. denied, 114 S. Ct. 554 (U.S. 1993), in which the Tenth Circuit held that "because, under
Article 9 [of the Uniform Commercial Code], a sale of accounts is treated as if it creates a security interest in the accounts, accounts sold by a debtor prior to filing for bankruptcy remain property of the debtor's bankruptcy estate." We do not believe, however, that this case would be controlling with respect to the sale of the Mortgage Loans. First, the Octagon case involved the sale of accounts; we do not believe that the court's reasoning, even if correct with respect to accounts, applies with equal force to the sale of mortgage loans, the effect and recordation of which is ordinarily governed primarily by state real property laws and not the UCC. Second, the Octagon decision appears to be at variance with many of the authorities cited above. Third, the Octagon decision is not binding on courts outside the Tenth Circuit. We note that the Bank's principal place of business, and its principal assets, are located outside the Tenth Circuit.

         We are also aware of the decision in In re Dias, 24 B.R. 542, 545 (Bankr. D. Idaho 1982), in which the Court relied on Section 541(a)(6) of the Bankruptcy Code to invalidate an assignment that was absolute under state law. This statement by the bankruptcy court was arguably dicta, but in any event, the better-reasoned view is that put forth by the United State Court of Appeals for the Fifth Circuit in In re Louisiana World Exposition, 832 F.2d 1391, 1401 (5th Cir. 1987): Section 541(a)(6) "does not give the bankrupt's estate property the debtor would not own if it were solvent."

         Based on and subject to the foregoing, as well as the further qualification that there is no definitive judicial authority confirming the correctness of the analysis, we are of the opinion that, should the Bank become the debtor in a case under the Bankruptcy Code, if the matter were properly briefed and presented to a court, the court would hold that the transfer of the interests of the Bank in the Mortgage Loans to the Purchaser in the manner set forth in the MLPA would constitute a sale of the Mortgage Loans and not a borrowing by the Bank secured by the Mortgage Loans, so that the Mortgage Loans, the payments thereunder and proceeds therefrom, would not be property of the Bank's bankruptcy estate pursuant to Section 541(a) of the Bankruptcy Code, and the Certificateholders' rights to the Mortgage Loans (and the collections thereon) would not be impaired by the operation of Section 362(a) of the Bankruptcy Code.

                [Remainder of this page intentionally left blank]


                                     H-2-8

         We do not express any opinion herein as to any matter not governed by the federal laws of the United States of America and New York State Law. This opinion is solely for benefit of the addressees and may not be relied upon or used by, circulated, quoted, or referred to, nor any copies hereof be delivered to, any other person without our prior written approval, provided, however, that the opinion may be delivered to any person when required by law or any regulatory authority. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.


                                              Very truly yours,





                                     H-2-9

                                   EXHIBIT H-3

      FORM OF LETTER FROM ROBINSON SILVERMAN PEARCE ARRONSOHN & BERMAN LLP,
                        SPECIAL COUNSEL TO NCB AND NCBCC

                                November 13, 2001

Credit Suisse First Boston Mortgage         Wells Fargo Bank Minnesota, N.A.
   Securities Corp.                         11000 Broken Land Parkway
11 Madison Avenue                           Columbia, Maryland 21044
New York, New York 10010

Credit Suisse First Boston Corporation      Moody's Investors Service, Inc.
11 Madison Avenue                           99 Church Street
New York, New York 10010                    New York, New York 10007

Lehman Brothers Inc.                        Standard and Poor's Rating Services
101 Hudson                                  55 Water Street
Jersey City, New Jersey 07302               New York, New York 10041

McDonald Investments, Inc.
800 Superior Avenue
Cleveland, Ohio 44114

     Re: (I) Mortgage Loan Purchase Agreement (the "MLPA") dated as of November 1, 2001, between National Consumer Cooperative Bank, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser,
          (II) Pooling and Servicing Agreement (the "PSA"), dated as of November 12, 2001, among Credit Suisse First Boston Mortgage Securities Corp., KeyCorp Real Estate Capital Markets, Inc., d/b/a Key Commercial Mortgage, National Consumer Cooperative Bank and Wells Fargo Bank Minnesota, N.A., (III) the Guaranty dated as of November 1, 2001, executed by National Consumer Cooperative Bank (regarding the guarantee of certain buyback obligations) and (IV) the Guaranty dated as of November 1, 2001, executed by National Consumer Cooperative Bank (regarding the guarantee of certain indemnifications obligations) (documents I-IV, collectively, the "Agreements")

Dear Sirs:

         We have acted as counsel to National Consumer Cooperative Bank ("NCCB") in connection with its execution and delivery of the Agreements. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the PSA.

         We have examined copies of the following documents:

            1. the Agreements;

                                     H-5-1

            2. the National Consumer Cooperative Bank Act (12 U.S.C. 3001 et seq., Pub. L. 95-351), as amended (the "Act");

            3. the officer's certificate delivered pursuant to the MLPA (the "NCCB Certificate");

            4. Mortgage Loan Seller Indemnification Agreement (the "Indemnification Agreement"), dated as of November 1, 2001between National Consumer Cooperative Bank, Credit Suisse First Boston Mortgage Securities Corp., and Credit Suisse First Boston Corporation; and

            5. such other documents, records, certificates and papers as we have deemed necessary and relevant as a basis for this opinion.

         To the extent we have deemed necessary and proper regarding matters of fact, we have, with your approval, relied upon the Act, the certificate of NCCB delivered to us in connection with this opinion and on the representations and warranties of NCCB contained therein, in the Agreements, in the Indemnification Agreement, in the NCCB Certificate and in all other instruments, certificates, and agreements executed by or on behalf of NCCB in connection with the subject transaction, and we have, with your approval, assumed the accuracy of such representations and warranties set forth, an assumption which we have not independently verified. The opinions set forth herein are based solely upon the state of the law and facts existing as of the date hereof.

         In rendering the opinions below, we have assumed with your permission
(i) the due, proper, authorized and complete execution and delivery of all instruments referred to above and to the instruments referred to therein (collectively, the "Documents") by all parties other than NCCB, and that the Documents are valid, binding and enforceable in accordance with their respective terms against such other parties, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to original documents of all documents submitted to us as copies, (iv) the authenticity of the original of each document submitted to us as a copy, (v) that all documents submitted to us are complete and the signatures thereon (other than with respect to NCCB) are genuine, (vi) that there are no other agreements or understandings among the parties that modify the terms of the Documents or the respective rights or obligations of the parties to the Documents, (vii) that there has been no mutual mistake of fact with respect to the Documents or the transactions contemplated thereunder, and (viii) that you have not received notice of defects, defenses, claims or other material information which would impact on the below opinions.

         Based upon and subject to the foregoing, we are of the opinion that:

         (1) NCCB is a corporation chartered by an act of the United States Congress, is duly organized, validly existing and in good standing under the laws of the United States and is qualified to transact business in, and is in good standing under the laws of, the State of New York or is otherwise exempt from such qualification.

         (2) NCCB has the corporate power and authority to engage in the transactions contemplated by the Agreements and the Indemnification Agreement, and all requisite corporate power and authority to execute and deliver the Agreements and the Indemnification Agreement and to perform and observe the terms and conditions thereof.

                                     H-5-2

         (3) The Agreements and the Indemnification Agreement and the consummation by NCCB of the transactions contemplated by the Agreements and the Indemnification Agreement have been duly authorized by NCCB, and the Agreements and the Indemnification Agreement have been duly executed and delivered by NCCB.

         (4) The Agreements are legal, valid and binding agreements enforceable against NCCB in accordance with their respective terms. This opinion regarding the legality, validity, binding effect and enforceability of the Agreements means that (a) the Agreements constitute effective contracts under applicable law and (b) the Agreements are not invalid in their entirety because of a specific statutory prohibition or public policy, nor are the Agreements subject in their entirety to contractual defenses arising out of the terms of the Agreements. However, this opinion does not mean that any particular remedy for which provision is made in the Agreements will be available upon a material default, or that every provision of the Agreements will be upheld or enforced in any particular circumstance by a court, but, subject to the qualifications and assumptions set forth herein, such unavailability or unenforceability will not substantially interfere with realization of the practical benefits and/or security provided thereby. Furthermore, the validity, binding effect and enforceability of the Agreements may be limited or otherwise affected by the matters described below.

         (5) The Agreements and the Indemnification Agreement and the consummation by NCCB of the transactions contemplated by the Agreements and the Indemnification Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the organizational documents of NCCB or any New York state or federal statute or federal law or regulation applicable to NCCB. To the best of our knowledge, without independent inquiry, the Agreements and the Indemnification Agreement and the consummation by NCCB of the transactions contemplated by the Agreements and the Indemnification Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, any indenture or other agreement or instrument to which NCCB is a party or by which it is bound, or any order of any state or federal court, regulatory body, administrative agency or governmental body having jurisdiction over NCCB

         (6) To the best of our knowledge, no consent, approval, authorization or order of any New York state or federal court or governmental agency or body is required for the consummation by NCCB of the transactions contemplated by the terms of the Agreements or the Indemnification Agreement.

         (7) To the best of our knowledge, without independent inquiry, there are no actions, suits, proceedings or investigations pending or threatened against or affecting NCCB which, if adversely determined, individually or in the aggregate, would materially adversely affect NCCB's ability to perform its obligations under the Agreements or the Indemnification Agreement.

         Without limiting the qualifications set forth herein, we express no opinion as to (i) title to the real or personal property described in and encumbered by the respective Mortgage Loan Documents relating to the Mortgage Loans, and this opinion in no way relates to the title of the mortgagors thereunder or to the perfection or priority of the lien attempted to be granted by the Mortgage Loan Documents or the effect of the due recording of such Mortgage Loan Documents or the failure to cause such Mortgage Loan Documents to be recorded, (ii) the perfection or priority of any lien or security interest,
(iii) compliance or non-compliance by NCCB or any other person or entity with federal or state
                                     H-5-3
securities laws (including, without limitation, the Securities Act of 1933, the Trust Indenture Act of 1939 and the Investment Company Act of 1940) or (iv) the classification and treatment of the Mortgage Loans and any proceeds therefrom for purposes of federal and state income tax matters.

         The opinions expressed above are subject to the following qualifications in addition to those set forth herein:

            A. the enforceability of the Agreements in accordance with their respective terms is subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally; the enforceability of the Agreements in accordance with their terms is subject to general principles of equity (whether or not such enforceability is considered in a proceeding in equity or at law);

            B. the enforceability of the Agreements in accordance with their respective terms may be limited by the effect of standards of good faith, fair dealing and reasonableness which may be applied by a court to the exercise of certain rights and remedies;

            C. our opinions, as they relate to the enforceability of rights to indemnify, may be limited by state or federal laws or the public policy underlying such laws;

            D. we express no opinion as to the enforceability of any provisions in the Agreements purporting to restrict access to legal or equitable remedies, to establish evidentiary standards, to waive defenses, to waive or modify service of process requirements under applicable laws, or to control the determination of venue for any legal or equitable proceedings that may arise in connection therewith; and

            E. we express no opinion as to the validity or binding effect or the enforceability of any provision in the Agreements which purports to require payment of interest after default at a rate in excess of a rate which a court would determine under applicable law to be commercially reasonable and not a penalty.

         We are members of the Bar of the State of New York. The foregoing opinion is limited to the laws of the State of New York and, as to matters of federal jurisprudence, the laws of the United States of America. In rendering our opinion, we have not considered, and hereby disclaim any opinion as to, the application or impact of any other laws, cases, decisions, rules or regulations of any other jurisdiction, court or administrative agency, and the opinions expressed herein do not encompass any matters related to or implicated by, or the enforcement of any remedies in, any other country or jurisdiction.

                [Remainder of this page intentionally left blank]


                                     H-5-4

         This opinion letter is furnished to you solely for your benefit and for the benefit of your successors and assigns, and may not be relied upon by, nor may copies be delivered to, any other person or entity without our prior written consent. Finally, we do not undertake to advise you of any changes in the opinions expressed herein resulting from matters that might hereafter come or be brought to our attention.

                                             Very truly yours,









                                     H-5-5

                                   EXHIBIT H-4

      FORM OF LETTER FROM ROBINSON SILVERMAN PEARCE ARONSOHN & BERMAN LLP,
                        SPECIAL COUNSEL TO NCB AND NCBCC

                                November 13, 2001

Credit Suisse First Boston Mortgage            Lehman Brothers Inc.
    Securities Corp.                           101 Hudson
11 Madison Avenue                              Jersey City, New Jersey 07302
New York, New York 10010

Credit Suisse First Boston Corporation         Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                              11000 Broken Land Parkway
New York, New York 10010                       Columbia, Maryland 21044

McDonald Investments, Inc.                     Moody's Investors Service, Inc.
800 Superior Avenue                            99 Church Street
Cleveland, Ohio 44114                          New York, New York 10007

Standard and Poor's Ratings Services
55 Water Street
New York, New York 10041

     Re: Mortgage Loan Purchase Agreement dated as of November 1, 2001, between NCB Capital Corporation, as seller, and Credit Suisse First Boston Mortgage Securities Corp., as purchaser (the "Agreement")

Dear Sirs:

         We have acted as counsel to NCB Capital Corporation ("NCBCC") in connection with its execution and delivery of the Agreement. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

         We have examined copies of the following documents:

            1. the Agreement;

            2. the Articles of Incorporation and By-Laws of NCBCC;

            3. the officer's certificate delivered pursuant to the Agreement (the "NCBCC Certificate");

            4. Mortgage Loan Seller Indemnification Agreement (the "Indemnification Agreement"), dated as of November 1, 2001 between NCBCC, Credit Suisse First Boston Mortgage Securities Corp., and Credit Suisse First Boston Corporation; and

                                     H-5-1

            5. such other documents, records, certificates and papers as we have deemed necessary and relevant as a basis for this opinion.

         To the extent we have deemed necessary and proper regarding matters of fact, we have, with your approval, relied upon the certificate of NCBCC delivered to us in connection with this opinion and on the representations and warranties of NCBCC contained therein, in the Agreement, in the NCBCC Certificate and in all other instruments, certificates, and agreements executed by or on behalf of NCBCC in connection with the subject transaction, and we have, with your approval, assumed the accuracy of such representations and warranties set forth, an assumption which we have not independently verified. The opinions set forth herein are based solely upon the state of the law and facts existing as of the date hereof.

         In rendering the opinions below, we have assumed with your permission
(i) the due, proper, authorized and complete execution and delivery of all instruments referred to above and to the instruments referred to therein (collectively, the "Documents") by all parties other than NCBCC, and that the Documents are valid, binding and enforceable in accordance with their respective terms against such other parties, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to original documents of all documents submitted to us as copies, (iv) the authenticity of the original of each document submitted to us as a copy, (v) that all documents submitted to us are complete and the signatures thereon (other than with respect to NCBCC) are genuine, (vi) that there are no other agreements or understandings among the parties that modify the terms of the Documents or the respective rights or obligations of the parties to the Documents, (vii) that there has been no mutual mistake of fact with respect to the Documents or the transactions contemplated thereunder, and (viii) that you have not received notice of defects, defenses, claims or other material information which would impact on the below opinions.

         Based upon and subject to the foregoing, we are of the opinion that:

            (1) NCBCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in, and is in good standing under the laws of, the State of New York.

            (2) NCBCC has the corporate power and authority to engage in the transactions contemplated by the Agreement and the Indemnification Agreement, and all requisite corporate power and authority to execute and deliver the Agreement and the Indemnification Agreement and to perform and observe the terms and conditions thereof.

            (3) The Agreement and the Indemnification Agreement and the consummation by NCBCC of the transactions contemplated by the Agreement and the Indemnification Agreement have been duly authorized by NCBCC, and the Agreement and the Indemnification Agreement have been duly executed and delivered by NCBCC.

            (4) The Agreement is a legal, valid and binding agreement enforceable against NCBCC in accordance with its terms. This opinion regarding the legality, validity, binding effect and enforceability of the Agreement means that (a) the Agreement constitutes an effective contract under applicable law and (b) the Agreement is not invalid in its entirety because of a specific statutory prohibition or public policy, nor is the Agreement subject in its entirety to contractual defenses arising out of the terms of the Agreement. However, this opinion does not

                                     H-5-2
     mean that any particular remedy for which provision is made in the Agreement will be available upon a material default, or that every provision of the Agreement will be upheld or enforced in any particular circumstance by a court, but, subject to the qualifications and assumptions set forth herein, such unavailability or unenforceability will not substantially interfere with realization of the practical benefits and/or security provided thereby. Furthermore, the validity, binding effect and enforceability of the Agreement may be limited or otherwise affected by the matters described below.

            (5) The Agreement and the Indemnification Agreement and the consummation by NCBCC of the transactions contemplated by the Agreement and the Indemnification Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the organizational documents of NCBCC or any New York or Delaware state or federal statute or federal law or regulation applicable to NCBCC. To the best of our knowledge, without independent inquiry, the Agreement and the Indemnification Agreement and the consummation by NCBCC of the transactions contemplated by the Agreement and the Indemnification Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, any indenture or other agreement or instrument to which NCBCC is a party or by which it is bound, or any order of any state or federal court, regulatory body, administrative agency or governmental body having jurisdiction over NCBCC.

            (6) To the best of our knowledge, no consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by NCBCC of the transactions contemplated by the terms of the Agreement or the Indemnification Agreement.

            (7) To the best of our knowledge, without independent inquiry, there are no actions, suits, proceedings or investigations pending or threatened against or affecting NCBCC which, if adversely determined, individually or in the aggregate, would materially adversely affect NCBCC's ability to perform its obligations under the Agreement or the Indemnification Agreement.

         Without limiting the qualifications set forth herein, we express no opinion as to (i) title to the real or personal property described in and encumbered by the respective Mortgage Loan Documents relating to the Mortgage Loans, and this opinion in no way relates to such title of the mortgagors thereunder or to the perfection or priority of the lien attempted to be granted by the Mortgage Loan Documents or the effect of the due recording of such Mortgage Loan Documents or the failure to cause such Mortgage Loan Documents to be recorded, (ii) the perfection or priority of any lien or security interest,
(iii) compliance or non-compliance by NCBCC or any other person or entity with federal or state securities laws (including, without limitation, the Securities Act of 1933, the Trust Indenture Act of 1939 and the Investment Company Act of
1940) or (iv) the classification and treatment of the Mortgage Loans and any proceeds therefrom for purposes of federal and state income tax matters.

         The opinions expressed above are subject to the following qualifications in addition to those set forth herein:


                                     H-5-3

            A. the enforceability of the Agreement in accordance with its terms is subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally;

            B. the enforceability of the Agreement in accordance with its terms is subject to general principles of equity (whether or not such enforceability is considered in a proceeding in equity or at law);

            C. the enforceability of the Agreement in accordance with its respective terms may be limited by the effect of standards of good faith, fair dealing and reasonableness which may be applied by a court to the exercise of certain rights and remedies;

            D. our opinions, as they relate to the enforceability of rights to indemnify, may be limited by state or federal laws or the public policy underlying such laws;

            E. we express no opinion as to the enforceability of any provisions in the Agreement purporting to restrict access to legal or equitable remedies, to establish evidentiary standards, to waive defenses, to waive or modify service of process requirements under applicable laws, or to control the determination of venue for any legal or equitable proceedings that may arise in connection therewith; and

            F. we express no opinion as to the validity or binding effect or the enforceability of any provision in the Agreement which purports to require payment of interest after default at a rate in excess of a rate which a court would determine under applicable law to be commercially reasonable and not a penalty.

         We are members of the Bar of the State of New York. The foregoing opinion is limited to the laws of the State of New York and the corporate laws of the State of Delaware and, as to matters of federal jurisprudence, the laws of the United States of America. In rendering our opinion, we have not considered, and hereby disclaim any opinion as to, the application or impact of any other laws, cases, decisions, rules or regulations of any other jurisdiction, court or administrative agency, and the opinions expressed herein do not encompass any matters related to or implicated by, or the enforcement of any remedies in, any other country or jurisdiction.

               [Remainder of this page intentionally left blank]

                                     H-5-4

         This opinion letter is furnished to you solely for your benefit and for the benefit of your successors and assigns, and may not be relied upon by, nor may copies be delivered to, any other person or entity without our prior written consent. Finally, we do not undertake to advise you of any changes in the opinions expressed herein resulting from matters that might hereafter come or be brought to our attention.

                                              Very truly yours,







                                      H-5-5

                                   EXHIBIT H-5

      FORM OF LETTER FROM ROBINSON SILVERMAN PEARCE ARONSOHN & BERMAN LLP,
                        SPECIAL COUNSEL TO NCB AND NCBCC

                                November 13, 2001

Credit Suisse First Boston Mortgage           Lehman Brothers, Inc.
   Securities Corp.                           110 Hudson Street
11 Madison Avenue                             Jersey City, New Jersey 07302
New York, New York 10010

Credit Suisse First Boston Corporation        McDonald Investments, Inc.
11 Madison Avenue                             800 Superior Avenue
New York, New York 10010                      Cleveland, Ohio 44114


     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5

Ladies and Gentlemen:

         We have acted as special counsel to National Consumer Cooperative Bank ("NCCB") in connection with the Pooling and Servicing Agreement ("POOLING AND SERVICING AGREEMENT") dated as of November 12, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor (the "DEPOSITOR"), KeyCorp Real Estate Capital Markets, Inc., d/b/a Key Commercial Mortgage, as General Master Servicer, ORIX Real Estate Capital Markets, LLC, as General Special Servicer, NCCB, as Coop Master Servicer and Coop Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee, and in connection with the Mortgage Loan Purchase Agreement (the "NCCB MLPA") dated as of November 1, 2001, between NCCB, as Seller, and the Depositor, as Purchaser. We have also acted as special counsel to and NCB Capital Corporation ("NCBCC") in connection with the Mortgage Loan Purchase Agreement (the "NCBCC MLPA") dated as of November 1, 2001, between NCBCC, as Seller, and the Depositor, as Purchaser. The NCCB MLPA and the NCBCC MLPA are referred to herein, collectively, as the "LOAN PURCHASE AGREEMENTS." This letter is delivered to you at the request of NCCB and NCBCC pursuant to the Loan Purchase Agreements.

         We understand that the Certificates to be issued by the Depositor pursuant to the Pooling and Servicing Agreement are divided into classes. The Certificates of Classes A-1, A-2, A-3, A-4, B, C, D and E (collectively, the "PUBLICLY OFFERED CERTIFICATES") will be sold to the Depositor, Credit Suisse First Boston Corporation ("CSFB"), Lehman Brothers, and McDonald Investments as Underwriters (in such capacity, collectively, the "UNDERWRITERS") pursuant to an Underwriting Agreement (the "UNDERWRITING AGREEMENT") dated November 1, 2001, and pursuant to the Certificate Purchase Agreement ("CERTIFICATE PURCHASE AGREEMENT") dated November 1, 2001, between the Depositor and CSFB. The Publicly Offered Certificates will be offered for sale to the public pursuant to a prospectus dated October 22, 2001 ("BASE PROSPECTUS"), as supplemented by a prospectus supplement

                                     H-5-1
dated November 1, 2001 ("PROSPECTUS SUPPLEMENT" and along with the Base Prospectus, the "PROSPECTUS"). The Certificates of Classes F, G, H, J, K, L, M, N, O, A-X and A-CP (collectively, the "PRIVATELY OFFERED CERTIFICATES" and, along with the Publicly Offered Certificates, the "Certificates") will be sold to CSFB pursuant to the Certificate Purchase Agreement. CSFB will offer the Privately Offered Certificates pursuant to a confidential offering circular dated November 1, 2001 (the "CONFIDENTIAL OFFERING CIRCULAR"). Capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement or the Pooling and Servicing Agreement, as applicable.

         The purpose of our professional engagement was to advise with respect to legal matters and not to determine or verify facts. Many of the determinations involved in the preparation of the Prospectus Supplement and the Confidential Offering Circular were factual. We have not independently verified, do not make any representation as to, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus Supplement or the Confidential Offering Circular.

         In connection with the delivery of this letter, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Prospectus, the Confidential Offering Circular, the Loan Purchase Agreements, the Pooling and Servicing Agreement, and other such documents and records as we have deemed relevant or necessary as the basis for the views expressed in this letter. We have obtained such certificates from and made such inquiries of officers and other representatives of NCCB and NCBCC as we have deemed relevant or necessary as the basis of the views expressed in this letter. We have relied upon and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the views expressed in this letter are based.

         We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Loan Purchase Agreements and the Pooling and Servicing Agreement and underlying the assumptions set forth below or that are otherwise factually relevant to the opinions expressed in this letter, (ii) the legal capacity of natural persons,
(iii) the genuineness of all signatures (except for the signatures of officers of NCCB and NCBCC) and the authenticity of all documents submitted to us as originals, (iv) the conformity to the originals of all documents submitted to us as certified conformed or photostatic copies, (v) the due authorization by all necessary action, and the due execution and delivery, of each of the Loan Purchase Agreements and the Pooling and Servicing Agreement by the parties thereto and the constitution of each of the Loan Purchase Agreements and the Pooling and Servicing Agreement as the legal, valid and binding obligations of each party thereto, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, and similar laws relating to or affecting the enforceability of creditors' rights generally, the effect of general equitable principals (in equity or at law), and the availability of equitable remedies,
(vi) the compliance with the relevant provisions of each of the Loan Purchase Agreements and the Pooling and Servicing Agreement by the parties thereto, (vii) the conformity, to the requirements of each of the Loan Purchase Agreements and the Pooling and Servicing Agreement, of the Mortgage Loan Documents delivered to the Depositor by NCCB and NCBCC, as the case may be, (viii) the absence of any agreement that supplements or otherwise modifies the agreements expressed in each of the Loan Purchase Agreements and the Pooling and Servicing Agreement, and (ix) the conformity of the text of each document filed with the Securities Exchange Commission through the EDGAR system to the printed documents

                                     H-5-2
reviewed by us. In rendering this letter, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

         In the course of acting as special counsel to NCCB and NCBCC we have responded to inquiries from time to time by their respective closing coordinators, reviewed title insurance commitments and surveys and prepared most of the loan documents for a majority of the Mortgage Loans (as defined in the Loan Purchase Agreements) originated by NCCB and NCBCC. In addition, we have participated in the preparation of the Prospectus Supplement and the Confidential Offering Circular and, although we assume no responsibility for the accuracy and completeness of the Prospectus Supplement or the Confidential Offering Circular, based upon such participation but without independent review or verification, nothing has come to our attention which causes us to believe that, as of their respective dates or as of the Closing Date, either the Prospectus Supplement or the Confidential Offering Circular contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no opinion as to (i) the financial statements and related notes, financial, statistical and accounting data and supporting schedules included therein or other information of that nature contained in or omitted from the Prospectus Supplement or the Confidential Offering Circular, or (ii) information contained in the computer diskette or the CD-ROM accompanying the Prospectus Supplement which we assume, but have not verified, does not vary from and is not different in any way from the information contained in the Prospectus Supplement. In that connection, we advise you that we have, as to materiality, relied to the extent we deemed appropriate on the judgment of officers and other representatives of NCCB and NCBCC and their affiliates. In addition, in that connection we call to your attention that, with your knowledge and consent, we have not (except as described above) examined or otherwise reviewed any of the Mortgage Files in connection with the transactions contemplated by the Pooling and Servicing Agreement and the Loan Purchase Agreements, any particular documents contained in such files or any other documents with respect to the Mortgage Loans.

         In basing our opinions and other matters set forth herein "to our knowledge," or words of similar import, the words "to our knowledge," or such words of similar import signify that, in the course of our representation of NCCB and NCBCC in the transactions contemplated by the Loan Purchase Agreements, the Prospectus Supplement and the Confidential Offering Circular and inquiry of the lawyers within our firm familiar with the transactions contemplated by such documents, no information has come to our attention that would give us actual knowledge or actual notice that any such opinions or other matters set forth herein are not accurate. Except as otherwise stated herein, we have undertaken no independent investigation or verification of such matters. All opinions set forth herein are subject to, and may be limited by, future changes in the factual matters set forth herein, and we undertake no duty to advise you of the same.

                [Remainder of this page intentionally left blank]


                                     H-5-3

This letter is solely for the benefit of the addressees and may not be relied upon or used by, circulated, filed with any governmental authority or other regulatory agency, quoted or referred to, nor may copies hereof be delivered to, any other person (except to the parties involved in the Transactions and their respective counsel as part of the closing set related to the Transactions) without our prior written approval. We disclaim any obligation to update this letter for events occurring or coming to our attention after the date hereof, notwithstanding that such changes may affect the views or beliefs expressed in this letter.

                                            Very truly yours,







                                     H-5-4

                                   EXHIBIT I-1

               FORM OF OPINION OF IN-HOUSE COUNSEL TO THE TRUSTEE

                                November 13, 2001

Credit Suisse First Boston Mortgage    KeyCorp Real Estate Capital Markets, Inc.
Securities Corp.                       D/b/a/ Key Commercial Mortgage
11 Madison Avenue                      911 Main Street, Suite 1500
New York, New York  10010              Kansas City, Missouri  64105

National Consumer Cooperative Bank     Moody's Investors Service, Inc.
1725 Eye Street, N.W.                  99 Church Street, 4th Floor
Washington, D.C.  20006                New York, New York  10007

McDonald Investments Inc.              Standard & Poor's Ratings Services
800 Superior Avenue                    55 Water Street
Cleveland, Ohio  44114                 New York, New York 10041

Lehman Brothers Inc.                   Credit Suisse First Boston Corporation
101 Hudson Street                      11 Madison Avenue
Jersey City, New Jersey  07302         New York, New York  10010


     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2001-CKN5

Ladies and Gentlemen:

         I am Senior Counsel of Wells Fargo & Company, the parent corporation of Wells Fargo Bank Minnesota, N.A., a national banking association ("Wells Fargo"), and have been requested by Wells Fargo to give this opinion in connection with the Pooling and Servicing Agreement dated as of November 12, 2001 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a/ Key Commercial Mortgage, as master servicer and general special servicer, National Consumer Cooperative Bank, as co-op master servicer and co-op special servicer, and Wells Fargo as trustee, relating to the issuance of the above-referenced certificates (the "Certificates"). Capitalized terms used herein but not defined herein have the meanings given to them in the Agreement.

         In rendering the opinions set forth below, I have examined and relied upon the originals, copies or specimens, certified or otherwise identified to my satisfaction, of the Agreement and such certificates, corporate and public records, agreements and instruments and other documents, including, among other things, the documents delivered on the Closing Date, as I have deemed appropriate as a basis for the opinions expressed below. In such examination, I have assumed the genuineness of all signatures (other than Wells Fargo), the authenticity of all documents, agreements and instruments

                                     I-1-1
submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens, the authenticity of the originals of all documents, agreements and instruments submitted to me as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments I reviewed. As to any facts material to such opinions that were not known to me, I have relied upon statements and representations of officers and other representatives of Wells Fargo.

         Based upon the foregoing, I am of the opinion that:

            1. Wells Fargo has been duly incorporated and is validly existing as a national banking association and is duly qualified to do business and in good standing under the laws of each jurisdiction in which the performance of its duties under the Agreement would require such qualification and has the requisite power and authority to execute, deliver and perform its obligations under the Agreement.

            2. The Agreement has been duly authorized, executed and delivered by Wells Fargo and, assuming valid execution and delivery thereof by the other parties thereto, the Agreement constitutes a valid and legally binding agreement of Wells Fargo, enforceable against Wells Fargo in accordance with its terms, subject to bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles regardless of whether such enforcement is considered in a proceeding at law or in equity.

            3. No consent, approval, authorization or order of any Minnesota or federal court or governmental agency or body is required for the consummation by Wells Fargo of the transactions contemplated by the terms of the Agreement except any such as may be required under the blue sky laws of any jurisdiction in connection with the offering, sale or acquisition of the Certificates, any recordations of the assignments of the mortgage loans evidenced by the Certificates pursuant to the Agreement that have not yet been completed and any approvals as have been obtained.

            4. The consummation of the transactions contemplated by the terms of the Agreement does not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, (i) the articles of incorporation or bylaws of Wells Fargo, (ii) to my knowledge, any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, (iii) any Minnesota or federal statute or regulation applicable to Wells Fargo or (iv) any order known to me of any Minnesota or federal court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

            5. To the best of my knowledge after due inquiry, there are no legal or governmental actions, investigations or proceedings pending to which Wells Fargo is a party, or threatened against Wells Fargo (a) asserting the invalidity of the Agreement or (b) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement. For purposes of the foregoing, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to a member of the law department of Wells Fargo & Company a present intention to initiate such proceedings.

                                     I-1-2

         I am admitted to practice law in the State of Minnesota. The opinions expressed herein are limited to the present laws of the State of Minnesota and the Federal laws of the United States. For purposes of the opinion expressed in numbered paragraph 2 above with respect to the enforceability of the Agreement, I have assumed that the laws of the State of New York are the same as the laws of the State of Minnesota.

         This letter is delivered to, and for the use of, the above addressees in connection with the Agreement. This letter may not be delivered to any other party for any purpose, and the opinions expressed herein may not be relied on by any other party except upon my written consent.


                                             Very truly yours,


                                             Timothy J. Carlin
                                             Senior Counsel




                                      I-1-3

                                   EXHIBIT I-2

                     FORM OF OPINION OF MAYER BROWN & PLATT,
                         SPECIAL COUNSEL TO THE TRUSTEE

                                November 13, 2001


Credit Suisse First Boston             KeyCorp Real Estate Capital Markets, Inc.
Mortgage Securities Corp.              d/b/a/ Key Commercial Mortgage
11 Madison Avenue                      911 Main Street, Suite 1500
New York, New York 10010               Kansas City, Missouri 64105

National Consumer Cooperative Bank     Moody's Investors Service, Inc.
1725 Eye Street, N.W.                  99 Church Street, 4th Floor
Washington, D.C.  20006                New York, New York 10007

McDonald Investments Inc.              Standard & Poor's Ratings Services
800 Superior Avenue                    55 Water Street
Cleveland, Ohio 44114                  New York, New York 10041

Lehman Brothers, Inc.                  Credit Suisse First Boston Corporation
101 Hudson                             11 Madison Avenue
Jersey City, New Jersey  07302         New York, New York 10010


     Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5

Ladies and Gentlemen:

         We have acted as special counsel to Wells Fargo Bank Minnesota, N. A., a national banking association, in its role as trustee (the "Trustee") in connection with the issuance of the above referenced Certificates (the "Certificates") pursuant to the Pooling and Servicing Agreement, dated as of November 12, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as general master servicer and general special servicer, National Consumer Cooperative Bank, as co-op master servicer and co-op special servicer, and the Trustee (the "Agreement"). All capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement.

         In connection with rendering this opinion letter, we have examined the Agreement and such other documents as we have deemed necessary. As to certain factual matters, we have relied, to the extent we have deemed proper, on statements in the Agreement and certificates of, or other documents obtained from, officers or representatives of the Trustee or other parties to the Agreement or public officials. In rendering this opinion letter, we have also assumed, without independent investigation (i) the authenticity of all documents submitted to us as originals, the genuineness of signatures on all original documents, the legal capacity of natural persons and the conformity to the originals of all

                                     I-2-1
documents submitted to us as certified, conformed, photographic or telecopied copies; (ii) the conformity to the requirements of the Agreement, of the Mortgage Notes, the Mortgages and other documents delivered or caused to be delivered to the Trustee by or on behalf of the Depositor; (iii) the performance by all parties to the Agreement in accordance with their covenants and agreements made therein; (iv) that the representations and warranties set forth in the Agreement are true and correct, as to factual matters; (v) that the Trustee has been duly organized and is validly existing under the laws of the United States of America; (vi) that the execution, delivery and performance of the Agreement by the Trustee do not conflict with or violate any of the Trustee's organizational documents or by-laws or any provision of any order, writ, judgment, injunction, decree, agreement, determination or award applicable to the Trustee, do not violate any statute, law or regulation of the United States of America and do not require any authorization, approval or other action by, or notice to or filings with, any governmental authority or regulatory body of the United States of America, other than those that have been duly obtained or made and are in full force and effect; (vii) that the Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligations of the parties thereto (other than the Trustee); (viii) that the Agreement is duly authorized, executed and delivered by the Trustee; (ix) that the Agreement is executed and delivered in the form examined by us; and (x) that there is not any agreement that materially supplements or otherwise modifies the agreements expressed in the Agreement.

         Certain attorneys of this Firm are members of the bar of the State of New York. In rendering this opinion letter, we do not express any opinion concerning any law other than the law of the State of New York, nor do we express any opinion concerning the application of the "doing business" laws of any jurisdiction (including New York) or the obligation of the Trustee to obtain any authorization, consent, approval or license of, give notice to, or register with, or take any other action with respect to any governmental or regulatory authority or agency. We have made no independent investigations as to, or passed on, the operation of the Trust or the sale of the Certificates in New York or in any other state or the characterization of the Certificates or the Trust for federal or state tax law purposes. We do not express any opinion on any issue not expressly addressed below.

         Based upon the foregoing and subject to the assumptions, limitations and qualifications herein, it is our opinion that the Agreement constitutes a valid, legal and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms.

         However, we express no opinion as to any of the following: (i) the effect on enforceability of (a) any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights of creditors generally as they may be applied in the context of a national banking association, or (b) general principles of equity, including (without limitation) concepts of materiality, reasonableness, public policy, good faith, fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law); (ii) any federal or state securities law;
(iii) the enforceability of any indemnity, contribution, set off or judgment currency provisions; (iv) any law, rule, regulation, ordinance, code, guideline or similar provision of law of any county, municipality or similar political subdivision or any agency or instrumentality thereof; (v) any law, rule or regulation (a) the violation of which would not have a material adverse effect on the Trustee or (b) to which the Trustee may be subject as a result of any other person's legal or regulatory status or any such other person's involvement in the transactions contemplated by the Agreement; (vi) clauses relating to severability or similar clauses; (vii) any clause stating that rights and remedies of any party are

                                     I-2-2
cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies; (viii) the availability of the defense of inconvenient forum in any action or proceeding in any court sitting in the State of New York arising out of or relating to any matter under the Agreement; (ix) the effectiveness of any waiver of venue or waiver of jury trial; (x) any agreement to the sole jurisdiction of any court or to the jurisdiction of a Federal court to the extent of the lack of subject matter or diversity jurisdiction, or to the exclusive jurisdiction of any court; (xi) any provision of the Agreement (a) restricting access to legal or equitable remedies, (b) providing that the Agreement may only be amended, modified or waived in writing, or (c) waiving rights or remedies which, as a matter of law, cannot be waived; or (xii) usury.

         This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document.


                                          Very truly yours,

                                          MAYER, BROWN & PLATT




                                     I-2-3

                                   EXHIBIT J-1

                      FORM OF CERTIFICATE OF THE DEPOSITOR

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-CKN5

                          CERTIFICATE OF THE DEPOSITOR

         In connection with the issuance of the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5 (the "Certificates"), pursuant to a Pooling and Servicing Agreement dated as of November 12, 2001 (the "Pooling and Servicing Agreement"), between Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor"), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer and as general special servicer, National Consumer Cooperative Bank as co-op master servicer and co-op special servicer and Wells Fargo Bank Minnesota, N.A. as trustee, and the sale of the Certificates (other than the Class A-Y Certificates) pursuant to the Underwriting Agreement dated as of November 1, 2001 (the "Underwriting Agreement"), between the Depositor and Credit Suisse First Boston Corporation ("CSFB Corporation"), as representative of the underwriters, and the Certificate Purchase Agreement dated as of November 1, 2001 (the "Certificate Purchase Agreement"), between the Depositor and CSFB Corporation (together, the Pooling and Servicing Agreement, the Underwriting Agreement and the Certificate Purchase Agreement are referred to as the "Agreements"), the Depositor does hereby certify that (A) the representations and warranties of the Depositor in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (B) the Depositor has complied with all the agreements and satisfied all the conditions on its part required under the Agreements to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreements.

Certified November   , 2001

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:











                                     J-1-1

                                   EXHIBIT J-2

                FORM OF CERTIFICATE OF SECRETARY OF THE DEPOSITOR

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-CKN5

                      CERTIFICATE OF ASSISTANT SECRETARY OF
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         I, _________________, hereby certify that I am a duly appointed Assistant Secretary of Credit Suisse First Boston Mortgage Securities Corp. (the "Company"), and further certify as follows:

         1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

         2. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Company are pending or contemplated.

         3. Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Company and his genuine signature is set forth opposite his name:

NAME                     OFFICE                    SIGNATURE
----                     ------                    ---------

-----------------------  ------------------------  ---------------------------

-----------------------  ------------------------  ---------------------------

         4. Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Company, which Certificate of Incorporation and By-Laws are, on the date hereof, and have been at all times since the formation of the Company, in full force and effect.

         5. Attached hereto as Exhibit II is a certificate of good standing of the Company issued by the Secretary of State of the State of Delaware within ten
(10) days of the date hereof and no event (including, without limitation, any act or omission on the part of the Company) has occurred since the date thereof which has affected the good standing of the Company under the laws of the State of Delaware.

         6. The Board of Directors authorized all actions necessary to accomplish the issuance and sale of the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CKN5 (the "Resolutions"). The Resolutions are attached hereto as Exhibit
III. The Resolutions have not been amended, modified, annulled or revoked since they were

                                     J-2-1
adopted, and are in full force and effect as of the date hereof, and the instruments authorized in the Resolutions were executed pursuant thereto and in compliance therewith.

         Capitalized terms used but not defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement, dated as of November 12, 2001, between Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer and general special servicer, National Consumer Cooperative Bank as co-op master servicer and co-op special servicer and Wells Fargo Bank Minnesota, N.A. as trustee

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of November , 2001.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:  Assistant Secretary



                                     J-2-2

                                    EXHIBIT I

                   CERTIFICATE OF INCORPORATION AND BY-LAWS OF
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

















                                     J-2-3

                                   EXHIBIT II
        GOOD STANDING CERTIFICATE OF CREDIT SUISSE FIRST BOSTON MORTGAGE
                                SECURITIES CORP.














                                     J-2-4

                                   EXHIBIT III

       RESOLUTION OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
















                                     J-2-5

                                   EXHIBIT K-1

                         FORM OF CERTIFICATE OF KEYBANK

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-CKN5

                   CERTIFICATE OF KEYBANK NATIONAL ASSOCIATION

         In connection with the execution and delivery by KeyBank National Association ("KeyBank") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "Mortgage Loan Purchase Agreement"), between Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), as purchaser, and KeyBank, as seller, and that certain Indemnification Agreement dated as of November 1, 2001 (the "Indemnification Agreement and, together with the Mortgage Loan Purchase Agreement, the "Agreements"), between KeyBank, CSFBMSC and Credit Suisse First Boston Corporation, as representative of the Underwriters and as initial purchaser of the Privately Offered Certificates, the undersigned hereby certifies that (i) the representations and warranties of KeyBank in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) KeyBank has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.


Certified this   day of November, 2001.

                                          KEYBANK NATIONAL ASSOCIATION



                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:








                                     K-1-1

                                   EXHIBIT K-2

              FORM OF CERTIFICATE OF ASSISTANT SECRETARY OF KEYBANK

                          KEYBANK NATIONAL ASSOCIATION

                        ASSISTANT SECRETARY'S CERTIFICATE

         I, Steven N. Bulloch, hereby certify that I am a duly appointed Assistant Secretary of KeyBank National Association, a national banking association (the "Bank"), and further certify as follows:

         1. Attached hereto as Attachment A are true, correct and complete copies of the Articles of Association and the By-Laws of the Bank, which are in full force and effect on the date hereof.

         2. Attached hereto as Attachment B are the resolutions of the board of directors of the Bank authorizing and approving the Bank's execution, delivery and performance of (a) the Mortgage Loan Purchase Agreement, dated as of November 1, 2001 (the "Mortgage Loan Purchase Agreement"), between Credit Suisse First Boston Mortgage Securities Corp., as purchaser and the Bank, as seller, and (b) the corresponding Indemnification Agreement referred to in the Mortgage Loan Purchase Agreement (the "Indemnification Agreement"). Such resolutions are in full force and effect on the date hereof and do not conflict with any other resolutions of the board of directors of the Bank in effect on the date hereof.

         3. Attached hereto as Attachment C is a certificate of good standing with respect to the Bank issued by the Comptroller of the Currency within 30 days of the date hereof and no event (including, without limitation, any act or omission on the part of the Bank) has occurred since the date thereof that has affected the good standing of the Bank under the laws of the United States of America.

         4. Each person who, as an officer or representative of the Bank, signed the Mortgage Loan Purchase Agreement, the Indemnification Agreement or any other document or certificate delivered by or on behalf of the Bank prior hereto or on the date hereof in connection with the transactions contemplated in the Mortgage Loan Purchase Agreement and/or the Indemnification Agreement, was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or representative, and the signature of each such person appearing on any such documents is his or her genuine signature.



                                     K-2-1

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage Loan Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of November __, 2001.

                                           By:
                                              --------------------------------
                                           Name:   Steven N. Bulloch
                                           Title:  Assistant Secretary




                                     K-2-2

                                  ATTACHMENT A

                 ARTICLES OF ASSOCIATION AND BY-LAWS OF THE BANK























                                     K-2-3

                                  ATTACHMENT B

                             RESOLUTIONS OF THE BANK























                                     K-2-4

                                  ATTACHMENT C

                        OCC CERTIFICATE OF GOOD STANDING






















                                     K-2-5

                                   EXHIBIT L-1

                           FORM OF CERTIFICATE OF NCB

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES SERIES 2001-CKN5

                       NATIONAL CONSUMER COOPERATIVE BANK
                              OFFICER'S CERTIFICATE

         I, Steven A. Brookner, hereby certify that I am a duly elected Managing Director/Vice-President of National Consumer Cooperative Bank, a corporation chartered by an act of the United States Congress (the "NCCB"), and further as follows:

         1. Attached hereto is a true and correct copy of each of the charter and bylaws of NCCB, both of which are in full force and effect on the date hereof.

         2. Each person who, as an officer or representative of NCCB, signed the
(i) Pooling and Servicing Agreement (the "POOLING AGREEMENT"), dated as of November 12, 2001, between Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc., d/b/a Key Commercial Mortgage, as general master servicer, National Consumer Cooperative Bank, as coop master servicer and coop special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee, (ii) Mortgage Loan Purchase Agreement (the "MLPA"), dated as of November 1, 2001, between Credit Suisse First Boston Mortgage Securities Corp., as purchaser, and NCCB, as seller, (iii) Mortgage Loan Seller Indemnification Agreement (the "INDEMNIFICATION AGREEMENT"), dated as of November 1, 2001 between NCCB, Credit Suisse First Boston Mortgage Securities Corp. and Credit Suisse First Boston Corporation and (iv) the two (2) Guaranty agreements (collectively, the "GUARANTY") dated as of November 1, 2001, each entered into in connection with the issuance of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2001-CKN5 (the Pooling Agreement, MLPA, Indemnification Agreement and Guaranty are referred to herein, collectively, as the "AGREEMENTS"), and any other document delivered prior hereto or on the date hereof in connection with the Agreements, was, at the respective times of such signing and delivery, and is now duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

         3. Attached hereto is a true copy of resolutions of the Board of Directors of NCCB which has not been amended or rescinded but remain in full force and effect on the date hereof.



                                     L-1-1

         IN WITNESS WHEREOF, I have hereunto signed my name this 13th day of November, 2001.


                                        -------------------------------------
                                        Name: Steven A. Brookner
                                        Title: Managing Director/Vice-President

         I, ______________________________, a[n] [Assistant] Secretary of NCCB,
hereby certify that Steven A. Brookner is a duly elected, qualified and acting Managing Director/Vice-President of NCCB and that the signature appearing above is his genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name this 13th day of November, 2001.


                                        -------------------------------------
                                        Name:
                                        Title:










                                      L-1-2

                                   EXHIBIT L-2

                      FORM OF CERTIFICATE OF OFFICER OF NCB

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-CKN5

                CERTIFICATE OF NATIONAL CONSUMER COOPERATIVE BANK



         In connection with the execution and delivery by National Consumer Cooperative Bank ("NCB") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "Mortgage Loan Purchase Agreement"), between Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), as purchaser, and NCB, as seller, and that certain Indemnification Agreement dated as of November 1, 2001 (the "Indemnification Agreement" and, together with the Mortgage Loan Purchase Agreement, the "Agreements"), between NCB, CSFBMSC and Credit Suisse First Boston Corporation, as representative of the Underwriters and as initial purchaser of the Privately Offered Certificates, the undersigned hereby certifies that (i) the representations and warranties of NCB in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) NCB has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

         Certified this     day of November, 2001.


                                     NATIONAL CONSUMER COOPERATIVE BANK


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:










                                     L-2-1

                                   EXHIBIT M-1

                          FORM OF CERTIFICATE OF NCBCC

                             NCB CAPITAL CORPORATION

                             SECRETARY'S CERTIFICATE


         The undersigned does hereby certify that, as of the date hereof, [s]he is the duly elected and acting secretary of NCB Capital Corporation (the "Company"), and does hereby further certify as follows:

         1. Attached hereto as Exhibit A is a true, correct and complete copy of the Certificate of Incorporation of the Company, certified by the Secretary of State of the State of Delaware and as in effect as of the date hereof.

         2. Attached hereto as Exhibit B is a true, correct and complete copy of the Bylaws of the Company as in effect as of the date hereof.

         3. Attached hereto as Exhibit C is a true, correct, and complete copy of certain resolutions adopted by the Board of Directors of the Company at a meeting of the Board of Directors. Such resolutions are in full force and effect and unmodified.

         4. Attached hereto as Exhibit D is a true, correct and complete copy of the Certificate of Good Standing of the Company issued by the Secretary of State of the State of Delaware on November 1, 2001 and no event (including, without limitation, any act or omission on the part of the Company) has occurred since the date thereof which has affected the good standing of the Company under the laws of the State of Delaware.

         5. Each person who, as an officer of the Company, signed that certain Mortgage Loan Purchase Agreement dated as of November 1, 2001, or any other document delivered in connection therewith, was duly elected, qualified and acting as such officer at the respective times of the signing and delivery thereof and was duly authorized to execute such document on behalf of the Company, and the signature on each such document is his or her genuine signature.

         IN WITNESS WHEREOF, the undersigned has signed this Certificate as of November 13, 2001.



                                        -----------------------------
                                        Secretary


                                     M-1-1

                                    EXHIBIT A

                          CERTIFICATE OF INCORPORATION













                                     M-1-2

                                    EXHIBIT B

                                     BYLAWS
































                                     M-1-3

                                    EXHIBIT C

                                   RESOLUTIONS

































                                     M-1-4

                                    EXHIBIT D

                            GOOD STANDING CERTIFICATE















                                      M-1-5

                      RESOLUTION OF THE BOARD OF DIRECTORS

                                       OF

                             NCB CAPITAL CORPORATION

         WHEREAS, this organization is a Delaware corporation which is seeking to sell approximately 41 mortgage loans to Credit Suisse First Boston Mortgage Securities Corp. pursuant to a Mortgage Loan Purchase Agreement to be dated on or about November 13, 2001:

         NOW, THEREFORE, BE IT RESOLVED THAT

     The persons officially holding the positions of President, Vice President, Treasurer and Secretary in this organization are hereby empowered collectively and individually to represent this organization for the purpose of selling approximately 41 mortgage loans (the "Loan Sale") to Credit Suisse First Boston Mortgage Securities Corp. pursuant to the terms and conditions of a Mortgage Loan Purchase Agreement (the "MLPA") to be dated on or about November 13, 2001 . The officials of this organization designated above are hereby authorized:

     (1) to complete all forms, procedures, and documents which may be required in connection with the Loan Sale;

     (2) to obligate this organization in such amounts, and on such other terms and conditions as the designated officials believe are proper under this resolution; and

     (3) to exercise such authority of this organization as may be necessary or convenient to accomplish the purpose of this resolution.

     BE IT FURTHER RESOLVED THAT

     all prior acts by the officials of this organization to accomplish the purposes of these resolutions are hereby approved, and that the provisions of these resolutions shall remain in full force and effect until a certified copy of any duly adopted resolution amending or rescinding these resolutions is adopted.


                                     M-1-6

                                  CERTIFICATION

         The undersigned, as Secretary of this organization, hereby certifies that the Board of Directors duly adopted the foregoing resolutions at a meeting held on October 30, 2001 which was properly called, noticed and convened, with a quorum present, and that these resolutions have not been amended or rescinded in any way.



                                            ------------------------------------
                                            Secretary

Date Signed:  November 13, 2001







                                     M-1-7

                                   EXHIBIT M-2

                     FORM OF CERTIFICATE OF OFFICER OF NCBCC

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-CKN5

                     CERTIFICATE OF NCB CAPITAL CORPORATION

         In connection with the execution and delivery by NCB Capital Corporation ("NCBCC") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of November 1, 2001 (the "Mortgage Loan Purchase Agreement"), between Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), as purchaser, and NCBCC, as seller, and that certain Indemnification Agreement dated as of November 1, 2001 (the "Indemnification Agreement" and, together with the Mortgage Loan Purchase Agreement, the "Agreements"), between NCBCC, CSFBMSC and Credit Suisse First Boston Corporation, as representative of the Underwriters and as initial purchaser of the Privately Offered Certificates, the undersigned hereby certifies that (i) the representations and warranties of NCBCC in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) NCBCC has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

         Certified this        day of November, 2001.


                                         NCB CAPITAL CORPORATION



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                     M-2-1

                                    EXHIBIT N

                         FORM OF CERTIFICATE OF TRUSTEE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-CKN5

                             CERTIFICATE OF TRUSTEE

         I, Michael L. Mayer, a Vice President of Wells Fargo Bank Minnesota, N.A. ("Wells Fargo"), the trustee under the Pooling and Servicing Agreement, dated as of November 12, 2001 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corporation, as Depositor, KeyCorp Real Estate Capital Markets, Inc. (d/b/a Key Commercial Mortgage), as General Master Servicer and General Special Servicer, National Consumer Cooperative Bank, as Co-op Master Servicer and Co-op Special Servicer, and Wells Fargo, as Trustee (the "Trustee"), hereby certify the following information. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

            (a) Wells Fargo is the Trustee under the Agreement.

            (b) The Agreement has been duly executed and acknowledged on behalf of the Trustee by Amy Doyle, Assistant Vice President, its authorized signatory, and the Agreement has been duly delivered on behalf of the Trustee.

            (c) Attached hereto as Exhibits A, B, and C respectively, are true and correct copies of the Organization Certificate, amended By-Laws and Resolutions of the Board of Directors of Wells Fargo, each of which is in full force and effect on the date hereof.

            (d) The signature set forth below, opposite the name and title of the above-mentioned officer of the Trustee, is her authentic and genuine signature.

         OFFICE                          NAME               SIGNATURE

 Assistant Vice President              Amy Doyle         ____________________

            (e) The officer named in paragraph (d) above was at the time of the acts referred to in paragraph (b) above and (f) below, and is at the date hereof, duly appointed, qualified and acting as an officer of the Trustee, and is duly authorized to perform such acts, and the signature on the Agreement is her true signature.

            (f) The Certificates dated the date hereof and provided for by the Agreement have been authenticated, on behalf of the trust created by the Agreement, by authorized officers of Wells Fargo, as authenticating agent.

            (g) The Certificates have on or before this date been delivered, by the Trustee, to or on the order of the Depositor.


                     [SIGNATURE COMMENCES ON FOLLOWING PAGE]

Dated:  November  __, 2001

                                          Wells Fargo BANK MINNESOTA, N.A.,
                                          as Trustee

                                          By:
                                             -----------------------------
                                             Michael L. Mayer

                                    EXHIBIT O

                          FORM OF CERTIFICATE OF KRECM

                    KEYCORP REAL ESTATE CAPITAL MARKETS, INC.

                              OFFICER'S CERTIFICATE

         The undersigned, an authorized officer of KeyCorp Real Estate Capital Markets, Inc. (the "CORPORATION"), in connection with the Pooling and Servicing Agreement dated as of November 12, 2001 (the "POOLING AND SERVICING Agreement"), by and among the Corporation, Credit Suisse First Boston Mortgage Securities Corp., National Consumer Cooperative Bank and Wells Fargo Bank Minnesota, N.A., as Trustee (unless otherwise indicated, defined terms used herein shall have the meanings assigned to them in the Pooling and Servicing Agreement), hereby certifies that, to the best of his knowledge, after reasonable investigation:

            1. The undersigned has carefully examined the Prospectus Supplement and nothing has come to the attention of the undersigned that would lead the undersigned to believe that the statements in the Prospectus Supplement relating to the Corporation and its operations contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            2. The representations and warranties made by the Corporation in the Pooling and Servicing Agreement were true and correct in all material respects as of the date of the Pooling and Servicing Agreement and are true and correct in all material respects as of the date hereof.

            3. The Corporation has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under the Pooling and Servicing Agreement on or prior to the Closing Date.


                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the below named officer has hereunto signed his name.

Dated: November ____, 2001



                                       KEYCORP REAL ESTATE CAPITAL MARKETS, INC.


                                       By:
                                          ----------------------------------
                                       Clay M. Sublett
                                       Senior Vice President

                                    EXHIBIT P

              FORM OF COMPUTATIONAL MATERIAL/ABS TERM SHEET LEGEND

         Under no circumstances shall the information presented hereby constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Lehman Brothers Inc. and McDonald Investments Inc. (the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources that they believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be made solely on the results of your own due diligence with respect to the securities referred to herein and only upon your review of the prospectus and prospectus supplement. This information may not be delivered by you to solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any security discussed herein.






                                      P-1